                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Tele-Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           TELE-COMMUNICATIONS, INC.
                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111
                                 (303) 267-5500

Dear Stockholder:                                                 April 30, 1998

     You are cordially invited to attend the annual meeting of stockholders of Tele-Communications, Inc. (the "Company"), which will be held at the TCI National Digital Television Center, 4100 E. Dry Creek Road, Littleton, Colorado, on June 16, 1998, starting at 2:00 p.m. local time. A notice of the annual meeting, a proxy card, a proxy statement containing important information about the matters to be acted upon at the annual meeting, and the Company's 1997 Annual Report to Stockholders are enclosed.

     You will be asked at the annual meeting to consider and vote upon: (a) the election of three directors of the Company to hold office until the annual meeting of stockholders in the year 2001 and until their successors are elected and qualified; (b) the approval of the Tele-Communications, Inc. 1998 Incentive Plan; and (c) such other business as may properly come before the annual meeting.

     THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE COMPANY'S 1998 INCENTIVE PLAN AND BELIEVES ITS ADOPTION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSALS PRESENTED IN THE ENCLOSED PROXY STATEMENT.

     Whether or not you are personally able to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you wish to attend the annual meeting and vote personally.

                                        Sincerely yours,

                                        /s/ JOHN C. MALONE
                                        John C. Malone
                                        Chairman of the Board and
                                          Chief Executive Officer

                           TELE-COMMUNICATIONS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 16, 1998
                            ------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (including any adjournment or postponement thereof, the "Annual Meeting") of Tele-Communications, Inc., a Delaware corporation (the "Company"), will be held at the TCI National Digital Television Center, 4100 E. Dry Creek Road, Littleton, Colorado, starting at 2:00 p.m. local time, on June 16, 1998, for the following purposes:

          1. To elect three directors of the Company to hold office until the 2001 annual meeting of stockholders and until their successors are elected and qualified (the "Election of Directors Proposal").

          2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan (the "1998 Incentive Plan Proposal").

          3. To transact such other business as may properly come before the Annual Meeting.

     Holders of record of: (a) Tele-Communications, Inc. Series A TCI Group Common Stock (the "TCI Group Series A Stock"); (b) Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Liberty Group Series A Stock");
(c) Tele-Communications, Inc. Series A TCI Ventures Group Common Stock (the "Ventures Group Series A Stock"); (d) Tele-Communications, Inc. Series B TCI Group Common Stock (the "TCI Group Series B Stock"); (e) Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Liberty Group Series B Stock"); (f) Tele-Communications, Inc. Series B TCI Ventures Group Common Stock (the "Ventures Group Series B Stock"); (g) Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock (the "Class B Preferred Stock"); (h) Convertible Preferred Stock, Series C-TCI Group (the "TCOMA Series C Preferred Stock"); (i) Convertible Preferred Stock, Series C-Liberty Media Group (the "LBTYA Series C Preferred Stock"); (j) Redeemable Convertible TCI Group Preferred Stock, Series G (the "Series G Preferred Stock"); and (k) Redeemable Convertible Liberty Media Group Preferred Stock, Series H (the "Series H Preferred Stock") at the close of business on April 30, 1998, the record date for the Annual Meeting, will be entitled to notice of the Annual Meeting. Holders of record of the foregoing securities at the close of business on the record date will be entitled to vote together as a single class on the Election of Directors Proposal, and holders of record of the TCI Group Series A Stock, the Liberty Group Series A Stock, the Ventures Group Series A Stock, the TCI Group Series B Stock, the Liberty Group Series B Stock, the Ventures Group Series B Stock, the TCOMA Series C Preferred Stock, and the LBTYA Series C Preferred Stock at the close of business on the record date will be entitled to vote together as a single class on the 1998 Incentive Plan Proposal.

     To ensure that your interests will be represented at the Annual Meeting, regardless of whether you plan to attend in person, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. This action will not limit your right to vote in person if you wish to attend the Annual Meeting and vote personally.

     This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about May 7, 1998.

                                          By Order of the Board of Directors,

                                          /s/ STEPHEN M. BRETT
                                          Stephen M. Brett
                                          Secretary

Englewood, Colorado
April 30, 1998

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.
                                      (ii)

                           TELE-COMMUNICATIONS, INC.
                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Tele-Communications, Inc., a Delaware corporation (the "Company" or "TCI"), of proxies for use at the annual meeting of the stockholders of the Company, or at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting. Proxies are being solicited from the holders of the following securities of the Company: (a) Tele-Communications, Inc. Series A TCI Group Common Stock (the "TCI Group Series A Stock"); (b) Tele-Communications, Inc. Series B TCI Group Common Stock (the "TCI Group Series B Stock" and together with the TCI Group Series A Stock, the "TCI Group Common Stock"); (c) Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Liberty Group Series A Stock"); (d) Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Liberty Group Series B Stock" and together with the Liberty Group Series A Stock, the "Liberty Media Group Common Stock"); (e) Tele-Communications, Inc. Series A TCI Ventures Group Common Stock (the "Ventures Group Series A Stock"); (f) Tele-Communications, Inc. Series B TCI Ventures Group Common Stock (the "Ventures Group Series B Stock" and together with the Ventures Group Series A Stock, the "Ventures Group Common Stock"); (g) Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock (the "Class B Preferred Stock"); (h) Convertible Preferred Stock, Series C-TCI Group (the "TCOMA Series C Preferred Stock"); (i) Convertible Preferred Stock, Series C-Liberty Media Group (the "LBTYA Series C Preferred Stock" and together with the TCOMA Series C Preferred Stock, the "Series C Preferred Stock"); (j) Redeemable Convertible TCI Group Preferred Stock, Series G (the "Series G Preferred Stock"); and (k) Redeemable Convertible Liberty Media Group Preferred Stock, Series H (the "Series H Preferred Stock"). The aforementioned securities shall be referred to in this Proxy Statement, from time to time, as the "Voting Securities."

                               THE ANNUAL MEETING

TIME AND PLACE; PURPOSES

     The Annual Meeting will be held at the TCI National Digital Television Center, 4100 E. Dry Creek Road, Littleton, Colorado, on June 16, 1998, starting at 2:00 p.m. local time. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon proposals: (a) to elect three directors of the Company to hold office until the annual meeting of stockholders in the year 2001 and until their successors are elected and qualified (the "Election of Directors Proposal"); (b) to consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan (the "1998 Incentive Plan Proposal"); and (c) to transact such other business as may properly come before the Annual Meeting.

     This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about May 7, 1998.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

     The Board of Directors has fixed the close of business on April 30, 1998 (the "Record Date"), as the date for the determination of holders of the Voting Securities entitled to notice of and to vote at the Annual Meeting. Only holders of record of shares of the Voting Securities at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

     Holders of record of the Voting Securities at the close of business on the Record Date will be entitled to vote together as a single class on the Election of Directors Proposal, and holders of record of the TCI Group Common Stock, the Liberty Media Group Common Stock, the Ventures Group Common Stock, and the Series C Preferred Stock at the close of business on the Record Date will be entitled to vote together as a single class on the 1998 Incentive Plan Proposal. At the close of business on the Record Date, there were: (a) 472,207,363 shares of TCI Group Series A Stock outstanding and entitled to vote at the Annual Meeting; (b) 50,126,345 shares of TCI Group Series B Stock outstanding and entitled to vote at the Annual Meeting; (c) 326,076,668 shares of Liberty Group Series A Stock outstanding and entitled to vote at the Annual Meeting; (d) 31,745,757 shares of Liberty Group Series B Stock outstanding and entitled to vote at the Annual Meeting; (e) 377,114,654 shares of Ventures Group Series A Stock outstanding and entitled to vote at the Annual Meeting; (f) 45,367,134 shares of Ventures Group Series B Stock outstanding and entitled to vote at the Annual Meeting; (g) 1,552,490 shares of Class B Preferred Stock outstanding and entitled to vote at the Annual Meeting; (h) 53,120 shares of TCOMA Series C Preferred Stock outstanding and entitled to vote at the Annual Meeting; (i) 70,575 shares of LBTYA Series C Preferred Stock outstanding and entitled to vote at the Annual Meeting; (j) 6,446,794 shares of Series G Preferred Stock outstanding and entitled to vote at the Annual Meeting; and (k) 6,567,794 shares of Series H Preferred Stock outstanding and entitled to vote at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of the Voting Securities entitled to vote is necessary to constitute a quorum at the Annual Meeting. The Election of Directors Proposal must be approved by a plurality of the votes cast with respect to the shares of the TCI Group Common Stock, the Liberty Media Group Common Stock, the Ventures Group Common Stock, the Class B Preferred Stock, the Series C Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock, represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. The affirmative vote of a majority of the combined voting power and a majority of the combined number of the shares of the TCI Group Common Stock, the Liberty Media Group Common Stock, the Ventures Group Common Stock, and the Series C Preferred Stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class, is required to approve the 1998 Incentive Plan Proposal. Each holder of record as of the Record Date of: (a) the TCI Group Series A Stock, the Liberty Group Series A Stock, the Ventures Group Series A Stock, the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock is entitled to cast one vote per share of such class or series held; (b) the TCI Group Series B Stock, the Liberty Group Series B Stock, and the Ventures Group Series B Stock, is entitled to cast ten votes per share of such series held; (c) the TCOMA Series C Preferred Stock is entitled to cast 132.86 votes per share of such series held; and (d) the LBTYA Series C Preferred Stock is entitled to cast
56.25 votes per share of such series held, on each matter on which holders of shares of such class or series are entitled to vote at the Annual Meeting.

PROXIES

     All shares of the Voting Securities represented by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the Election of Directors Proposal and FOR the 1998 Incentive Plan Proposal. So far as the Company's Board of Directors is aware, the Election of Directors Proposal and the 1998 Incentive Plan Proposal are the only matters to be acted upon at the Annual Meeting. As to any other matter which may properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Annual Meeting, will not be voted and, therefore, except in the case of the Election of Directors Proposal, will have the same effect as a vote cast against the matter to which such instruction is indicated. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will also be counted for purposes of determining whether there is a quorum at the Annual Meeting but will be deemed shares not entitled to vote and will not be included for purposes of determining the aggregate voting power and number of shares represented and entitled to vote on a particular matter.

     A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, in person or by other means. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable out-of-pocket expenses in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Effective February 6, 1998, the Company issued a stock dividend to holders of Liberty Media Group Common Stock consisting of one share of Liberty Group Series A Stock for every two shares of Liberty Group Series A Stock held and one share of Liberty Group Series B Stock for every two shares of Liberty Group Series B Stock held (the "1998 Liberty Stock Dividend"). In addition, the Company issued a stock dividend to holders of Ventures Group Common Stock consisting of one share of Ventures Group Series A Stock for each share of Ventures Group Series A Stock held and one share of Ventures Group Series B Stock for each share of Ventures Group Series B Stock held (the "1998 Ventures Stock Dividend" and together with the 1998 Liberty Stock Dividend, the "1998 Stock Dividends"). References to share amounts and per share prices set forth below have been adjusted retroactively to give effect to the 1998 Stock Dividends. In addition, please refer to the discussion under "CONCERNING MANAGEMENT -- Executive Compensation -- Background of Stock Adjustments" for additional information regarding recent changes in the capital structure of the Company. References to share amounts and per share prices also have been adjusted retroactively to give effect to such changes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of December 31, 1997, information with respect to the ownership of the Voting Securities, by each person known to the Company to own beneficially more than 5% of any such class or series outstanding on that date. Unless otherwise indicated, the information in the table and the footnotes is as of December 31, 1997, but has been restated to reflect the 1998 Stock Dividends. Shares issuable upon exercise of options, conversion of convertible securities, exchange of exchangeable securities or upon vesting of restricted stock awards are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power in the table is computed with respect to a general election of directors and, therefore, the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock are included in the calculation notwithstanding the fact that the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock do not generally vote with respect to matters submitted to a vote of stockholders. The number of shares indicated as owned by John C. Malone, Chairman of the Board and Chief Executive Officer of the Company, include interests in shares held by the trustee of the predecessor plan to the TCI 401(k) Stock Plan (the "TCI Stock Plan"). So far as is known to TCI, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table and except for the shares held by the trustee of the TCI Stock Plan for the benefit of Dr. Malone, which shares are voted at the discretion of the trustee.

                                                              AMOUNT
                                                               AND
                                                            NATURE OF                 PERCENT
     NAME AND ADDRESS                                       BENEFICIAL                   OF        VOTING
   OF BENEFICIAL OWNER              TITLE OF CLASS          OWNERSHIP                 CLASS(1)    POWER(1)
   -------------------              --------------          ----------               ----------   --------
John C. Malone
5619 DTC Parkway            TCI Group Series A Stock         1,512,864(2)                  *    )
Englewood, Colorado 80111   TCI Group Series B Stock        54,128,186(3)(4)(5)(6)     84.47%   )
                            Liberty Group Series A Stock     1,229,469(2)(3)               *    )
                            Liberty Group Series B Stock    27,233,811(3)(4)(6)        85.96%   )  48.68%
                            Ventures Group Series A Stock    1,299,932(2)                  *    )
                            Ventures Group Series B Stock   45,239,888(2)(3)(4)(5)(6)   93.16%  )
                            Class B Preferred Stock            273,600(3)              17.62%   )
Kim Magness
5619 DTC Parkway            TCI Group Series A Stock            50,000(7)                  *    )
Englewood, Colorado         TCI Group Series B Stock        21,387,761(4)(8)(9)        38.87%   )
80111, individually and as  Liberty Group Series A Stock     9,233,786(7)(8)            2.95%   )  21.95%
co-personal representative  Liberty Group Series B Stock    14,044,522(8)(9)           44.33%   )
of the Estate of Bob        Ventures Group Series B Stock   18,236,450(8)(9)           39.85%   )
Magness and as personal     Class B Preferred Stock            125,000(8)               8.05%   )
representative of the
Estate of Betsy Magness

Gary Magness
5619 DTC Parkway            TCI Group Series B Stock        14,627,038(4)(8)(9)        27.91%   )
Englewood, Colorado         Liberty Group Series A Stock     6,850,603(8)               2.19%   )
80111, individually and as  Liberty Group Series B Stock    11,702,890(8)(9)           36.94%   )  16.14%
co-personal representative  Ventures Group Series B Stock   12,481,882(8)(9)           28.22%   )
of the Estate of Bob        Class B Preferred Stock            125,000(8)               8.05%   )
Magness

The Associated Group, Inc.
200 Gateway Towers          TCI Group Series A Stock         9,111,202(10)              1.99%   )
Pittsburgh, Pennsylvania    TCI Group Series B Stock         7,123,167(10)             14.77%   )
15222                       Liberty Group Series A Stock     8,180,955(10)              2.61%   )   5.06%
                            Liberty Group Series B Stock     2,651,944(10)              8.37%   )
                            Ventures Group Series A Stock    6,737,548(10)              1.84%   )

The Capital Group
  Companies, Inc. and       TCI Group Series A Stock        39,084,230(11)              8.52%   )
Capital Research and        Liberty Group Series A Stock    49,490,205(11)             15.80%   )   5.11%
  Management Company        Ventures Group Series A Stock   34,440,960(11)              9.42%   )
333 South Hope Street
Los Angeles, California
90071

The Equitable Companies
  Incorporated              TCI Group Series A Stock         5,432,135(12)              1.18%   )
1290 Avenue of the          Liberty Group Series A Stock    35,153,619(13)             11.22%   )   2.50%
  Americas                  Ventures Group Series A Stock   19,618,408(14)              5.36%   )
New York, New York
10104; and
The Mutuelles AXA
  (as defined)
100-101 Terrasse Boieldieu
92042
Paris La Defense France

Putnam Investments, Inc.
One Post Office Square      Ventures Group Series A Stock   39,590,372(15)             10.83%   )   1.64%
Boston, Massachusetts
02109

J.P. Morgan & Co.
  Incorporated              TCI Group Series A Stock        43,044,027(16)              9.39%   )   1.79%
60 Wall Street
New York, New York
10260

                                                              AMOUNT
                                                               AND
                                                            NATURE OF                 PERCENT
     NAME AND ADDRESS                                       BENEFICIAL                   OF        VOTING
   OF BENEFICIAL OWNER              TITLE OF CLASS          OWNERSHIP                 CLASS(1)    POWER(1)
   -------------------              --------------          ----------               ----------   --------
Oppenheimer Capital
Oppenheimer Tower,          TCI Group Series A Stock        41,545,872(17)              9.06%   )
World Financial Center      Ventures Group Series A Stock   20,613,678(17)              5.64%   )   2.58%
New York, New York
10281

Janus Capital Corporation
and Thomas H. Bailey        TCI Group Series A Stock        38,075,152(18)              8.30%   )   1.58%
100 Fillmore Street
Denver, Colorado
80206

Lawrence Flinn, Jr.
209 Taconic Road            TCI Group Series A Stock           701,313(19)                 *    )
Greenwich, Connecticut      TCI Group Series B Stock               814(19)                 *    )
06830                       Liberty Group Series A Stock       406,086(19)                 *    )
                            Liberty Group Series B Stock         9,000(19)                 *    )      *
                            Ventures Group Series A Stock      802,062(19)                 *    )
                            Ventures Group Series B Stock       46,372(19)                 *    )
                            Series G Preferred Stock         6,186,647(19)             94.20%   )
                            Series H Preferred Stock         6,186,647(19)             94.20%   )

Bill Daniels
c/o Daniels & Associates    TCI Group Series A Stock               165(19)                 *    )
3200 Cherry Creek Drive     Liberty Group Series A Stock           144(19)                 *    )
  South                     Ventures Group Series A Stock          188(19)                 *    )      *
Denver, Colorado            TCOMA Series C Preferred Stock      70,575(20)               100%   )
80209                       LBTYA Series C Preferred Stock      70,575(20)               100%   )

Salomon Brothers Inc.
Salomon Brothers            Class B Preferred Stock            100,142(21)              6.45%   )      *
  Holding Company Inc.
Salomon Smith Barney
  Holdings Inc.
Travelers Group Inc.
388 Greenwich Street
New York, New York
10013

---------------

  *  Less than one percent

 (1) Based on 458,473,123 shares of TCI Group Series A Stock, 48,230,923 shares of TCI Group Series B Stock, 313,225,982 shares of Liberty Group Series A Stock, 31,681,124 shares of Liberty Group Series B Stock, 365,719,524 shares of Ventures Group Series A Stock, 44,228,902 shares of Ventures Group Series B Stock, 1,552,490 shares of Class B Preferred Stock, 70,575 shares of TCOMA Series C Preferred Stock, 70,575 shares of LBTYA Series C Preferred Stock, 6,567,344 shares of Series G Preferred Stock and 6,567,894 shares of Series H Preferred Stock outstanding on December 31, 1997, in each case after elimination of shares then held in treasury and shares held by the Company and its majority owned subsidiaries. Further, in connection with the settlement of certain litigation brought against TCI and others, portions of certain transactions that were entered into by TCI in June 1997 were unwound such that 10,201,040 shares of TCI Group Series A Stock and 11,666,508 shares of Ventures Group Series A Stock were returned to TCI as authorized but unissued shares, and TCI issued 10,017,145 shares of TCI Group Series B Stock and 12,034,298 shares of Ventures Group Series B Stock. The December 31, 1997 outstanding share numbers set forth above were adjusted accordingly to reflect the effect of such settlement. See discussion in "CONCERNING MANAGEMENT -- Compensation Committee Interlocks and Insider Participation in Compensation Decisions -- Magness and Malone Transactions".

 (2) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November 1992 to acquire 700,000 shares of TCI Group Series A Stock, 562,500 shares of Liberty Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in December 1995 to acquire 700,000 shares of TCI Group Series A Stock, 562,500 shares of Liberty Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock, of which options to acquire 280,000, 225,000, and 240,000, respectively, of such shares are currently exercisable; and (c) stock options granted in tandem with stock appreciation rights in December 1997 to acquire 2,800,000 shares of Ventures Group Series B Stock, none of which options are exercisable until December 16, 1998. The grant referred to in (c) above is subject to the approval by stockholders of the 1998 Incentive Plan Proposal.

 (3) Includes 776,380 shares of TCI Group Series B Stock, 12,726 shares of Liberty Group Series A Stock, 439,875 shares of Liberty Group Series B Stock, 793,240 shares of Ventures Group Series B Stock and 6,900 shares of Class B Preferred Stock held by Dr. Malone's wife, Mrs. Leslie Malone, as to which Dr. Malone has disclaimed beneficial ownership.

 (4) Pursuant to a letter agreement dated June 17, 1988 (the "1988 Agreement"), the late Mr. Bob Magness and Kearns-Tribune Corporation, a newspaper publishing concern ("Kearns"), each granted Dr. Malone certain rights with respect to the then Class B Common Stock of TCI owned by them. Dr. Malone agreed with TCI to forego the exercise of such rights in connection with a June 16, 1997 transaction whereby the Estate of Bob Magness sold 30,545,864 shares of TCI Group Series B Stock to TCI in exchange for an equal number of shares of TCI Group Series A Stock (the "Estate Swap"). In consideration thereof, TCI granted Dr. Malone the right to acquire, at any time and from time to time prior to June 30, 1999 (the "Malone Right"), up to 30,545,864 shares of TCI Group Series B Stock for either (or any combination of): (a) shares of TCI Group Series A Stock on a one-for-one basis; or (b) cash based on the closing sales price of the TCI Group Series B Stock on the National Market tier of The Nasdaq Stock Market ("Nasdaq") for a specified period prior to the acquisition of such shares by Dr. Malone (the "TCI-Estates Agreement"). Effective February 9, 1998, however, the number of shares of TCI Group Series B Stock subject to the Malone Right was reduced from 30,545,864 to 14,511,570 shares. Dr. Malone and certain members of the Magness family, individually, and in certain cases, on behalf of the Estate of Betsy Magness and the Estate of Bob Magness (collectively, the "Magness Group") have the right to participate with Dr. Malone in any acquisition of up to 12,406,238 of the 14,511,570 shares of TCI Group Series B Stock subject to the Malone Right on a basis proportionate to the relative ownership by the Magness Group and Dr. Malone and his spouse of capital stock of TCI having more than one vote per share in the election of directors. At this time, Dr. Malone's proportionate share of such 12,406,238 shares is 6,809,537, Kim Magness' proportionate share (by means of his role as co-personal representative of the Estate of Bob Magness, as personal representative of the Estate of Betsy Magness and individually) is 5,460,148, and Gary Magness' proportionate share (by means of his role as co-personal representative of the Estate of Bob Magness and individually) is 4,171,825. (As co-personal representatives of the Estate of Bob Magness, the 4,035,271 shares of TCI Group Series B Stock attributable to the Estate of Bob Magness' proportionate right in the Malone Right, have been attributed in full to each of Kim and Gary Magness.) The remaining 2,105,332 shares continue to be subject to the Malone Right, free of any right of the Magness Group to participate in such shares. If the Magness Group or any member thereof declines to participate in the Malone Right, Dr. Malone may acquire all such shares.

     In connection with the foregoing changes to the TCI-Estates Agreement, on February 9, 1998, Dr. Malone and his spouse (the "Malone Group") and the Magness Group entered into a Stockholders' Agreement pursuant to which the parties agreed to consult with each other on any matter coming to a vote of TCI stockholders; provided, however, that in the event of a disagreement, the shares of TCI Group Series B Stock, Liberty Group Series B Stock and Ventures Group Series B Stock held by the Malone Group and the Magness Group will be voted in the manner directed by Dr. Malone pursuant to an irrevocable proxy given by the Magness Group.

     As a result of the February 1998 transactions, Dr. Malone's beneficial ownership of TCI common stock includes the following shares held by the Magness Group: 16,365,681 shares of TCI Group Series B Stock, 14,292,719 shares of Liberty Group Series B Stock, and 18,684,034 shares of Ventures Group Series B Stock. In addition, all of the shares subject to the Malone Right have been included in Dr. Malone's beneficial ownership information.

 (5) Includes 1,684,775 shares of TCI Group Series B Stock and 1,721,360 shares of Ventures Group Series B Stock over which Dr. Malone has the power to direct the voting. Dr. Malone also has a right of first refusal with respect to any proposed transfer of such shares. Such right of first refusal may be exercised by Dr. Malone either by the payment of cash or, subject to certain exceptions, by the exchanging of shares of TCI Group Series A Stock for such TCI Group Series B Stock or Ventures Group Series A Stock for such Ventures Group Series B Stock. If not exercised by Dr. Malone, the right of first refusal may be exercised by the Company. See note 8 to the table in "Security Ownership of Management" for additional information.

 (6) Dr. and Mrs. Malone's shares of TCI Group Series B Stock, Liberty Group Series B Stock, and Ventures Group Series B Stock are subject to the terms of a Call Agreement, dated as of February 9, 1998, among Dr. and Mrs. Malone and TCI. See "CONCERNING MANAGEMENT -- Certain Relationships and Related Transactions -- Transactions with Management and Others -- Malone Transactions" for additional information regarding the terms of this Call Agreement.

 (7) Assumes the exercise in full of options granted to Mr. Magness in November 1994, pursuant to the Company's 1994 Nonemployee Director Stock Option Plan (the "Director Stock Option Plan"), to acquire 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock. Options to acquire 30,000 and 16,875, respectively, of such shares are currently exercisable.

 (8) Effective January 5, 1998, Mr. Kim Magness and Mr. Gary Magness were appointed co-personal representatives of the Estate of Bob Magness. Accordingly, the following shares beneficially owned by the Estate of Bob Magness are reflected in full in Mr. Kim Magness' and Mr. Gary Magness' share information: (a) 14,052,416 shares of TCI Group Series B Stock; (b) 125,000 shares of Class B Preferred Stock; (c) 6,726,505 shares of Liberty Group Series A Stock; (d) 11,454,693 shares of Liberty Group Series B Stock; and (e) 12,034,298 shares of Ventures Group Series B Stock.

 (9) The shares of TCI Group Series B Stock, Liberty Group Series B Stock, and Ventures Group Series B Stock beneficially owned by Mr. Kim Magness, Mr. Gary Magness, the Estate of Bob Magness, and the Estate of Betsy Magness are subject to the terms of a Call Agreement, dated as of February 9, 1998, among members of the Magness Group and TCI. See "CONCERNING MANAGEMENT -- Compensation Committee Interlocks and Insider Participation in Compensation Decisions -- Magness and Malone Transactions" for additional information regarding the terms of such Call Agreement.

(10) The number of shares in the table is based upon disclosure made by The Associated Group, Inc. to the Company as of February 26, 1998. All shares are beneficially owned through a wholly owned subsidiary of The Associated Group, Inc.

(11) The number of shares in the table is based upon the Schedule 13Gs filed by The Capital Group Companies, Inc. with respect to: (a) TCI Group Series A Stock, dated February 11, 1998; (b) Ventures Group Series A Stock, dated February 12, 1998; and (c) Liberty Group Series A Stock, dated February 12, 1998. The Capital Group Companies, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in the Schedule 13Gs. The investment management companies, which include a bank and several investment advisers, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. The Capital Group Companies, Inc. does not have investment power or voting power over any of the securities reported; however, The Capital Group Companies, Inc., may be deemed to beneficially own such securities. Capital Research and Management Company, an investment adviser and wholly owned subsidiary of The Capital Group Companies, Inc., is the beneficial owner of 35,835,520 shares of TCI Group Series A Stock, 31,217,880 shares of Ventures Group Series A Stock, and 39,857,610 shares of Liberty Group Series A Stock as a result of acting as investment adviser to various investment companies. The remaining shares reported as being beneficially owned by The Capital Group Companies, Inc. are beneficially owned by other subsidiaries of The Capital Group Companies, Inc., none of which by itself owns 5% or more of the outstanding securities.

(12) The number of shares of TCI Group Series A Stock in the table is based upon a Schedule 13G, dated February 17, 1998, filed by The Equitable Companies Incorporated and other related companies (defined therein as the Mutuelles
     AXA). The Schedule 13G reflects that said corporations have sole voting power over 1,073,613 shares and shared voting power over 3,867,425 shares of TCI Group Series A Stock. The Schedule 13G also reflects that said corporations have sole disposition power over 5,407,128 shares and shared disposition power over 25,007 shares of TCI Group Series A Stock. No additional information is given with respect to the voting power over the remaining shares.

(13) The number of shares of Liberty Group Series A Stock in the table is based upon a Schedule 13G, dated February 17, 1998, filed by The Equitable Companies Incorporated and other related companies (defined therein as the Mutuelles AXA). The Schedule 13G reflects that said corporations have sole voting power over 18,008,896 shares and shared voting power over 8,877,555 shares of Liberty Group Series A Stock. The Schedule 13G also reflects that said corporations have sole disposition power over 35,148,063 shares and shared disposition power over 5,556 shares of Liberty Group Series A Stock. No additional information is given with respect to the voting power over the remaining shares.

(14) The number of shares of Ventures Group Series A Stock in the table is based upon a Schedule 13G, dated February 17, 1998, filed by The Equitable Companies Incorporated and other related companies (defined therein as the Mutuelles AXA). The Schedule 13G reflects that said corporations have sole voting power over 2,348,320 shares and shared voting power over 16,845,032 shares of Ventures Group Series A Stock. The Schedule 13G also reflects that said corporations have sole disposition power over 19,598,730 shares and shared disposition power over 19,678 shares of Ventures Group Series A Stock. No additional information is given with respect to the voting power over the remaining shares.

(15) The number of shares of Ventures Group Series A Stock in the table is based upon a Schedule 13G, dated February 6, 1998, filed by Putnam Investments, Inc. and other related companies. The Schedule 13G reflects that said corporations have shared voting power over 3,706,552 shares and shared disposition power over all the shares. No additional information is given with respect to the voting power over the remaining shares.

(16) The number of shares of TCI Group Series A Stock in the table is based upon a Schedule 13G, dated January 31, 1997, filed by J. P. Morgan & Co. Incorporated. The Schedule 13G reflects that said corporation has sole voting power over 28,128,668 shares and shared voting power over 525,866 shares of TCI Group Series A Stock. The Schedule 13G also reflects that said corporation has sole disposition power over 42,165,466 shares and shared disposition power over 740,460 shares of TCI Group Series A Stock. No information is given with respect to the voting power or disposition power over the remaining shares.

(17) The disclosure concerning the TCI Group Series A Stock is based upon disclosure made by Oppenheimer Capital to the Company during the first quarter of 1997. The disclosure concerning the Ventures Group Series A Stock is based upon a Schedule 13G, dated as of February 27, 1998, filed by Oppenheimer Capital. The Schedule 13G reflects that said corporation has sole voting power and sole disposition power over all the shares of Ventures Group Series A Stock.

(18) The number of shares of TCI Group Series A Stock in the table is based upon a Schedule 13G, dated February 13, 1998, filed by Janus Capital Corporation. The Schedule 13G reflects that said corporation has shared voting power and shared disposition power over all of the shares of TCI Group Series A Stock.

(19) Based upon the Company's review of the record of stockholders provided by the Company's transfer agent, The Bank of New York.

(20) Based upon the Company's review of its internally maintained stock records.

(21) The number of shares of Class B Preferred Stock in the table is based upon a Schedule 13G, dated December 10, 1997, filed by Salomon Brothers Inc. The
     Schedule 13G reflects that said corporation has shared voting power and shared disposition power over all of the shares of Class B Preferred Stock.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of December 31, 1997, information with respect to the ownership of: (a) the Voting Securities; and (b) the voting securities of Tele-Communications International, Inc., a majority owned subsidiary of the Company ("International"), which consist of Tele-Communications International, Inc. Series A Common Stock ("TINTA Series A Stock") and Tele-Communications International, Inc. Series B Common Stock ("TINTA Series B Stock"), by all directors and each of the named executive officers of TCI and by all executive officers and directors of TCI as a group. Shares issuable upon exercise of options, conversion of convertible securities, exchange of exchangeable securities or upon vesting of restricted stock awards are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power in the table is computed with respect to a general election of directors and, therefore, the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock are included in the calculation notwithstanding the fact that the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock do not generally vote with respect to matters submitted to a vote of stockholders. The number of shares of TCI Group Series A Stock, TCI Group Series B Stock, Liberty Group Series A Stock, Liberty Group Series B Stock, Ventures Group Series A Stock, and Ventures Group Series B Stock in the table include interests of the directors or named executive officers or of members of the group of directors and executive officers in shares held by the trustee of the TCI Stock Plan and shares held by the trustee of United Artists Entertainment Company's Employee Stock Ownership Plan for their respective accounts. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table and except for the shares held by the trustee of the TCI Stock Plan for the benefit of such person, which shares are voted at the discretion of the trustee. The information in the table has been adjusted for the 1998 Stock Dividends.

                                                                 AMOUNT
                                                                  AND                          PERCENT
                                                               NATURE OF                         OF       VOTING
NAME OF                                                        BENEFICIAL                       CLASS     POWER
BENEFICIAL OWNER                      TITLE OF CLASS           OWNERSHIP                       (1)(2)     (1)(2)
----------------                      --------------           ----------                      -------    ------
Donne F. Fisher               TCI Group Series A Stock            433,732(3)                     *      )
                              TCI Group Series B Stock            183,012                        *      )
                              Liberty Group Series A Stock        381,838(3)                     *      )
                              Liberty Group Series B Stock         93,402                        *      )     *
                              Ventures Group Series A Stock       306,184(3)                     *      )
                              Ventures Group Series B Stock       268,738                        *      )
                              Class B Preferred Stock               4,299(3)                     *      )

John W. Gallivan              TCI Group Series A Stock            105,412(4)                     *      )
                              Liberty Group Series A Stock         29,318(4)                     *      )     *
                              Ventures Group Series A Stock        23,696                        *      )
                              Class B Preferred Stock                  14(4)                     *      )

Paul A. Gould                 TCI Group Series A Stock             99,197(5)                     *      )
                              TCI Group Series B Stock            244,842                        *      )
                              Liberty Group Series A Stock        153,807(5)                     *      )
                              Liberty Group Series B Stock         58,621                        *      )     *
                              Ventures Group Series A Stock        56,266                        *      )
                              Ventures Group Series B Stock        57,964                        *      )
                              Class B Preferred Stock              12,248                        *      )

                              TINTA Series A Stock                 95,000(6)                     *      )     *

Leo J. Hindery, Jr.           TCI Group Series A Stock          1,924,534(7)                     *      )
                              TCI Group Series B Stock          1,684,775(8)                     3.49%  )
                              Liberty Group Series A Stock      1,125,000(7)                     *      )
                              Ventures Group Series A Stock     1,550,932(7)                     *      )
                              Ventures Group Series B Stock     1,721,360(8)                     3.89%  )

                              TINTA Series A Stock                 50,000(7)                     *           *

                                                                 AMOUNT
                                                                  AND                          PERCENT
                                                               NATURE OF                         OF       VOTING
NAME OF                                                        BENEFICIAL                       CLASS     POWER
BENEFICIAL OWNER                      TITLE OF CLASS           OWNERSHIP                       (1)(2)     (1)(2)
----------------                      --------------           ----------                      -------    ------
Jerome H. Kern                TCI Group Series A Stock          2,080,746(9)                     *      )
                              Liberty Group Series A Stock      1,546,292(9)                     *      )    *
                              Ventures Group Series A Stock     1,624,876(9)                     *      )

                              TINTA Series A Stock                 50,000(6)                     *           *

Kim Magness,                  TCI Group Series A Stock             50,000(10)                    *      )
individually and              TCI Group Series B Stock         21,387,761(11)                   38.87%  )
as co-personal                Liberty Group Series A Stock      9,233,786(12)                    2.95%  )  21.95%
representative of the         Liberty Group Series B Stock     14,044,522(13)                   44.33%  )
Estate of Bob Magness         Ventures Group Series B Stock    18,236,450(13)                   39.85%  )
   and as personal            Class B Preferred Stock             125,000(14)                    8.05%  )
representative of the Estate
of Betsy Magness

John C. Malone                TCI Group Series A Stock          1,512,864(15)                    *      )
                              TCI Group Series B Stock         54,128,186(16)                   84.47%  )
                              Liberty Group Series A Stock      1,229,469(17)                    *      )
                              Liberty Group Series B Stock     27,233,811(18)                   85.96%  )  48.68%
                              Ventures Group Series A Stock     1,299,932(15)                    *      )
                              Ventures Group Series B Stock    45,239,888(19)                   93.16%  )
                              Class B Preferred Stock             273,600(20)                   17.62%  )

                              TINTA Series A Stock                 50,000(6)                     *           *

Robert A. Naify               TCI Group Series A Stock         16,604,946(21)                    3.50%   )
                              Liberty Group Series A Stock     13,324,925(21)                    4.09%   )  1.80%
                              Ventures Group Series A Stock    14,167,826(21)                    3.73%   )
                              Class B Preferred Stock               1,000                        *       )

J C Sparkman                  TCI Group Series A Stock            200,921(22)                    *       )
                              Liberty Group Series A Stock        141,751(22)                    *       )   *
                              Ventures Group Series A Stock       107,102(22)                    *       )

Stephen M. Brett              TCI Group Series A Stock            636,424(23)                    *       )
                              Liberty Group Series A Stock        572,232(23)                    *       )   *
                              Ventures Group Series A Stock       519,986(23)                    *       )

                              TINTA Series A Stock                100,000(24)                    *           *

Larry E. Romrell              TCI Group Series A Stock            588,400(25)                    *       )
                              TCI Group Series B Stock                 20                        *       )
                              Liberty Group Series A Stock        441,381(25)                    *       )   *
                              Liberty Group Series B Stock            220                        *       )
                              Ventures Group Series A Stock       633,686(25)                    *       )
                              Ventures Group Series B Stock         1,136                        *       )

Fred A. Vierra                TCI Group Series A Stock            242,528(26)                    *       )
                              Liberty Group Series A Stock        318,382(26)                    *       )   *
                              Ventures Group Series A Stock       369,858(26)                    *       )
                              Class B Preferred Stock                 200                        *       )

                              TINTA Series A Stock                596,000(27)                    *           *

All directors and             TCI Group Series A Stock         26,090,499(4)(21)(28)             5.42%   )
executive officers as         TCI Group Series B Stock         54,558,104(8)(11)(16)            85.14%   )
a group (17 persons)          Liberty Group Series A Stock     30,998,676(4)(20)(21)(28)         9.30%   )
                              Liberty Group Series B Stock     27,387,822(11)(18)               86.45%   )  50.73%
                              Ventures Group Series A Stock    22,016,488(21)(28)                5.72%   )
                              Ventures Group Series B Stock    45,573,070(8)(11)(16)(29)        93.85%   )
                              Class B Preferred Stock             418,675(3)(4)(14)(20)         26.97%   )

                              TINTA Series A Stock                991,000(30)                    *          *

*

---------------

  *  Less than one percent.

 (1) See note 1 to the table in "Security Ownership of Certain Beneficial
     Owners."

 (2) Based on 103,627,880 shares of TINTA Series A Stock and 11,700,000 shares of TINTA Series B Stock outstanding on December 31, 1997 after elimination of shares then held in treasury and shares held by International and its subsidiaries.

 (3) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights to Mr. Fisher in November 1994 to acquire 140,000 shares of TCI Group Series A Stock, 112,500 shares of Liberty Group Series A Stock, and 120,000 Ventures Group Series A Stock of which options to acquire 84,000, 67,500, and 72,000, respectively, of such shares are currently exercisable; and (b) stock options granted in January 1996, pursuant to the Director Stock Option Plan, to acquire 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock, of which options to acquire 10,000 and 5,625, respectively, of such shares are currently exercisable. In addition, includes 210 shares of Class B Preferred Stock held by Mr. Fisher's wife.

 (4) Includes 1,524 shares of TCI Group Series A Stock, 856 shares of Liberty Group Series A Stock and 14 shares of Class B Preferred Stock held by Mr. Gallivan's wife. Also, assumes the exercise in full of stock options granted in November 1994, pursuant to the Director Stock Option Plan, to acquire 20,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock. Options to acquire 16,875 shares of Liberty Group Series A Stock are currently exercisable. None of the options to acquire shares of the TCI Group Series A Stock remaining from the original grant are exercisable until November 16, 1998.

 (5) Assumes the exercise in full of options granted in December 1996, pursuant to the Director Stock Option Plan, to acquire 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock. Options to acquire 10,000 and 5,625, respectively, of such shares are currently exercisable.

 (6) Assumes the exercise in full of options granted in April 1996, pursuant to International's 1996 Nonemployee Director Stock Option Plan (the "International Director Stock Option Plan"), to acquire 50,000 shares of TINTA Series A Stock. Options to acquire 10,000 shares are currently exercisable.

 (7) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in February 1997 to acquire 700,000 shares of TCI Group Series A Stock, 375,000 shares of Liberty Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock, none of which options are exercisable until February 1998; (b) stock options granted in tandem with stock appreciation rights by the Company in February 1997 to acquire 50,000 shares of TINTA Series A Stock owned by the Company, none of which options are exercisable until February 1998; and (c) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 1,050,000 shares of TCI Group Series A Stock, 750,000 shares of Liberty Group Series A Stock, and 900,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 1998. Also includes 174,534 shares of restricted TCI Group Series A Stock and 50,932 shares of restricted Ventures Group Series A Stock. Such shares vest as to 50% in July 2001 and as to the remaining 50% in July 2002.

 (8) Includes 1,684,775 shares of TCI Group Series B Stock and 1,721,360 shares of Ventures Group Series B Stock held by trusts to which Mr. Hindery is the trustee and over which Dr. Malone has the power to vote such shares. Dr. Malone also has a right of first refusal with respect to any proposed transfer of such shares. Such right of first refusal may be exercised by Dr. Malone either by the payment of cash or, subject to certain exceptions, by the exchanging of shares of TCI Group Series A Stock for such TCI Group Series B Stock or Ventures Group Series A Stock for such Ventures Group Series B Stock. If not exercised by Dr. Malone, the right of first refusal may be exercised by the Company.

 (9) Assumes the exercise in full of the following: (a) stock options granted in November 1994, pursuant to the Director Stock Option Plan, to purchase 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock, of which options to acquire 30,000 and 16,875, respectively, of such shares are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in December 1995, to acquire 350,000 shares of TCI Group Series A Stock, 281,250 shares of Liberty Group Series A Stock and 300,000 shares of Ventures Group Series A Stock, of which options to acquire 140,000, 112,500 and 120,000, respectively, of such shares are currently exercisable; (c) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 1,050,000 shares of TCI Group Series A Stock, 843,750 shares of Liberty Group Series A Stock and 900,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 23, 1998; and (d) stock options granted in tandem with stock appreciation rights in December 1997 to acquire 350,000 shares of TCI Group Series A Stock, 250,000 shares of Liberty Group Series A Stock, and 300,000 shares of Ventures Group Series A Stock, none of which options are exercisable until December 29, 1998. Also includes

     163,620 shares of restricted TCI Group Series A Stock and 72,760 shares of restricted Ventures Group Series A Stock. Such shares vest as to 50% in July 2001 and as to the remaining 50% in July 2002.

(10) See note (7) to the table in "Security Ownership of Certain Beneficial Owners."

(11) See notes (4), (8) and (9) to the table in "Security Ownership of Certain Beneficial Owners."

(12) See notes (7) and (8) to the table in "Security Ownership of Certain Beneficial Owners."

(13) See notes (8) and (9) to the table in "Security Ownership of Certain Beneficial Owners."

(14) See note (8) to the table in "Security Ownership of Certain Beneficial Owners."

(15) See note (2) to the table in "Security Ownership of Certain Beneficial Owners."

(16) See notes (3), (4), (5) and (6) to the table in "Security Ownership of Certain Beneficial Owners."

(17) See notes (2) and (3) to the table in "Security Ownership of Certain Beneficial Owners."

(18) See notes (3), (4) and (6) to the table in "Security Ownership of Certain Beneficial Owners."

(19) See notes (2), (3), (4), (5) and (6) to the table in "Security Ownership of Certain Beneficial Owners."

(20) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(21) Mr. Robert Naify received notes, which are currently convertible into 15,712,848 shares of TCI Group Series A Stock, 12,626,395 shares of Liberty Group Series A Stock, 13,468,156 shares of Ventures Group Series A Stock, as partial consideration for the sale to the Company of the stock owned by him in United Artists Communications, Inc. Mr. Naify is also a co-trustee, along with Mr. Naify's brother, Marshall, and their sister, of a trust for the benefit of Marshall Naify, which holds additional notes convertible into 239,124 shares of TCI Group Series A Stock, 192,153 shares of Liberty Group Series A Stock, and 204,964 shares of Ventures Group Series A Stock. The number of shares indicated as held by Mr. Naify assumes the conversion of these notes. Also, assumes the exercise in full of options granted in November 1994, pursuant to the Director Stock Option Plan, to acquire 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock. Options to acquire 30,000 and 16,875, respectively, of such shares are currently exercisable.

(22) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in May 1995 to acquire 70,000 shares of TCI Group Series A Stock, 30,000 shares of Liberty Group Series A Stock, and 60,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; and (b) stock options granted in December 1996, pursuant to the Director Stock Option Plan, to acquire 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock, of which options to acquire 10,000 and 5,625, respectively, of such shares are currently exercisable.

(23) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November 1992 to acquire 56,250 shares of Liberty Group Series A Stock, all of which options are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in October 1993 to acquire 56,250 shares of Liberty Group Series A Stock, all of which options are currently exercisable; (c) stock options granted in tandem with stock appreciation rights in November 1994 to acquire 140,000 shares of TCI Group Series A Stock, 112,500 shares of Liberty Group Series A Stock and 120,000 shares of Ventures Group Series A Stock, of which options to acquire 84,000, 67,500 and 72,000, respectively, of such shares are currently exercisable; (d) stock options granted in tandem with stock appreciation rights in December 1995 to acquire 210,000 shares of TCI Group Series A Stock, 168,750 shares of Liberty Group Series A Stock and 180,000 shares of Ventures Group Series A Stock, of which options to acquire 84,000, 67,500 and 72,000, respectively, of such shares are currently exercisable; and (e) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 241,500 shares of TCI Group Series A Stock, 150,000 shares of Liberty Group Series A Stock and 207,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 23, 1998. In addition, assumes the vesting in full of 35,634 shares of restricted TCI Group Series A Stock, 22,500 shares of restricted Liberty Group Series A Stock and 8,732 shares of restricted Ventures Group Series A Stock granted in December 1995. Such shares vest as to 50% in December 1999 and as to the remaining 50% in December 2000.

(24) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in December 1995 to acquire 50,000 shares of TINTA Series A Stock, of which options to acquire 20,000 of such shares are currently exercisable; and (b) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 50,000 shares of TINTA Series A Stock, none of which options are exercisable until July 23, 1998.

(25) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November 1992 to acquire 56,250 shares of Liberty Group Series A Stock and 60,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in October 1993 to acquire 56,250 shares of Liberty Group Series A Stock and 60,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; (c) stock options granted in tandem with stock appreciation rights in November 1994 to acquire 140,000 shares of TCI Group Series A Stock, 112,500 shares of Liberty Group Series A Stock, and 120,000 shares of Ventures Group Series A Stock, of which options to purchase 84,000, 67,500, and 72,000, respectively, of such shares are currently exercisable;
     (d) stock options granted in tandem with stock appreciation rights in December 1995 to acquire 210,000 shares of TCI Group Series A Stock, 168,750 shares of Liberty Group Series A Stock and 180,000 shares of Ventures Group Series A Stock, of which options to purchase 84,000, 67,500, and 72,000, respectively, of such shares are currently exercisable; (e) stock options granted in tandem with stock appreciation rights in May 1997 to acquire 157,500 shares of TCI Group Series A Stock and 135,000 shares of Ventures Group Series A Stock, none of which options are exercisable until May 15, 1998; and (f) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 31,500 shares of TCI Group Series A Stock and 27,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 23, 1998. Additionally assumes the vesting in full of 25,448 restricted shares of TCI Group Series A Stock, 22,500 restricted shares of Liberty Group Series A Stock, and 29,104 restricted shares of Ventures Group Series A Stock. Such shares vest as to 50% in December 1999 and as to the remaining 50% in December 2000.

(26) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November 1992 to acquire 56,250 shares of Liberty Group Series A Stock and 60,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in October 1993 to acquire 70,000 shares of TCI Group Series A Stock, 56,250 shares of Liberty Group Series A Stock and 60,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; and (c) stock options granted in tandem with stock appreciation rights in November 1994 to acquire 140,000 shares of TCI Group Series A Stock, 112,500 shares of Liberty Group Series A Stock and 120,000 shares of Ventures Group Series A Stock, of which options to acquire 84,000, 67,500 and 72,000, respectively, of such shares are currently exercisable.

(27) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December 1995 to acquire 400,000 shares of TINTA Series A Stock. Options to acquire 160,000 of such shares of TINTA Series A Stock are currently exercisable. Also assumes the vesting in full of 15,000 shares of restricted TINTA Series A Stock granted in December 1995. Such shares vest as to 50% in December 1999 and as to the remaining 50% in December 2000. In addition, assumes the vesting in full of 150,000 shares of restricted TINTA Series A Stock granted in July 1997. Such shares vest as to 50% in July 2001 and as to the remaining 50% in July 2002.

(28) Certain executive officers and directors of the Company hold options which were granted in tandem with stock appreciation rights in November 1992 to acquire: an aggregate of 791,500 shares of TCI Group Series A Stock, 843,749 shares of Liberty Group Series A Stock, and 804,000 shares of Ventures Group Series A Stock. All of such options are currently exercisable.

     Additionally, certain executive officers hold stock options granted in tandem with stock appreciation rights in October 1993 to acquire an aggregate of 170,625 shares of TCI Group Series A Stock, 281,249 shares of Liberty Group Series A Stock, and 206,250 shares of Ventures Group Series A Stock. All of such options are currently exercisable.

     Also, certain executive officers and a director hold stock options which were granted in tandem with stock appreciation rights in November 1994 to acquire an aggregate of 700,000 shares of TCI Group Series A Stock, 562,500 shares of Liberty Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock. Options to acquire 420,000, 337,500, and 360,000, respectively, of such shares are currently exercisable.

     Additionally, certain executive officers and directors hold stock options which were granted in tandem with stock appreciation rights in December 1995 to acquire an aggregate of 1,802,500 shares of TCI Group Series A Stock, 2,306,250 shares of Liberty Group Series A Stock, and 1,545,000 shares of Ventures Group Series A Stock. Options to acquire 721,000, 922,500, and 618,000, respectively, of such shares are currently exercisable.

     Additionally, certain executive officers hold stock options which were granted in tandem with stock appreciation rights in May 1997 to acquire an aggregate of 315,000 shares of TCI Group Series A Stock and 270,000 shares of Ventures Group Series A Stock. None of such options are exercisable until May 15, 1998.

     Additionally, certain executive officers and a director hold stock options which were granted in tandem with stock appreciation rights in July 1997 to acquire an aggregate of 1,613,500 shares of TCI Group Series A Stock, 1,550,001 shares of Liberty Group Series A Stock, and 1,383,000 shares of Ventures Group Series A Stock. None of such options are exercisable until July 23, 1998.

     Additionally, an executive officer holds stock appreciation rights which were granted in March 1991 to acquire an aggregate of 150,000 shares of TCI Group Series A Stock, 150,000 shares of Liberty Group Series A Stock, and 130,000 shares of Ventures Group Series A Stock. All of such options are currently exercisable.

     Additionally, Mr. Kern holds stock options which were granted in tandem with stock appreciation rights in July 1997 to acquire an aggregate of 1,050,000 shares of TCI Group Series A Stock, 843,750 shares of Liberty Group Series A Stock, and 900,000 shares of Ventures Group Series A Stock. None of such options are exercisable until July 23, 1998.

     Additionally, Mr. Kern holds stock options which were granted in tandem with stock appreciation rights in December 1997 to acquire an aggregate of 350,000 shares of TCI Group Series A Stock, 250,000 shares of Liberty Group Series A Stock, and 300,000 shares of Ventures Group Series A Stock. None of such options are exercisable until December 29, 1998.

     Also, certain executive officers hold an aggregate of 95,257 restricted shares of TCI Group Series A Stock, 45,000 restricted shares of Liberty Group Series A Stock, and 69,486 restricted shares of Ventures Group Series A Stock. Such shares vest as to 50% in December 1999 and as to the remaining 50% in December 2000. Messrs. Hindery and Kern hold an aggregate of 338,154 restricted shares of TCI Group Series A Stock and 123,692 restricted shares of Ventures Group Series A Stock. Such shares vest as to 50% in July 2001 and as to the remaining 50% in July 2002.

     Mr. Hindery holds options to acquire 700,000 shares of TCI Group Series A Stock, 375,000 shares of Liberty Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock as described in note 7 above. Mr. Sparkman holds options to acquire 70,000 shares of TCI Group Series A Stock, 30,000 shares of Liberty Group Series A Stock, and 60,000 shares of Ventures Group Series A Stock as described in note 22 above.

     Pursuant to the Director Stock Option Plan, certain directors hold options to purchase an aggregate of 170,000 shares of TCI Group Series A Stock and an aggregate of 112,500 shares of Liberty Group Series A Stock. Options to purchase an aggregate of 90,000 and 67,500, respectively, of such shares are currently exercisable. Mr. Fisher holds an option to purchase 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Group Series A Stock. Options to purchase 10,000 and 5,625, respectively, of such shares are currently exercisable. Messrs. Gould and Sparkman hold options to purchase an aggregate of 100,000 shares of TCI Group Series A Stock and 56,250 shares of Liberty Group Series A Stock. Options to purchase 20,000 and 11,250, respectively, of such shares are currently exercisable.

     All of the aforementioned options with tandem stock appreciation rights, options and restricted stock are reflected in this table assuming the exercise or vesting in full of such securities.

(29) Dr. Malone holds a stock option which was granted in tandem with stock appreciation rights in December 1997 to acquire 2,800,000 shares of Ventures Group Series B Stock. Such grant is subject to stockholder approval of the 1998 Incentive Plan Proposal. None of these options are exercisable until December 16, 1998.

(30) Certain executive officers hold options which were granted in tandem with stock appreciation rights in December 1995 to acquire an aggregate of 450,000 shares of TINTA Series A Stock. Options to acquire 180,000 shares of TINTA Series A Stock are currently exercisable. Additionally, Mr. Vierra holds 165,000 restricted shares of TINTA Series A Stock. None of the shares are currently vested.

     Additionally, one executive officer holds options granted in tandem with stock appreciation rights in December 1995 by the Company to acquire 50,000 shares of TINTA Series A Stock owned by the Company. Options to acquire 20,000 shares of TINTA Series A Stock are currently exercisable. Pursuant to the International Director Stock Option Plan, Messrs. Malone, Kern and Gould hold options to purchase an aggregate of 150,000 shares of TINTA Series A Stock. Options to acquire an aggregate of 30,000 shares of TINTA Series A Stock are currently exercisable. Mr. Hindery holds an option granted by the Company to acquire 50,000 shares of TINTA Series A Stock as described in note 7 above. Mr. Brett holds an option granted in July 1997 to acquire 50,000 shares of TINTA Series A Stock as described in note 24 above.

     No equity securities in any subsidiary of the Company, other than directors' qualifying shares, are owned by any of the Company's executive officers or directors, except for those shares of TINTA Series A Stock reflected in the above table and except for the securities discussed below. The following discussion sets forth ownership information as of April 1, 1998.

     Mr. Kim Magness, a director of the Company, owns 31 shares of 12% Series C Cumulative Compounding Preferred Stock ("WestMarc Preferred Stock") of WestMarc Communications, Inc., a wholly owned subsidiary of the Company, and beneficially owns 948 shares of WestMarc Preferred Stock held by the Estate of Bob Magness. Dr. Malone, a director and an executive officer of the Company, owns, as trustee for his children, 68 shares of WestMarc Preferred Stock. Mr. Larry Romrell, an officer of the Company, owns 103 shares of WestMarc Preferred Stock and holds options to purchase 1% of the Company's common equity in TCI.NET, Inc., a subsidiary of the Company, and holds a stock appreciation right in TCI Internet Services, Inc., a subsidiary of the Company ("TCI Internet"). See note 15 to "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of the Company" for additional information about this award.

     Additionally, the following executive officers and directors own options to purchase shares of Class A Common Stock of United Video Satellite Group, Inc., a subsidiary of the Company: (a) Mr. Bennett beneficially owns options to purchase 15,000 shares; (b) Mr. Fisher beneficially owns options to purchase 15,000 shares; (c) Mr. Gould beneficially owns options to purchase 15,000 shares; (d) Mr. Hindery beneficially owns options to purchase 15,000 shares; (e) Mr. Howard beneficially owns options to purchase 100,000 shares; (f) Mr. Romrell beneficially owns options to purchase 15,000 shares; and (g) Mr. Sparkman beneficially owns options to purchase 15,000 shares.

     In addition, the following executive officers and directors beneficially own shares in At Home Corporation, a subsidiary of the Company: (a) Mr. Jones beneficially owns 1,000 shares of Series A Common Stock; (b) Mr. Kern beneficially owns jointly with his son 25,000 shares of Series A Common Stock;
(c) Dr. Malone beneficially owns 23,000 shares of Series A Common Stock; (d) Mr. Naify beneficially owns 15,134 shares of Series A Common Stock; and (e) Mr. Romrell beneficially owns 10,000 shares of Series A Common Stock.

     Additionally, the following executive officers and directors own options to purchase shares of Series A Common Stock of TCI Music, Inc., a subsidiary of the
Company: (a) Mr. Bennett beneficially owns options to purchase 100,000 shares;
(b) Mr. Fisher beneficially owns options to purchase 833,334 shares; (c) Mr. Hindery beneficially owns options to purchase 833,334 shares; and (d) Mr. Sparkman beneficially owns options to purchase 100,000 shares. In addition, Mr. Sparkman beneficially owns 37,500 shares of Series A Common Stock of TCI Music, Inc.

     Mr. Howard beneficially owns as trustee for his children 364 shares of Senior Cumulative Exchangeable Preferred Stock, Series A of TCI Pacific Communications, Inc., a subsidiary of the Company.

CHANGE OF CONTROL

     During 1997 and on February 9, 1998, the Company, the Malone Group, and the Magness Group entered into various agreements which may be deemed to have resulted in a change of control of the Company. See note 4 to "Security Ownership of Certain Beneficial Owners," "CONCERNING MANAGEMENT -- Compensation Committee Interlocks and Insider Participation in Compensation
Decisions -- Magness and Malone Transactions" and "CONCERNING
MANAGEMENT -- Certain Relationships and Related Transactions -- Transactions with Management and Others" for additional information concerning these agreements. Except as described above, the Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                         ELECTION OF DIRECTORS PROPOSAL

GENERAL

     The persons named in the accompanying proxy will vote for the election of three directors, with the term of office of each to continue until the annual meeting of stockholders in the year 2001 or until his successor shall have been duly elected and qualified, unless authority to vote is withheld. John W. Gallivan, Paul A. Gould and Jerome H. Kern are the three nominees for election as directors of the Company, and the Company is informed that these nominees are willing to serve as directors. However, if any such nominee should decline or shall become unable to serve as a director for any reason, votes will be cast for a substitute nominee, if any, designated by the Board of Directors, or, if none is so designated prior to the election, votes will be cast according to the judgment in such matters of the person or persons voting the proxy. Messrs. Gallivan, Gould and Kern are each incumbent directors.

     The following lists the three nominees for election as directors of the Company and the six directors of the Company whose term of office will continue after the Annual Meeting, including the birth date of each person, the positions with the Company or principal occupations of each person, certain other directorships held and the year each person became a director of the Company. The numbers of Voting Securities owned beneficially by each such person as of December 31, 1997 are set forth in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

NOMINEES FOR ELECTION AS DIRECTORS

     JOHN W. GALLIVAN: Born June 28, 1915; director of the Company since June 1994. Mr. Gallivan served as the Chairman of the Board and a director of Kearns from 1953 until the acquisition of Kearns by the Company on July 31, 1997. In August 1997, Mr. Gallivan was appointed as a director of Kearns following Kearns becoming a subsidiary of the Company. Mr. Gallivan served as a director of TCI Communications, Inc., a subsidiary of the Company and predecessor company to the Company ("TCIC"), from 1980 to August 1994, and has served as a director of TCIC since January 1996. Mr. Gallivan is a director of the Silver King Mining Company.

     PAUL A. GOULD: Born September 27, 1945; director of the Company since December 1996. Mr. Gould has been a Managing Director and an Executive Vice President of Allen & Company Incorporated, an investment banking services company, for more than the last five years. Mr. Gould has served as a director of International since July 1995. Mr. Gould is a director of Ascent Entertainment Group, Inc. and Sunburst Hospitality Corporation.

     JEROME H. KERN: Born June 1, 1937; director of the Company since June 1994. Mr. Kern is a consultant and has been Special Counsel with the law firm of Baker & Botts, L.L.P. since July 1996 and was a senior partner with Baker & Botts, L.L.P. from September 1992 to July 1996. Mr. Kern served as a director of TCIC from December 1993 to August 1994, has served as a director of International since May 1995, and has served as a director of TCI Pacific Communications, Inc., a subsidiary of the Company ("TCI Pacific"), since February 1998.

DIRECTORS WHOSE TERM EXPIRES IN 1999

     LEO J. HINDERY, JR.: Born October 31, 1947; a director of the Company since May 1997. Mr. Hindery has served as the President and Chief Operating Officer of the Company since March 1997. Mr. Hindery has served as President and Chief Executive Officer of TCIC since March 1997 and has served as President and Chief Executive Officer of TCI Pacific since September 1997. Mr. Hindery has served as a director of TCIC since March 1997, has served as a director of TCI Pacific since September 1997, and has served as Chairman of the Board and a director of TCI Music, Inc., a subsidiary of TCI ("TCI Music"), since January 1997. Mr. Hindery was appointed a director of International in April 1998. In addition, Mr. Hindery is President, Chief Executive Officer and/or a director of many of the Company's subsidiaries. Mr. Hindery was previously founder, Managing General Partner and Chief Executive Officer of InterMedia Partners, a cable TV operator, and its affiliated entities from 1988 to March 1997. Mr. Hindery is a director of United Video Satellite Group, Inc. ("UVSG") and At Home Corporation, both of which are consolidated subsidiaries of TCI. Mr. Hindery is also a director of TCI Satellite Entertainment, Inc. ("Satellite") and Cablevision Systems Corporation ("CSC").

     JOHN C. MALONE: Born March 7, 1941; director of the Company since June 1994. Dr. Malone has served as Chairman of the Board of TCI since November 1996. Dr. Malone has served as Chief Executive Officer of TCI since January 1994; President of TCI from January 1994 through March 1997; Chief Executive Officer of TCIC from March 1992 to October 1994; and President of TCIC from 1973 to October 1994. Dr. Malone has served as a director of TCIC since 1973. Dr. Malone has served as Chairman of the Board and a director of International since May 1995 and has served as a director of TCI Pacific since July 1996. In addition, Dr. Malone is President and a director of many of the Company's subsidiaries. Dr. Malone is a director of BET Holdings, Inc., The Bank of New York, At Home Corporation, Satellite, CSC, and Lenfest Communications, Inc.

     ROBERT A. NAIFY: Born February 17, 1922; director of the Company since June 1994. Mr. Naify is Co-Chairman and a director of The Todd-AO Corporation, a provider of services to the motion picture industry. Mr. Naify served as a TCIC director from June 1987 to August 1994.

DIRECTORS WHOSE TERM EXPIRES IN 2000

     DONNE F. FISHER: Born May 24, 1938; director of the Company since June 1994. Mr. Fisher was an Executive Vice President of the Company from January 1994 through January 1, 1996. On January 1, 1996, Mr. Fisher resigned his position as Executive Vice President of the Company and has been providing consulting services to the Company since January 1996. Mr. Fisher served as an Executive Vice President of TCIC from December 1991 to October 1994. Mr. Fisher has served as a TCIC director since 1980, has served as a director of TCI Pacific since July 1996, and has served as a director of TCI Music since January 1997. Mr. Fisher is a director of General Communication, Inc.

     KIM MAGNESS: Born May 17, 1952; director of the Company since June 1994. Mr. Magness manages numerous personal and business investments, and is Chairman and President of a company developing liners for irrigation canals. Mr. Magness served as a director of TCIC from 1985 to August 1994 and from January 1996 to October 1997. See "CONCERNING MANAGEMENT -- Compensation Committee Interlocks and Insider Participation in Compensation Decisions -- Magness and Malone Transactions" for additional information concerning certain arrangements between Dr. Malone and Mr. Magness relating to Mr. Magness' directorship.

     J C SPARKMAN: Born September 12, 1932; a director of the Company since December 1996. Mr. Sparkman served as an Executive Vice President of the Company from January 1994 to March 1995. Mr. Sparkman retired in March 1995 and has provided consulting services to the Company since March 1995. Mr. Sparkman served as an Executive Vice President of TCIC from 1987 to October 1994. Mr. Sparkman is a director of Shaw Communications, Inc. and TCI Music.

VOTES REQUIRED FOR APPROVAL

     THE ELECTION OF DIRECTORS PROPOSAL MUST BE APPROVED BY A PLURALITY OF THE VOTES CAST WITH RESPECT TO THE SHARES OF THE TCI GROUP COMMON STOCK, THE LIBERTY MEDIA GROUP COMMON STOCK, THE VENTURES GROUP COMMON STOCK, THE CLASS B PREFERRED STOCK, THE SERIES C PREFERRED STOCK, THE SERIES G PREFERRED STOCK AND THE SERIES H PREFERRED STOCK, REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, VOTING AS A SINGLE CLASS.

                             CONCERNING MANAGEMENT

EXECUTIVE OFFICERS

     The following lists the executive officers of the Company, other than the directors listed above, their birth dates, a description of their business experience and positions held with the Company as of April 20, 1998. All officers are appointed for an indefinite term, serving at the pleasure of the Board of Directors.

NAME                                                                 POSITION
----                                                                 --------
Robert R. Bennett.........................    Has served as an Executive Vice President of the
Born April 19, 1958                           Company since April 1997. Mr. Bennett has served as
                                              President and Chief Executive Officer of Liberty Media
                                              Corporation, a subsidiary of the Company ("Liberty"),
                                              since April 1997. From June 1995 through March 1997,
                                              Mr. Bennett was an Executive Vice President and the
                                              Chief Financial Officer, Secretary and Treasurer of
                                              Liberty. Mr. Bennett served as Senior Vice President
                                              of Liberty from September 1991 to June 1995.
Gary K. Bracken...........................    Has served as the Controller of TCIC since 1969. Mr.
Born July 29, 1939                            Bracken has served as an Executive Vice President of
                                              TCIC since December 1997 and has served as a Senior
                                              Vice President of TCIC from December 1991 to December
                                              1997. Mr. Bracken has been a Senior Vice President of
                                              TCI Pacific since July 1996.
Stephen M. Brett..........................    Has served as an Executive Vice President, the General
Born September 20, 1940                       Counsel, and the Secretary of the Company since
                                              January 1994. Mr. Brett has served as an Executive
                                              Vice President of TCIC since October 1997, served as a
                                              Senior Vice President of TCIC from 1991 to October
                                              1997, and has served as General Counsel of TCIC since
                                              1991. Mr. Brett is a Vice President and Secretary of
                                              most of the Company's subsidiaries.

NAME                                                                 POSITION
----                                                                 --------
Gary S. Howard............................    Has served as an Executive Vice President of the
Born February 22, 1951                        Company since December 1997. Mr. Howard has served as
                                              President and Chief Executive Officer of TCI Ventures
                                              Group, LLC, a subsidiary of the Company ("Ventures
                                              LLC"), since December 1997. Mr. Howard has served as
                                              Chief Executive Officer of Satellite, a distributor of
                                              satellite-based television services, since December
                                              1996 and also served as President of Satellite from
                                              February 1995 to August 1997. Since June 1997, Mr.
                                              Howard also has served as Chairman of the Board and
                                              Chief Executive Officer of UVSG. Mr. Howard served as
                                              President of UVSG from June 1997 to September 1997, a
                                              Senior Vice President of TCIC from October 1994 to
                                              December 1996 and as a Vice President of TCIC from
                                              December 1991 to October 1994.
Marvin L. Jones...........................    Has served as an Executive Vice President of the
Born September 11, 1937                       Company since April 1998. Mr. Jones has served as an
                                              Executive Vice President and the Chief Operating
                                              Officer of TCIC since March 1997. Mr. Jones was
                                              appointed a director of TCIC in October 1997. From
                                              November 1996 to March 1997, Mr. Jones served as the
                                              President of one of TCIC's three cable units.
                                              Previously, Mr. Jones was a consultant in the cable
                                              television industry from 1991 to November 1996. Mr.
                                              Jones serves as a Vice President or the President of
                                              various TCI subsidiaries.
Larry E. Romrell..........................    Has served as an Executive Vice President of the
Born December 30, 1939                        Company since January 1994. Mr. Romrell has served as
                                              the Executive Vice President and Chief Executive
                                              Officer of TCI Business Alliance and Technology Co.,
                                              Inc., a subsidiary of the Company, a Senior Vice
                                              President of Ventures LLC since December 1997, and the
                                              President of TCI Technology Ventures, Inc., a
                                              subsidiary of the Company, from September 1994 to
                                              October 1997. Mr. Romrell served as a Senior Vice
                                              President of TCIC from 1991 to October 1994.
Bernard W. Schotters, II..................    Has served as a Senior Vice President and the
Born November 25, 1944                        Treasurer of the Company since October 1997. Mr.
                                              Schotters has served as an Executive Vice President of
                                              TCIC since December 1997 and served as the Senior Vice
                                              President -- Finance of TCIC from December 1991 to
                                              December 1997. Mr. Schotters has served as the
                                              Treasurer of TCIC since December 1991. Mr. Schotters
                                              is a Vice President and the Treasurer of most of the
                                              Company's subsidiaries.

     Effective January 1, 1998, Mr. Fred Vierra resigned as an Executive Vice President of TCI and became a consultant to TCI.

     There are no family relations, of first cousin or closer, among the Company's directors or executive officers, by blood, marriage or adoption.

     During the past five years, none of the above persons have had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such Section 16(a) forms filed on Forms 3, 4 and 5, and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that, during the year ended December 31, 1997, its executive officers, directors and greater-than-ten-percent beneficial owners complied on a timely basis with all Section 16(a) filing requirements, except that one report, covering one transaction, was filed late by Mr. Paul Gould, a director of the Company, and one report, covering four transactions, was filed late by Mr. Gary Bracken, an officer of the Company.

EXECUTIVE COMPENSATION

     Background of Stock Adjustments. On August 3, 1995, the Company amended its Restated Certificate of Incorporation to, among other things: (a) redesignate its then outstanding TCI Class A Common Stock as the TCI Group Series A Stock and redesignate its then outstanding TCI Class B Common Stock as the TCI Group Series B Stock; and (b) authorize the Liberty Group Series A Stock and the Liberty Group Series B Stock as two additional series of TCI common stock. Thereafter, TCI distributed to the holders of TCI common stock one-fourth of a share of the corresponding series of Liberty Media Group common stock in respect of each share of TCI Group common stock held of record as of August 4, 1995, the record date for such distribution (the "Liberty Stock Distribution"). Certain of the stock options with tandem stock appreciation rights relative to TCI Group Series A Stock and Liberty Group Series A Stock indicated in the following tables were granted prior to the foregoing redesignation and Liberty Stock Distribution. Options to purchase TCI Class A Common Stock outstanding at the time of the Liberty Stock Distribution were adjusted by issuing to the holders of such options separate options to purchase that number of shares of Liberty Group Series A Stock which the holder would have been entitled to receive had the holder exercised such option to purchase TCI Class A Common Stock prior to the record date for the Liberty Stock Distribution and reallocating a portion of the aggregate exercise price of the previously outstanding options to the newly issued options to purchase Liberty Group Series A Stock. Similar adjustments were made to the tandem stock appreciation rights.

     On December 4, 1996, the Company distributed (the "Satellite Distribution") to the holders of shares of TCI Group Series A Stock and TCI Group Series B Stock all of the issued and outstanding common stock of Satellite. Prior to December 4, 1996, certain directors, officers and employees of TCI and its subsidiaries were granted options to purchase shares of TCI Group Series A Stock ("TCI Options") and stock appreciation rights with respect to shares of TCI Group Series A Stock ("TCI SARs"). The TCI Options and the TCI SARs have been granted pursuant to various stock incentive plans of the Company (the "TCI Plans"). The TCI Plans give the Board of Directors of the Company the authority to make equitable adjustments to outstanding TCI Options and TCI SARs in the event of certain types of transactions, including transactions such as the Satellite Distribution.

     The Board of Directors determined that, immediately prior to the Satellite Distribution, each TCI Option would be divided into two separately exercisable options: (a) an option to purchase TCI Satellite Entertainment, Inc. Series A Common Stock ("SATCo Option"), exercisable for the number of shares of TCI Satellite Entertainment, Inc. Series A Common Stock ("SATCo Series A Stock") that would have been issued in the Satellite Distribution in respect of the shares of TCI Group Series A Stock subject to the applicable TCI Option, if such TCI Option had been exercised in full immediately prior to the record date of the Satellite Distribution, and containing substantially equivalent terms as the existing TCI Option; and (b) an option to purchase TCI Group Series A Stock (a "TCI Group Series A Option"), exercisable for the same number of shares of TCI Group Series A Stock as the corresponding TCI Option had been. The aggregate exercise price of each TCI Option was allocated between the SATCo Option and the TCI Group

Series A Option into which it was divided, and all other terms, including date of grant, of the SATCo Option and TCI Group Series A Option are in all material respects the same as the terms of such TCI Option. Similar adjustments were made to the outstanding TCI SARs, resulting in the holders thereof holding TCI Group Series A SARs and SATCo SARs instead of TCI SARs, and to outstanding restricted stock awards, resulting in the holders thereof holding restricted shares of SATCo Series A Stock in addition to restricted shares of TCI Group Series A Stock. The foregoing adjustments were made pursuant to the anti-dilution provisions of the TCI Plans pursuant to which the respective TCI Options and TCI SARs were granted.

     Prior to the Satellite Distribution, the Company and Satellite entered into an agreement to sell to each other from time to time at the then current market price shares of TCI Group Series A Stock and SATCo Series A Stock, respectively, as necessary to satisfy their respective obligations under the plans.

     Effective January 14, 1997, the Company issued a stock dividend to holders of Liberty Group Series A Stock and Liberty Group Series B Stock consisting of one share of Liberty Group Series A Stock for every two shares of Liberty Group Series A Stock owned and one share of Liberty Group Series A Stock for every two shares of Liberty Group Series B Stock owned (the "1997 Liberty Group Stock Dividend"). As a result of the 1997 Liberty Group Stock Dividend, the number of shares underlying options granted in tandem with stock appreciation rights to purchase Liberty Group Series A Stock and the exercise prices of such options in tandem with stock appreciation rights have been adjusted.

     On September 10, 1997, the Company concluded an exchange offer with its stockholders (the "Exchange Offer") whereby the Company created two new series of tracking stocks, the Ventures Group Series A Stock and the Ventures Group Series B Stock. Pursuant to the Exchange Offer, the Company offered to exchange:
(a) shares of Ventures Group Series A Stock for TCI Group Series A Stock; and
(b) shares of Ventures Group Series B Stock for TCI Group Series B Stock.

     As stated above, the TCI Plans give the Company's Board of Directors the authority to make equitable adjustments to outstanding TCI Options and TCI SARs in the event of certain types of transactions, of which the Exchange Offer was one. The Compensation Committee of the Board of Directors elected to adjust the TCI Group Series A Options and TCI Group Series A SARs to reflect the expected shift of attributed value from the TCI Group Common Stock to the newly created Ventures Group Common Stock. As a result, the TCI Group Series A Options outstanding immediately prior to the Exchange Offer have been canceled and reissued as two separately exercisable options: (a) with 70% of the shares of TCI Group Series A Stock underlying the TCI Group Series A Options allocated to an option to purchase TCI Group Series A Stock; and (b) with 30% of the shares of TCI Group Series A Stock underlying the TCI Group Series A Options allocated to an option to purchase Ventures Group Series A Stock. The terms of these adjusted options, including the exercise price and the date of grant, are in all material respects the same as the terms of the TCI Group Series A Options. The Board of Directors made corresponding adjustments to outstanding TCI Group Series A SARs.

     Effective February 6, 1998, the Company issued the 1998 Stock Dividends. As a result of the 1998 Stock Dividends, the number of shares underlying the options granted in tandem with stock appreciation rights to purchase Liberty Group Series A Stock, Ventures Group Series A Stock, and Ventures Group Series B Stock, respectively, and the respective exercise prices of such options in tandem with stock appreciation rights have been adjusted.

     Summary Compensation Table of the Company. The following table shows, for each of the years in the three-year period ended December 31, 1997, all forms of compensation for the Chief Executive Officer and each of the four most highly compensated executive officers of the Company, whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1997:

                                                              LONG-TERM COMPENSATION
                                                                      AWARDS
                                                             -------------------------
                                 ANNUAL COMPENSATION                        SECURITIES
                              --------------------------     RESTRICTED     UNDERLYING
                                            OTHER ANNUAL       STOCK         OPTIONS/         ALL OTHER
NAME AND PRINCIPAL                          COMPENSATION      AWARD(S)         SARS          COMPENSATION
POSITION               YEAR   SALARY($)         ($)             ($)           (#)(1)             ($)
------------------     ----   ---------     ------------     ----------     ----------       ------------
John C. Malone         1997   $819,346        $ 3,318(3)             --      2,800,000(4)      $15,000(7)
Chairman of the        1996   $900,000        $ 4,496(3)             --         50,000(5)      $17,500(7)(8)
  Board and Chief      1995   $850,000(2)     $ 3,758(3)             --      1,962,500(6)      $17,500(7)(8)
  Executive Officer
Leo J. Hindery, Jr.    1997   $617,961(9)     $92,727(10)    $3,162,500(11)  4,425,000(4)      $34,462(12)
President and          1996         --             --                --             --              --
  Chief Operating      1995         --             --                --             --              --
  Officer
Stephen M. Brett       1997   $482,250        $ 2,796(3)             --        648,500(4)      $15,000(7)
Executive Vice         1996   $450,000        $ 4,239(3)             --             --         $15,000(7)
  President            1995   $364,000        $ 3,362(3)     $1,087,500(13)    638,750(6)(19)   $15,000(7)
Larry E. Romrell       1997   $549,615        $ 2,782(3)             --        351,000(4)      $15,000(7)
Executive Vice         1996   $500,000        $ 4,910(3)             --        664,096(15)     $15,000(7)
  President            1995   $408,654        $ 3,788(3)     $1,087,500(14)    588,750(6)      $15,000(7)
Fred A. Vierra         1997   $666,346(16)    $ 2,812(3)     $2,193,750(17)         --         $15,000(7)
Executive Vice         1996   $650,000(16)    $ 4,231(3)             --             --         $15,000(7)
  President            1995   $650,000(16)    $ 3,207(3)     $  380,625(18)    400,000(19)     $15,000(7)

---------------

 (1) Adjusted to reflect the effect of the Liberty Stock Distribution, the Satellite Distribution, the 1997 Liberty Group Stock Dividend, the Exchange Offer, and the 1998 Stock Dividends.

 (2) Includes deferred compensation of $320,000 in 1995.

 (3) Consists of amounts reimbursed during the year indicated for the payment of taxes.

 (4) For additional information concerning this award, please refer to the "Option/SAR Grants Table of the Company" set forth below.

 (5) On April 11, 1996, Dr. Malone (along with three other International non-employee directors) was granted, pursuant to the International Director Stock Option Plan, options to acquire 50,000 shares of TINTA Series A Stock. Such grants of options were made at an exercise price of $16.00 per share. Such options vest evenly over five years, first became exercisable on April 11, 1997, and expire on April 11, 2006.

 (6) On December 13, 1995, pursuant to the Tele-Communications, Inc. 1996 Incentive Plan (the "1996 Plan"), certain executive officers of TCI were granted options in tandem with stock appreciation rights to acquire an aggregate of 1,400,000 shares of TCI Group Series A Stock, options in tandem with stock appreciation rights to acquire an aggregate of 2,475,000 shares of Liberty Group Series A Stock, options in tandem with stock appreciation rights to acquire an aggregate of 1,200,000 shares of Ventures Group Series A Stock, and options in tandem with stock appreciation rights to acquire an aggregate of 200,000 shares of SATCo Series A Stock at adjusted purchase prices of $14.62, $10.66, $7.31, and $23.76 per share, respectively. Each such grant of options with tandem stock appreciation rights vests evenly over five years with such vesting period having begun on August 4, 1995. Such grants expire on August 4, 2005.

     On December 13, 1995, pursuant to the Tele-Communications, Inc. 1994 Stock Incentive Plan (the "1994 Plan") certain executive officers were granted options in tandem with stock appreciation rights to acquire an aggregate of 1,855,000 shares of TCI Group Series A Stock, options in tandem with stock appreciation rights to acquire an aggregate of 1,518,750 shares of Liberty Group Series A Stock, options in tandem with stock appreciation rights to acquire an aggregate of 1,590,000 shares of Ventures Group Series A Stock, and options in tandem with stock appreciation rights to acquire an aggregate of 265,000 shares of SATCo Series A Stock at adjusted purchase prices of $14.62, $10.66, $7.31 and $23.76 per share, respectively. On December 13, 1995, pursuant to the Tele-Communications, Inc. 1995 Employee Stock Incentive Plan (the "1995 Plan"), certain key employees were granted options in tandem with stock appreciation rights to acquire an aggregate of 1,930,250 shares of TCI Group Series A Stock, options in tandem with stock appreciation rights to acquire an aggregate of 981,000 shares of Liberty Group Series A Stock, options in tandem with stock appreciation rights to acquire an aggregate of 1,654,500 shares of Ventures Group Series A Stock, and options in tandem with stock appreciation rights to acquire an aggregate of 275,750 shares of SATCo Series A Stock at adjusted purchase prices of $14.62, $10.66, $7.31 and $23.76 per share, respectively. Each such grant under the 1994 Plan and the 1995 Plan of options with tandem stock appreciation rights vests evenly over five years with such vesting period having begun on August 4, 1995. Such options with tandem stock appreciation rights expire on August 4, 2005.

     Notwithstanding the vesting schedule as set forth in the option agreement, the option shares and stock appreciation rights shall immediately vest and become exercisable if grantee's employment with the Company: (a) shall terminate by reason of: (i) termination by the Company without cause; (ii) termination by the grantee for good reason (as defined in the agreement); or (iii) disability; (b) shall terminate pursuant to the provisions of a written employment agreement, if any, between the grantee and the Company which expressly permits the grantee to terminate such employment upon the occurrence of certain specified events; or (c) shall terminate if grantee dies while employed by the Company. Further, the option shares and stock appreciation rights will immediately vest and become exercisable in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in the applicable TCI Plan), unless in the case of an Approved Transaction, the Compensation Committee under the circumstances specified in the applicable TCI Plan determines otherwise.

 (7) Amounts represent contributions to the TCI Stock Plan. The TCI Stock Plan provides benefits upon an employee's retirement which normally is when the employee reaches 65 years of age. TCI Stock Plan participants may contribute up to 10% of their compensation and the Company (by annual resolution of the Board of Directors) may contribute up to a matching 100% of the participants' contributions. Participant contributions to the TCI Stock Plan are fully vested upon contribution.

     Generally, participants acquire a vested right in the Company contributions as follows:

                                                             VESTING
     YEARS OF SERVICE                                       PERCENTAGE
     ----------------                                       ----------
     Less than 1..........................................       0%
     1-2..................................................      33%
     2-3..................................................      66%
     3 or more............................................     100%

     With respect to the Company contributions made to the TCI Stock Plan in 1997, 1996 and 1995, Messrs. Malone, Brett, Romrell and Vierra are fully vested. The TCI Stock Plan also includes a salary deferral feature in respect of employee contributions. Forfeitures (due to participants' withdrawal prior to full vesting) are used to reduce the Company's otherwise determined contributions.

     Directors who are not employees of the Company are ineligible to participate in the TCI Stock Plan. Under the terms of the TCI Stock Plan, employees are eligible to participate after three months of service. Although the Company has not expressed an intent to terminate the TCI Stock Plan, it may do so at any time. The TCI Stock Plan provides for full immediate vesting of all participants' rights upon termination of the TCI Stock Plan.

 (8) Includes fees paid to directors for attendance at each meeting of the Board of Directors at the rate of $500 per meeting. During each of the years ending December 31, 1996 and 1995, a total of $2,500 of such fees, respectively, were paid to Dr. Malone. Dr. Malone waived his right to receive such fees in 1997.

 (9) Mr. Hindery commenced his employment with the Company as of March 1997. Accordingly, the 1997 salary information included in the table represents only ten months of employment during 1997.

(10) Includes a housing allowance of $43,853 paid to Mr. Hindery in 1997.

(11) On July 23, 1997, pursuant to the 1996 Plan, the Company granted Mr. Hindery 174,534 restricted shares of TCI Group Series A Stock and 50,932 restricted shares of Ventures Group Series A Stock, which vest as to 50% of such shares in July 2001 and as to the remaining 50% in July 2002. At the end of 1997, the restricted shares of TCI Group Series A Stock had an aggregate value of $4,876,044, based upon the closing sales price per share of the TCI Group Series A Stock on Nasdaq on December 31, 1997. At the end of 1997, the restricted shares of Ventures Group Series A Stock had an aggregate value of $721,006, based upon the closing sales price per share of the Ventures Group Series A Stock on Nasdaq on December 31, 1997. TCI has not paid cash dividends on its TCI Group Series A Stock or on its Ventures Group Series A Stock and does not anticipate declaring and paying cash dividends on such securities at any time in the foreseeable future. For additional information concerning the 1996 Plan, please refer to note 6 above.

(12) Includes $34,462 received as consulting fees prior to the commencement of Mr. Hindery's employment in March 1997.

(13) On December 13, 1995, pursuant to the 1994 Plan, Mr. Brett was granted 35,634 restricted shares of TCI Group Series A Stock, 8,732 restricted shares of Ventures Group Series A Stock, 22,500 restricted shares of Liberty Group Series A Stock, and 4,000 restricted shares of SATCo Series A Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining 50% of such shares on December 13, 2000. The value of such restricted stock award was $1,690,387 at the end of 1997 based upon the respective closing prices of TCI Group Series A Stock, Ventures Group Series A Stock, Liberty Group Series A Stock and SATCo Series A Stock on December 31, 1997. TCI has not paid cash dividends on any of the aforementioned TCI securities and does not anticipate declaring and paying cash dividends on such securities at any time in the foreseeable future. For additional information concerning the 1994 Plan, please refer to note 6 above.

(14) On December 13, 1995, pursuant to the 1994 Plan, Mr. Romrell was granted 25,448 restricted shares of TCI Group Series A Stock, 29,104 restricted shares of Ventures Group Series A Stock, 22,500 restricted shares of Liberty Group Series A Stock, and 4,000 restricted shares of SATCo Series A Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining 50% of such shares on December 13, 2000. The value of such restricted stock award was $1,694,208 at the end of 1997 based upon the respective closing prices of TCI Group Series A Stock, Ventures Group Series A Stock, Liberty Group Series A Stock and SATCo Series A Stock on December 31, 1997. TCI has not paid cash dividends on any of the aforementioned TCI securities and does not anticipate declaring and paying cash dividends on such securities at any time in the foreseeable future. For additional information concerning the 1994 Plan, please refer to note 6 above.

(15) Effective December 1, 1996, Mr. Romrell and an officer of TCIC and a former officer of TCI were each granted options ("Internet Options") to acquire 1.0% of TCI's common equity in TCI Internet. The aggregate exercise price for each such Internet Option, which is payable to TCI Internet, is equal to 1.0% of TCI's cumulative investment in TCI Internet and its subsidiaries as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise. All of such options will vest and become exercisable in five equal annual installments, with the first annual installment having vested on February 1, 1997. The Internet Options will expire on February 1, 2006. In anticipation of the transfer to TCI.NET of the internet services distribution business conducted through subsidiaries of TCI Internet, each such Internet Option was replaced during 1997 with an option to acquire a number of shares equal to 1.0% of TCI's common equity in TCI.NET at December 1, 1996 (the "TCI.NET Option") and a stock appreciation right with respect to a number of shares equal to 1.0% of TCI's common equity in TCI Internet at December 1, 1996 (the "Internet SAR"). The material terms of the option to acquire shares of TCI.NET are the same as those of the Internet Option, except that the exercise price, which will be payable to TCI.NET, is an allocated portion of the current exercise price under the Internet Option based on TCI's cumulative investment in the internet services distribution business relative to the balance of its cumulative investment in TCI Internet at December 1, 1996. The stock appreciation right entitles the holder to the excess of the value of the shares subject to the stock appreciation right (based on the percentage that such shares represent of the total value of the common equity of TCI Internet as of the exercise date) over 1% of TCI's cumulative investment in TCI Internet at December 1, 1996, plus a 6% per annum interest factor from the date when each such investment was made to the date of exercise. Amounts payable upon exercise of the stock appreciation right may be paid in cash or, at TCI's election, TCI Group Series A Stock, Ventures Group Series A Stock or common stock of TCI Internet (if then publicly traded), or any combination of the foregoing, subject to certain conditions. Any exercise by the holder of all or part of the TCI.NET Option must be accompanied by the exercise by such holder of a pro rata portion of the TCI Internet stock appreciation right, and vice versa.

     On December 4, 1996, Mr. Romrell was granted an option (along with two other officers) to purchase 664,076 shares of SATCo Series A Stock representing 1.0% of the number of shares of Satellite common stock issued and outstanding on the date of the Satellite Distribution, determined immediately after giving effect to the Satellite Distribution, but before giving effect to the exercise of such option or certain other options. The exercise price for each such option is equal to $8.86 per share, representing in the aggregate 1.0% of TCI's net investment in Satellite as of the date of the Satellite Distribution, but excluding any portion of TCI's net investment that as of such date was represented by a promissory note or other evidence of indebtedness from Satellite to TCI. All of such options will vest and become exercisable in five equal annual installments, with the first annual installment having vested on February 1, 1997. Such options will expire on February 1, 2006.

(16) Includes deferred compensation of $250,000 in each of the years indicated.

(17) International has a 1995 Stock Incentive Plan (the "International Plan"). Pursuant to the International Plan, on July 23, 1997, International granted Mr. Vierra 150,000 restricted shares of TINTA Series A Stock, which vest as to 50% of such shares in July 2001 and as to the remaining 50% in July 2002. At the end of 1997, these restricted shares had a value of $2,700,000, based upon the closing sales price per share of the TINTA Series A Stock on Nasdaq on December 31, 1997. International has not paid cash dividends on its TINTA Series A Stock and does not anticipate declaring and paying cash dividends on the TINTA Series A Stock at any time in the foreseeable future. For additional information concerning the International Plan, please refer to the "Option/SAR Grants Table of the Company" set forth below.

(18) On December 13, 1995, pursuant to the International Plan, Mr. Vierra was granted 15,000 restricted shares of TINTA Series A Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining 50% of such shares on December 13, 2000. The value of such restricted stock award was $270,000 at the end of 1997 based upon the closing price of TINTA Series A Stock on December 31, 1997. International has not paid cash dividends on TINTA Series A Stock and does not anticipate declaring and paying cash dividends on the TINTA Series A Stock at any time in the foreseeable future.

(19) On December 13, 1995, pursuant to the International Plan, Mr. Vierra was granted options and stock appreciation rights to acquire 400,000 shares of TINTA Series A Stock and Mr. Brett was granted options and stock appreciation rights to acquire 50,000 shares of TINTA Series A Stock.

     Option/SAR Grants Table of the Company. The following table shows all individual grants of stock options and stock appreciation rights ("SARs") to each of the named executive officers of the Company during the year ended December 31, 1997:

                               NUMBER OF      % OF TOTAL
                              SECURITIES     OPTIONS/SARS
                              UNDERLYING      GRANTED TO
                             OPTIONS/SARS    EMPLOYEES IN   EXERCISE OR BASE     MARKET PRICE ON         EXPIRATION
NAME & SECURITY GRANTED      GRANTED(#)(1)   FISCAL YEAR     PRICE($/SH)(1)    GRANT DATE($/SH)(1)          DATE
-----------------------      -------------   ------------   ----------------   --------------------   -----------------
John C. Malone
  Ventures Group Series B
    Stock..................    2,800,000(2)      100%            $10.37               $13.06(3)       December 16, 2007
Leo J. Hindery, Jr.
  TCI Group Series A
    Stock..................      700,000(5)       10%            $13.75               $13.88(6)       February 7, 2007
  Ventures Group Series A
    Stock..................      600,000(5)        9%            $ 6.87               $   --(8)       February 7, 2007
  Liberty Group Series A
    Stock..................      375,000(5)       15%            $13.04               $12.75(6)       February 7, 2007
  TINTA Series A Stock.....       50,000(9)        4%            $16.00               $14.25(6)       February 7, 2007
  TCI Group Series A
    Stock..................    1,050,000(11)      15%            $15.68               $15.81(12)      July 23, 2007
  Ventures Group Series A
    Stock..................      900,000(11)      14%            $ 7.84               $   --(8)       July 23, 2007
  Liberty Group Series A
    Stock..................      750,000(11)      31%            $16.75               $17.25(12)      July 23, 2007
Stephen M. Brett
  TCI Group Series A
    Stock..................      241,500(11)       3%            $15.68               $15.81(12)      July 23, 2007
  Ventures Group Series A
    Stock..................      207,000(11)       3%            $ 7.84               $   --(8)       July 23, 2007
  Liberty Group Series A
    Stock..................      150,000(11)       6%            $16.75               $17.25(12)      July 23, 2007
  TINTA Series A Stock.....       50,000(11)       4%            $14.63               $14.63(12)      July 23, 2007
Larry E. Romrell
  TCI Group Series A
    Stock..................       31,500(11)       *             $15.68               $15.81(12)      July 23, 2007
  Ventures Group Series A
    Stock..................       27,000(11)       *             $ 7.84               $   --(8)       July 23, 2007
  TCI Group Series A
    Stock..................      157,500(15)       2%            $14.00               $14.38(16)      May 15, 2007
  Ventures Group Series A
    Stock..................      135,000(15)       2%            $ 7.00               $   --(8)       May 15, 2007


                              GRANT DATE
                             PRESENT VALUE
NAME & SECURITY GRANTED           ($)
-----------------------      -------------
John C. Malone
  Ventures Group Series B
    Stock..................   $24,542,000(4)
Leo J. Hindery, Jr.
  TCI Group Series A
    Stock..................   $ 6,055,000(7)
  Ventures Group Series A
    Stock..................   $        --(8)
  Liberty Group Series A
    Stock..................   $ 2,937,500(7)
  TINTA Series A Stock.....   $   418,000(10)
  TCI Group Series A
    Stock..................   $10,248,000(13)
  Ventures Group Series A
    Stock..................   $        --(8)
  Liberty Group Series A
    Stock..................   $ 8,060,000(13)
Stephen M. Brett
  TCI Group Series A
    Stock..................   $ 2,357,040(13)
  Ventures Group Series A
    Stock..................   $        --(8)
  Liberty Group Series A
    Stock..................   $ 1,612,000(13)
  TINTA Series A Stock.....   $   449,500(14)
Larry E. Romrell
  TCI Group Series A
    Stock..................   $   307,440(13)
  Ventures Group Series A
    Stock..................   $        --(8)
  TCI Group Series A
    Stock..................   $ 1,436,400(17)
  Ventures Group Series A
    Stock..................   $        --(8)

---------------

  *  Less than one percent.

 (1) The information in the table has been adjusted for the effect of the Exchange Offer and the 1998 Stock Dividends.

 (2) Subject to stockholder approval of the 1998 Incentive Plan Proposal, on December 16, 1997, Dr. Malone was granted options in tandem with stock appreciation rights to acquire 2,800,000 shares of Ventures Group Series B Stock. The options in tandem with stock appreciation rights granted to Dr. Malone vest evenly over five years with such vesting period beginning on December 16, 1997. Such options with tandem stock appreciation rights first become exercisable on December 16, 1998 and expire on December 16, 2007.

     Notwithstanding the vesting schedule as set forth in Dr. Malone's option agreement, the option shares and stock appreciation rights shall immediately vest and become exercisable if Dr. Malone's employment with
     TCI: (a) shall terminate by reason of: (i) termination by TCI without cause; (ii) termination by Dr. Malone for good reason (as defined in the agreement); or (iii) disability; (b) shall terminate pursuant to the provisions of a written employment agreement, if any, between Dr. Malone and TCI which expressly permits Dr. Malone to terminate such employment upon the occurrence of certain specified events; or (c) shall terminate if Dr. Malone dies while employed by TCI. Further, the option shares and stock appreciation rights will immediately vest and become exercisable in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in the 1998 Incentive Plan), unless in the case of an Approved Transaction, the Compensation Committee, under the circumstances specified in the 1998 Incentive Plan, determines otherwise.

 (3) Represents the closing market price per share of Ventures Group Series B Stock on December 16, 1997.

 (4) The value shown is based on the Black-Scholes model and is stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 5.77% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of Ventures Group Series B Stock on December 16, 1997. The actual value Dr. Malone may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by Dr. Malone will not necessarily be the value determined by the model.

 (5) On February 7, 1997, Mr. Hindery, pursuant to the 1996 Plan, was granted options in tandem with stock appreciation rights to acquire 700,000 shares of TCI Group Series A Stock, 600,000 shares of Ventures Group Series A Stock, and 375,000 shares of Liberty Group Series A Stock. Such options in tandem with stock appreciation rights granted to Mr. Hindery vest evenly over five years with such vesting period beginning on February 7, 1997. Such options with tandem stock appreciation rights first became exercisable on February 7, 1998 and expire on February 7, 2007.

     Notwithstanding the vesting schedule as set forth in the option agreement, the option shares and stock appreciation rights shall immediately vest and become exercisable if grantee's employment with the Company: (a) shall terminate by reason of: (i) termination by the Company without cause; (ii) termination by the grantee for good reason (as defined in the agreement); or (iii) disability; (b) shall terminate pursuant to the provisions of a written employment agreement, if any, between the grantee and the Company which expressly permits the grantee to terminate such employment upon the occurrence of certain specified events; or (c) shall terminate if grantee dies while employed by the Company. Further, the option shares and stock appreciation rights will immediately vest and become exercisable in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in the applicable TCI Plan), unless in the case of an Approved Transaction, the Compensation Committee under the circumstances specified in the applicable TCI Plan, determines otherwise.

 (6) Represents the closing market price per share on February 7, 1997 of TCI Group Series A Stock, Liberty Group Series A Stock, and TINTA Series A Stock.

 (7) The value shown is based on the Black-Scholes model and is stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.395% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of TCI Group Series A Stock and Liberty Group Series A Stock on February 7, 1997. The actual value Mr. Hindery may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by Mr. Hindery will not necessarily be the value determined by the model.

 (8) The Ventures Group Series A Stock was issued in connection with the Exchange Offer which occurred on September 10, 1997. All grants before September 10, 1997 of options in tandem with stock appreciation rights to acquire TCI Group Series A Stock were adjusted by the Board of Directors or the Compensation Committee of the Board of Directors as described in "Background of Stock Adjustments." Because the Ventures Group Series A Stock only began regular way trading on Nasdaq on September 17, 1997, no market price per share on grant date or grant date present value information is available. Set forth below are the market price per share on grant date information and grant date present value information assuming the closing market price of Ventures Group Series A Stock on the relevant date would have been the same as the closing market price of TCI Group Series A Stock on the date of grant and then adjusting such closing market price for the 1998 Ventures Group Stock Dividends:

          (a) Mr. Hindery's February 7, 1997 grant of options in tandem with stock appreciation rights to acquire 600,000 shares of Ventures Group Series A Stock would have a market price per share of $6.94 and a grant date present value of $2,595,000. (See note 7 above for information about the assumptions used in the Black-Scholes model to determine the grant date present value).

          (b) Mr. Hindery's July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 900,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $4,392,000. (See note 13 below for information about the assumptions used in the Black-Scholes model to determine the grant date present value).

          (c) Mr. Brett's July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 207,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $1,010,160. (See note 13 below for information about the assumptions used in the Black-Scholes model to determine the grant date present value).

          (d) Mr. Romrell's May 15, 1997 grant of options in tandem with stock appreciation rights to acquire 135,000 shares of Ventures Group Series A Stock would have a market price per share of $7.19 and a grant date present value of $615,600. (See note 17 below for information about the assumptions used in the Black-Scholes model to determine the grant date present value).

          (e) Mr. Romrell's July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 27,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $131,760. (See note 13 below for information about the assumptions used in the Black-Scholes model to determine the grant date present value).

 (9) On February 7, 1997, Mr. Hindery was granted options in tandem with stock appreciation rights to acquire 50,000 shares of TINTA Series A Stock. Such options in tandem with stock appreciation rights granted to Mr. Hindery vest evenly over five years with such vesting period beginning February 7, 1997. Such options with tandem stock appreciation rights first became exercisable on February 7, 1998 and expire on February 7, 2007.

     Notwithstanding the vesting schedule as set forth in Mr. Hindery's option agreement, the option shares and stock appreciation rights shall immediately vest and become exercisable if Mr. Hindery's employment with
     TCI: (a) shall terminate by reason of: (i) termination by TCI without cause; (ii) termination by Mr. Hindery for good reason (as defined in the agreement); or (iii) disability; (b) shall terminate pursuant to the provisions of a written employment agreement, if any, between Mr. Hindery and TCI which expressly permits Mr. Hindery to terminate such employment upon the occurrence of certain specified events; or (c) shall terminate if Mr. Hindery dies while employed by TCI. Further, the option shares and stock appreciation rights will immediately vest and become exercisable in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in Mr. Hindery's option agreement), unless in the case of an Approved Transaction, the Compensation Committee under certain circumstances, determines otherwise.

(10) The value shown is based on the Black-Scholes model and is stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.395% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of TINTA Series A Stock on February 7, 1997. The actual value Mr. Hindery may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by Mr. Hindery will not necessarily be the value determined by the model.

(11) On July 23, 1997, Mr. Hindery, Mr. Brett, and Mr. Romrell pursuant to the 1996 Plan, were granted options in tandem with stock appreciation rights to acquire 1,050,000, 241,500 and 31,500 shares, respectively, of TCI Group Series A Stock, 900,000, 207,000 and 27,000 shares, respectively, of Ventures Group Series A Stock, and 750,000 and 150,000 shares, respectively, of Liberty Group Series A Stock. Such options in tandem with stock appreciation rights granted to Messrs. Hindery, Brett, and Romrell vest evenly over five years with such vesting period beginning on July 23, 1997. Such options with tandem stock appreciation rights first become exercisable on July 23, 1998 and expire on July 23, 2007. See note 5 above for additional information on vesting and other provisions of the 1996 Plan.

     In addition, on July 23, 1997, Mr. Brett, pursuant to the International Plan, was granted options in tandem with stock appreciation rights to acquire 50,000 shares of TINTA Series A Stock. Such options in tandem with stock appreciation rights granted to Mr. Brett vest evenly over five years with such vesting period beginning on July 23, 1997. Such options with tandem stock appreciation rights first become exercisable on July 23, 1998 and expire on July 23, 2007.

     Notwithstanding the vesting schedule as set forth in the grantee's option agreement, the option shares and stock appreciation rights shall immediately vest and become exercisable if grantee's employment with
     International: (a) shall terminate by reason of: (i) termination by International without cause; (ii) termination by the grantee for good reason (as defined in the agreement); or (iii) disability; (b) shall terminate pursuant to the provisions of a written employment agreement, if any, between grantee and International which expressly permits the grantee to terminate such employment upon the occurrence of certain specified events; or (c) shall terminate if grantee dies while employed by International. Further, the option shares and stock appreciation rights will immediately vest and become exercisable in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in the International Plan), unless in the case of an Approved Transaction, the Compensation Committee under the circumstances specified in the International Plan, determines otherwise.

(12) Represents the closing market price per share on July 23, 1997 of TCI Group Series A Stock, Liberty Group Series A Stock, and TINTA Series A Stock.

(13) The value shown is based on the Black-Scholes model and is stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.15% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of TCI Group Series A Stock and Liberty Group Series A Stock on July 23, 1997. The actual value the executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by the executive will not necessarily be the value determined by the model.

(14) The value shown is based on the Black-Scholes model and is stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.15% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of TINTA Series A Stock on July 23, 1997. The actual value Mr. Brett may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by Mr. Brett will not necessarily be the value determined by the model.

(15) On May 15, 1997, Mr. Romrell, pursuant to the 1996 Plan, was granted options in tandem with stock appreciation rights to acquire 157,500 shares of TCI Group Series A Stock and 135,000 shares of Ventures Group Series A Stock. Such options in tandem with stock appreciation rights granted to Mr. Romrell vest evenly over five years with such vesting period beginning on May 15, 1997. Such options with tandem stock appreciation rights first become exercisable on May 15, 1998 and expire on May 15, 2007. See note 5 above for additional information on vesting and other provisions of the 1996 Plan.

(16) Represents the closing market price per share on May 15, 1997 of TCI Group Series A Stock.

(17) The value shown is based on the Black-Scholes model and is stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.66% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of TCI Group Series A Stock on May 15, 1997. The actual value Mr. Romrell may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by Mr. Romrell will not necessarily be the value determined by the model.

     Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table of the Company. The following table shows each exercise of stock options and SARs during the year ended December 31, 1997 by each of the named executive officers of the Company and the December 31, 1997 number and year-end value of unexercised options and SARs on an aggregated basis:

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-
                              SHARES         VALUE           OPTIONS/SARS AT         THE-MONEY OPTIONS/SARS
                           ACQUIRED ON      REALIZED      DECEMBER 31, 1997(#)       AT DECEMBER 31, 1997($)
          NAME            EXERCISE(#)(1)       $        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
          ----            --------------   ----------   -------------------------   -------------------------
John C. Malone
  Exercisable
     TCI Group Series A
       Stock............          --               --             980,000                  $15,760,150
     Ventures Group
       Series A Stock...          --               --             840,000                  $ 6,911,850
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --             787,500                  $12,446,250
     TINTA Series A
       Stock............          --               --              10,000                  $    20,000
     SATCo Series A
       Stock............          --               --             140,000                           --
  Unexercisable
     TCI Group Series A
       Stock............          --               --             420,000                  $ 5,593,350
     Ventures Group
       Series A Stock...          --               --             360,000                  $ 2,464,650
     Ventures Group
       Series B Stock...          --               --           2,800,000                  $11,200,000
     Liberty Group
       Series A Stock...          --               --             337,500                  $ 4,556,250
     TINTA Series A
       Stock............          --               --              40,000                  $    80,000
     SATCo Series A
       Stock............          --               --              60,000                           --
Leo J. Hindery, Jr.
  Exercisable
     TCI Group Series A
       Stock............          --               --                  --                           --
     Ventures Group
       Series A Stock...          --               --                  --                           --
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --                  --                           --
     TINTA Series A
       Stock............          --               --                  --                           --
     SATCo Series A
       Stock............          --               --                  --                           --
  Unexercisable
     TCI Group Series A
       Stock............          --               --           1,750,000                  $22,801,625
     Ventures Group
       Series A Stock...          --               --           1,500,000                  $10,053,375

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-
                              SHARES         VALUE           OPTIONS/SARS AT         THE-MONEY OPTIONS/SARS
                           ACQUIRED ON      REALIZED      DECEMBER 31, 1997(#)       AT DECEMBER 31, 1997($)
          NAME            EXERCISE(#)(1)       $        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
          ----            --------------   ----------   -------------------------   -------------------------
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --           1,125,000                  $ 9,732,500
     TINTA Series A
       Stock............          --               --              50,000                  $   100,000
     SATCo Series A
       Stock............          --               --                  --                           --
Stephen M. Brett
  Exercisable
     TCI Group Series A
       Stock............     140,000       $1,779,750             168,000                  $ 2,273,460
     Ventures Group
       Series A Stock...     120,000       $  756,450             144,000                  $ 1,001,340
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --             247,500                  $ 3,764,100
     TINTA Series A
       Stock............          --               --              20,000                  $    40,000
     SATCo Series A
       Stock............          --               --              44,000                           --
  Unexercisable
     TCI Group Series A
       Stock............          --               --             423,500                  $ 5,408,051
     Ventures Group
       Series A Stock...          --               --             363,000                  $ 2,385,799
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --             296,250                  $ 3,126,275
     TINTA Series A
       Stock............          --               --              80,000                  $   228,500
     SATCo Series A
       Stock............          --               --              26,000                           --
Larry E. Romrell
  Exercisable
     TCI Group Series A
       Stock............     140,000       $2,563,400             168,000                  $ 2,273,460
     Ventures Group
       Series A Stock...          --               --             264,000                  $ 2,055,090
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --             247,500                  $ 3,764,100
     Internet SAR.......           2       $2,640,500                  --                           --
     TCI.NET Option.....           2               --                  --                           --
     TINTA Series A
       Stock............          --               --                  --                           --
     SATCo Series A
       Stock............          --               --             176,815                           --

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-
                              SHARES         VALUE           OPTIONS/SARS AT         THE-MONEY OPTIONS/SARS
                           ACQUIRED ON      REALIZED      DECEMBER 31, 1997(#)       AT DECEMBER 31, 1997($)
          NAME            EXERCISE(#)(1)       $        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
          ----            --------------   ----------   -------------------------   -------------------------
  Unexercisable
     TCI Group Series A
       Stock............          --               --             371,000                  $ 5,029,133
     Ventures Group
       Series A Stock...          --               --             318,000                  $ 2,214,968
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --             146,250                  $ 2,014,275
     Internet SAR.......          --               --                   8                  $ 9,252,880
     TCI.NET Option.....          --               --                   8                           --
     TINTA Series A
       Stock............          --               --                  --                           --
     SATCo Series A
       Stock............          --               --             557,261                           --
Fred A. Vierra
  Exercisable
     TCI Group Series A
       Stock............      70,000       $1,242,500             154,000                  $ 2,357,915
     Ventures Group
       Series A Stock...          --               --             192,000                  $ 1,562,160
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --             180,000                  $ 2,852,850
     TINTA Series A
       Stock............          --               --             160,000                  $   320,000
     SATCo Series A
       Stock............          --               --              32,000                           --
  Unexercisable
     TCI Group Series A
       Stock............          --               --              56,000                  $   769,860
     Ventures Group
       Series A Stock...          --               --              48,000                  $   338,940
     Ventures Group
       Series B Stock...          --               --                  --                           --
     Liberty Group
       Series A Stock...          --               --              45,000                  $   647,400
     TINTA Series A
       Stock............          --               --             240,000                  $   480,000
     SATCo Series A
       Stock............          --               --               8,000                           --

---------------

(1) Represents the number of shares underlying the stock appreciation rights which were exercised in 1997 or represents the actual shares received in the case of Mr. Romrell's TCI.NET option exercise.

  EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS.

     Except as described below, the Company has no employment contracts, termination of employment agreements or change of control agreements with any of the named executive officers of the Company. The vesting of certain equity-based incentive awards granted by the Company to executive officers of the Company may, under certain circumstances, be accelerated in the event of a change in control of the Company or upon termination of an executive officer's employment with the Company.

     Dr. Malone's Employment Agreement. Effective November 1, 1992, the employment agreement between TCIC and Dr. Malone, as amended, was further amended and restated. Pursuant to an Assignment and Assumption Agreement, dated August 4, 1994, the payment, performance and other obligations of such employment agreements were assumed by TCI. The term of such agreement is extended daily so that the remainder of the employment term shall at all times on and prior to the effective date of the termination of employment as provided by such agreement be five years. Dr. Malone's employment agreement provides for an annual salary of $800,000, subject to increase upon approval of the Board of Directors. During 1997, Dr. Malone's salary (along with the salaries of senior management) was reduced by approximately 20% due to the performance of the Company. In connection with the Company achieving certain financial performance milestones in the second half of 1997, Dr. Malone was granted a salary increase such that his annual salary in 1997 was $819,346. Additionally, the employment agreement provides for personal use of the Company's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Dr. Malone's employment agreement provides, among other things, for deferral of a portion (40% in 1993 and not in excess of 40% thereafter) of the monthly compensation payable to him. Pursuant to a letter agreement entered into between Dr. Malone and the Company subsequent to the date of his employment agreement, Dr. Malone deferred $150,000 in 1993 in lieu of 40% of his compensation for such year. The deferred amounts will be payable in monthly installments over a 20-year period commencing on the termination of Dr. Malone's employment, together with interest thereon at the rate of 8% per annum compounded annually from the date of deferral to the date of payment. The amendment also provides for the payment of certain benefits, discussed below.

     Dr. Malone's agreement described above also provides that upon termination of his employment by the Company (other than for cause, as defined in the agreement), or if Dr. Malone elects to terminate the agreement because of a change in control of the Company, all remaining compensation due under the agreement for the balance of the employment term shall be immediately due and payable.

     Dr. Malone's agreement provides that during his employment with the Company and for a period of two years following the effective date of his termination of employment with the Company, unless termination results from a change in control of the Company, he will not be connected with any entity in any manner specified in the agreement, which competes in a material respect with the business of the Company. However, the agreement provides that such executive may own securities of any corporation listed on a national securities exchange or quoted in the Nasdaq Stock Market to the extent of an aggregate of 5% of the amount of such securities outstanding.

     Dr. Malone's agreement also provides that in the event of termination of his employment with the Company, he will be entitled to receive 240 consecutive monthly payments of $15,000 (increased at the rate of 12% per annum compounded annually from January 1, 1988 to the date payment commences), the first of which will be payable on the first day of the month succeeding the termination of Dr. Malone's employment. In the event of Dr. Malone's death, his beneficiaries will be entitled to receive the foregoing monthly payments. The Company currently owns a whole-life insurance policy on Dr. Malone, the face value of which is sufficient to meet its obligation under the salary continuation arrangement. The premiums payable by the Company on such insurance policy are currently being funded through earnings on the policy. Dr. Malone has no interest in this policy.

     The Company pays a portion of the annual premiums (equal to the "PS-58" costs) on three whole-life insurance policies of which Dr. Malone is the insured and trusts for the benefit of members of his family are the owners. The Company is the designated beneficiary of the proceeds of such policies less an amount equal to the greater of the cash surrender value thereof at the time of Dr. Malone's death and the amount of the premiums paid by the policy owners.

     Dr. Malone deferred a portion of his monthly compensation under his previous employment agreement. Such deferred compensation (together with interest thereon at the rate of 13% per annum compounded annually from the date of deferral to the date of payment) will continue to be payable under the terms of the previous agreement. The rate at which interest accrues on such previously deferred compensation was established in 1983 pursuant to such earlier agreement.

     Mr. Vierra's Employment Agreement. Until December 31, 1997, International, TCI and Mr. Vierra were parties to an Amended and Restated Employment Agreement relating to Mr. Vierra's employment with International as Vice Chairman and Chief Executive Officer. Effective January 1, 1998, however, the parties terminated Mr. Vierra's employment agreement and replaced it with a consulting agreement. In connection with Mr. Vierra becoming a consultant, Mr. Vierra resigned as an officer of TCI and International but remains a director and the Vice Chairman of the International Board of Directors. For more information on Mr. Vierra's new consulting agreement, see "Certain Relationships and Related Transactions -- Transactions with Management and Others -- Consulting Agreements" set forth below.

     Under the terms of the former employment agreement, Mr. Vierra received a base salary of $650,000 per year. Mr. Vierra's salary was subject to annual review by the International Board of Directors, which could in its sole discretion increase his salary. In October 1997, the International Board of Directors increased Mr. Vierra's salary from $650,000 per annum to $700,000 per annum. Mr. Vierra's employment agreement provided for the deferral of a portion of each monthly salary payment so as to result in the deferral of salary at the rate of $250,000 per annum. The deferred amounts would have been paid in monthly installments over a 240-month period commencing on the later of December 31, 1998 and the termination of Mr. Vierra's full-time employment with International, together with interest thereon at the rate of 8% per annum compounded annually from the date of deferral to the payment date. In the event of Mr. Vierra's death, all outstanding deferred amounts would have been paid in a lump sum to his beneficiaries. Such deferred amounts will be paid out pursuant to the terms of the consulting agreement.

     While employed by International pursuant to his employment agreement, Mr. Vierra could participate in all formal incentive compensation plans, stock incentive plans, employee stock purchase plans, retirement plans and insurance plans or policies adopted for the benefit of TCI's or International's executive officers or employees generally. Additionally, Mr. Vierra's employment agreement provided for personal use of TCI's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Under the employment agreement, substantially all of Mr. Vierra's business time, attention and efforts was devoted to the affairs of International. Mr. Vierra's agreement further provided that during his employment with International and for the longer of: (a) a period of two years following the effective date of his termination of employment; or (b) until December 31, 1998 (in the event Mr. Vierra terminated his employment before the end of the term of his employment in breach of the employment agreement or in the event Mr. Vierra was terminated "for cause" (as defined in the employment agreement) by International), Mr. Vierra would not be connected with any entity in any manner, as defined in the agreement, which competes in a material respect with the business of International or any of International's or TCI's majority owned subsidiaries. The agreement provided, however, that Mr. Vierra could own securities of any corporation listed on a national securities exchange or quoted on Nasdaq to the extent of an aggregate of 5% of the amount of such securities outstanding. As a party to the employment agreement, TCI agreed to provide to Mr. Vierra certain benefits thereunder, however, any payment or expense incurred by TCI under the employment agreement was reimbursed to TCI by International under the terms of a Services Agreement between TCI and International.

     Mr. Romrell's Employment Agreement. TCIC and Mr. Romrell entered into an employment agreement on January 1, 1993. Pursuant to an Assignment and Assumption Agreement, dated August 4, 1994, the payment, performance and other obligations of such employment agreement were assumed by TCI. The term of Mr. Romrell's agreement extends through December 31, 1999. Mr. Romrell's employment agreement provides for a base salary of $350,000 per year to be increased by the amount of $25,000 per annum in each succeeding year commencing January 1, 1994. Mr. Romrell's salary is subject to annual review by the Board of Directors which may in its sole discretion increase his salary.

     While he is employed by the Company pursuant to his employment agreement, Mr. Romrell is entitled to participate in all formal incentive compensation plans, stock incentive plans, employee stock purchase plans, retirement plans and insurance plans or policies adopted for the benefit of TCI's executive officers or employees generally.

     Mr. Romrell's employment agreement also provides that upon an earlier termination of Mr. Romrell's employment by the Company without cause, all remaining compensation due under such agreement for the balance of the employment term would become immediately due and payable to Mr. Romrell. Upon his death during the employment term, the Company would pay to Mr. Romrell's beneficiaries a lump sum in an amount equal to the lesser of: (a) the compensation due under his employment agreement for the balance of the employment term; and (b) one year's salary. In the event of his disability, the Company would continue to pay Mr. Romrell his annual salary as and when it would have otherwise become due until the first to occur of the end of the employment term or the date of his death.

     Mr. Romrell's agreement further provides that during his employment with the Company and for the longer of a period of two years following the effective date of his termination of employment or if Mr. Romrell terminates his employment before the end of the term of his employment in breach of the employment agreement, or if Mr. Romrell is terminated "for cause" (as defined in the employment agreement) by the Company, until December 31, 1999, he will not be connected with any entity in any manner specified in the agreement, which competes in a material respect with the business of TCI or TCI's majority owned subsidiaries. However, the agreement provides that Mr. Romrell may own securities of any corporation listed on a national securities exchange or quoted on Nasdaq to the extent of an aggregate of 5% of the amount of such securities outstanding. Under the employment agreement, substantially all of Mr. Romrell's business time, attention and efforts will be devoted to the affairs of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     References to share amounts and per share prices throughout this section have been adjusted retroactively to give effect to the 1998 Stock Dividends. In addition, please refer to the discussion under "Executive
Compensation -- Background of Stock Adjustments" for additional information regarding recent changes in the capital structure of the Company. References to share amounts and per share prices also have been adjusted retroactively to give effect to such changes.

     The members of the Company's compensation committee are Messrs. Paul A. Gould and Kim Magness, both directors of the Company. Each of Mr. Gould and Mr. Magness are not and have not been officers of the Company or any of its subsidiaries. Dr. Malone is an executive officer and a director of the Company and is Chairman of the Board and a member of the compensation committee of International.

     Magness and Malone Transactions. On June 16, 1997, the Estate of Bob Magness sold 30,545,864 shares of TCI Group Series B Stock to the Company in exchange for an equal number of shares of TCI Group Series A Stock (the "Estate Swap") and then sold an aggregate of 32,068,588 shares of TCI Group Series A Stock to Merrill Lynch, Pierce, Fenner & Smith Incorporated and LB I Group (an affiliate of Lehman Brothers, Inc.), with each of Merrill Lynch and Lehman purchasing an equal number of shares pursuant to separate stock purchase agreements (the "Estate Sale" and, together with the Estate Swap, the "Estate Transactions"). Bob Magness was Kim Magness's father.

     On October 29, 1997, an action entitled Kim Magness, et al v. Tele-Communications, Inc., et al was commenced against the Company, Dr. Malone, the representatives of the Estate of Bob Magness, and others, challenging the Estate Transaction, and requesting rescission of such transactions and damages. On January 5, 1998, a settlement of such litigation was reached (the "Magness Settlement"). The settlement agreement included the voiding effective as of February 9, 1998 of a portion of the Estate Transactions with respect to 16 million of the 30,545,864 shares of TCI Group Series B Stock disposed of by the Estate of Bob Magness.

     In connection with the Magness Settlement, the Company, the Estate of Bob Magness, the Estate of Betsy Magness, Gary Magness and Kim Magness (individually and in certain representative capacities) (collectively, the "Magness Group") and Dr. Malone and Dr. Malone's spouse (collectively the "Malone Group") entered into a Stockholders' Agreement, dated as of February 9, 1998, which provides for the following terms, among others: (a) the Magness Group to designate a nominee for the Company's Board of Directors and Dr. Malone's agreement to vote for such nominee; (b) a representative of Dr. Malone and a representative of the Magness Group to consult with each other on all matters to be brought to a vote of the Company's stockholders: provided, however, that if a mutual agreement on how to vote cannot be reached,

Dr. Malone shall vote the TCI Group Series B Stock, Liberty Group Series B Stock, and the Ventures Group Series B Stock owned by the Magness Group pursuant to an irrevocable proxy given by the Magness Group; (c) the Magness Group to have the right to participate, at their option, on a proportionate basis with Dr. Malone (based on the relative ownership by the Malone Group and the Magness Group of capital stock of the Company having more than one vote per share in the election of directors) in any acquisition of securities of the Company, except for certain specified acquisition opportunities, including those made available to Dr. Malone solely in his capacity as an officer of the Company; (d) a tag-along right in favor of the Magness Group with respect to any sale by Dr. Malone of shares of TCI Group Series B Stock, Liberty Group Series B Stock, and Ventures Group Series B Stock (collectively, the "Series B Stock"), subject to certain exceptions such as transfers to related parties; and (e) a drag-along right in favor of Dr. Malone with respect to the sale of all or substantially all of the Series B Stock beneficially owned by Dr. Malone or of the business or assets of the Company pursuant to which the Magness Group will consent to such sale and, if the sale is of the Series B Stock, the Magness Group may either convert their Series B Stock to the respective Series A common stock of the Company or sell their Series B Stock pursuant to the terms of such sale.

     In connection with the Magness Settlement, the Company entered into a Call Agreement with the Magness Group. Under the Magness Group Call Agreement, the Magness Group granted to the Company a right to acquire all of the shares of Series B Stock owned by them upon Dr. Malone's death or upon a contemplated sale of such Series B Stock to third parties, in consideration of the Company paying to the Magness Group $124 million for such right. When such right is triggered, the Company may acquire the Series B Stock at a price equal to the market price of the respective Series A common stock of the Company, plus a 10% premium or, in the event of a sale, the lesser of such price or the price offered by such third parties. In addition, the Call Agreement states that, if the Company is sold to a third party, then the maximum premium the Magness Group may receive for their Series B Stock would be the price paid for the respective Series A common stock of the Company by said third party, plus a 10% premium. The Call Agreement also prohibits any member of the Magness Group from disposing of their Series B Stock, except for certain exempt transfers (such as transfers to related parties or to Dr. Malone or public sales of up to an aggregate of 5% of their Series B Stock after conversion to the respective Series A common stock) and except for a transfer made in compliance with the Company's purchase right described above. If the Company exercises its call right, the Company may also be required to purchase shares of Series B Stock from Dr. Malone if he exercises his "tag-along" rights under the Stockholders' Agreement. The Company also entered into a Call Agreement with the Malone Group as described under "Certain Relationships and Related Transactions -- Transactions with Management and Others -- Malone Transactions."

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Neither the report of the Compensation Committee of the Board of Directors (the "Compensation Committee") nor the stock performance graphs which follow such report shall be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Philosophy. The Compensation Committee's compensation philosophy is based on the belief that a link should exist between executive compensation and the return on investment provided to stockholders as reflected by the appreciation in the price of the Company's stock. In applying this philosophy, the Compensation Committee has developed and implemented a compensation policy which seeks to attract and retain highly skilled executives with the business experience and acumen necessary for achievement of the long-term business objectives of the Company and to align the financial interests of the Company's senior executives with those of its stockholders. The Company attempts to realize these goals by providing competitive compensation and by linking a substantial portion of the compensation to the enhancement of stockholder value.

     The Company's executive compensation is based principally on two components -- salary and equity-based incentives -- each of which is intended to serve the Company's overall compensation philosophy. As a general rule, the Compensation Committee uses independent compensation consultants and compensation surveys furnished and evaluated by such consultants to provide advice and data to assist it in developing compensation programs that are competitive with other similarly-situated cable/media companies and which reinforce the Company's objective of aligning executive compensation with the interests of the Company's stockholders.

     Base Salary. Base salary for executive officers is generally targeted at or below the median for executives with comparable qualifications, experience and responsibilities at other companies in the cable/ media industry. In the aggregate, executive salaries are consistent with this philosophy. Base salary levels are also based on the employees' relative levels of seniority and responsibility. Although the 1996 Plan and the 1998 Incentive Plan permit cash bonuses and other performance based awards, the Company does not usually pay cash bonuses to its senior executives.

     During 1992, TCIC undertook a review of the compensation paid to its key executive officers and retained independent consultants to advise it in connection with setting base salaries. The Compensation Committee then established new salary levels for its executive officers below the median of the annual salaries and bonuses of officers in comparable positions and in media companies included in the survey. Except as discussed below, the 1997 salary levels for the Company's senior executive positions were consistent with the salary levels set in 1992, with modest annual increases in cash compensation. Certain terms of the employment agreements of certain named executive officers are described in "Employment Contracts and Termination of Employment and Change of Control Arrangements" above.

     In 1997, the total base salaries paid by the Company to its executive officers did not increase significantly over the total of such base salaries paid during 1996. Certain executive officers of the Company, including certain of the named executive officers, however, received significant salary increases as a result of promotions in connection with the restructuring of the Company's management. The Compensation Committee believes such increases reflect the increased responsibilities assigned to such officers and their expected contributions to the Company in such positions.

     In fourth quarter 1996, Dr. Malone agreed to a 20% reduction in his base salary. Such reduction occurred in connection with other cost containment measures undertaken by the Company as a result of its third quarter 1996 financial results. As a result of the Company achieving certain financial performance milestones in the second half of 1997, Dr. Malone's salary was restored to its 1996 level during the third quarter of 1997. In addition, Dr. Malone received a further 5.5% increase in his base salary during the third quarter of 1997 based on an overall assessment of his performance during the preceding year.

     Equity-Based Incentives. In order to make the overall compensation packages of the Company's executives and other key employees competitive with other companies in the cable/media industry, the Compensation Committee has emphasized equity-based incentives rather than salary and bonuses. The Compensation Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipient to the Company and motivate the employees to seek to improve the long-term market performance of the Company's stock.

     During 1995, the Company undertook a review of the compensation paid to its key employees and retained independent consultants to advise it in connection with making grants of long-term equity based compensation awards. The consultants provided the Compensation Committee with a survey of the compensation packages of the chief executive officers and certain other senior officers at 13 companies in the cable/media industry. The Compensation Committee then evaluated the surveys and granted awards to the Company's executive officers at a level below the median of the awards given to officers in comparable positions in the cable/media companies included in the survey. Due to the long-term focus of equity based awards, the Compensation Committee determined that it was in the best interest of the Company to evaluate such awards every few years rather than evaluate and grant such awards on an annual basis.

     In 1997, the Compensation Committee reviewed the long-term, equity based compensation of certain of its senior officers and determined that additional grants of stock options with tandem stock appreciation rights and restricted stock were in the long-term best interests of the Company. As a result, in 1997, the Company granted the stock options with tandem stock appreciation rights and the restricted stock awards as described above in "Executive Compensation." The Compensation Committee made such grants to foster management continuity and commitment at a time when the Company was undergoing strategic changes and rolling out new products and services. In addition, such awards are consistent with the Company's philosophy of providing equity-based, long-term incentives to senior management for the purposes of retaining talented management, and for the purpose of aligning management's financial interest with stockholders.

     In addition, in connection with the review in 1997, the Compensation Committee authorized the grant of restricted stock to certain named executive officers and others. The aggregate number of shares of each of the TCI Group Series A Stock, Ventures Group Series A Stock and TINTA Series A Stock covered by the restricted stock grants to the named executives in 1997 represents less than 0.01% of the total number of shares of such series outstanding. The stock options in tandem with stock appreciation rights and the restricted stock awards are more fully described in "Executive Compensation -- Summary Compensation Table of the Company" and "Executive Compensation -- Option/SAR Grants Table of the Company."

     The Company made the above-described grants after a review of the exercise prices, numbers and dates of the awards of the stock options, tandem stock appreciation rights, and restricted stock already held by the Company's executives and other key employees. The Compensation Committee based its grants for 1997 in part upon the level of the executive or other key employee's responsibilities, experience and expertise and the degree to which such person is in a position to contribute to the achievement or advancement of the Company's financial and strategic objectives. Specifically, at the end of 1997, the Compensation Committee granted to Dr. Malone options in tandem with stock appreciation rights to purchase 2,800,000 shares of Ventures Group Series B Stock, based on the initial financial performance of the Ventures Group and Dr. Malone's extraordinary contribution in the Company's restructuring to create the Ventures Group. Such grant is, however, subject to the stockholders approval of the 1998 Incentive Plan Proposal. The award granted to Dr. Malone is more fully described in "Executive Compensation -- Summary Compensation Table of the Company" and "Executive Compensation -- Option/SAR Grants Table of the Company."

     Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code (the "Code") and the U.S. Treasury regulations relating thereto restrict publicly traded companies from claiming or receiving a tax deduction on compensation paid to an executive officer in excess of $1 million, unless such compensation is performance based. As such, many companies with executive pay levels exceeding the $1 million limit have revised or amended current compensation programs to qualify the payments thereunder for deductibility. The Compensation Committee has taken no action with respect to the Company's executive compensation plans that were in effect at the time of the adoption of
Section 162(m) in 1994 and has not conformed the 1995 Plan to such requirements. The 1996 Plan and the 1998 Incentive Plan have been conformed to the requirements of Section 162(m) to the extent that the Compensation Committee has discretionary authority under each such Plan to grant awards which conform to the requirements of Section 162(m).

                                            COMPENSATION COMMITTEE

                                            Paul A. Gould
                                            Kim Magness

STOCK PERFORMANCE GRAPHS

     On August 3, 1995, the Company amended its Restated Certificate of Incorporation to, among other things: (a) redesignate its TCI Class A Common Stock as TCI Group Series A Stock and its TCI Class B Common Stock as TCI Group Series B Stock; and (b) authorize the Liberty Group Series A Stock and the Liberty Group Series B Stock. Thereafter, TCI distributed to the holders of TCI common stock one-fourth of a share of the corresponding series of Liberty Media Group common stock in respect of each share of TCI Group common stock held of record as of August 4, 1995, the record date for such distribution. In addition, on August 28, 1997, the Company amended its Restated Certificate of Incorporation to, among other things, authorize the Ventures Group Series A Stock and the Ventures Group Series B Stock. Thereafter, on September 10, 1997, the Company concluded the Exchange Offer whereby the Company exchanged: (a) shares of Ventures Group Series A Stock for TCI Group Series A Stock; and (b) shares of Ventures Group Series B Stock for TCI Group Series B Stock.

     The following graphs compare: (a) the percentage change in the cumulative total stockholder return on the Class A Common Stock of TCI (and its predecessor
TCIC) from December 31, 1990 to August 9, 1995 (the date the TCI Group Series A Stock and the Liberty Group Series A Stock commenced trading on Nasdaq); (b) the percentage change in the cumulative total stockholder return on the TCI Group Series A Stock from August 9, 1995 to December 31, 1997; (c) the percentage change in the cumulative total stockholder return on the Liberty Group Series A Stock from August 9, 1995 to December 31, 1997; and (d) the percentage change in the cumulative total stockholder return on the Ventures Group Series A Stock from September 17, 1997 (the date the Ventures Group Series A Stock commenced regular way trading on Nasdaq) to December 31, 1997. The Class A Common Stock and the TCI Group Series A Stock graphs are compared for each time period with the cumulative total return on the Standard & Poor's 500 Stock Index and with a selected peer group of six companies engaged in the cable television industry (including the Company): Cablevision Systems Corporation, Jones Intercable, Inc., TCA Cable TV, Inc., Comcast Corporation and Time Warner, Inc. The Liberty Group Series A Stock graph is compared for the time period with the cumulative total return on the Standard & Poor's 500 Stock Index and with a selected peer group of five companies engaged in the cable television and television programming industry (including the Company): Cablevision Systems Corporation, Time Warner, Inc., The Walt Disney Company, and Viacom Inc. The Ventures Group Series A Stock graph is compared for the time period with the cumulative total return on the Nasdaq Composite Index (U.S. and Foreign) and the Nasdaq Telecommunications Stock Index.

     The comparisons assume $100 was invested at the beginning of each time period and assume the reinvestment of dividends.

                          TOTAL RETURN TO STOCKHOLDERS
                              CLASS A COMMON STOCK

                      DECEMBER 31, 1990 -- AUGUST 9, 1995

                                                                                          CLASS A
               MEASUREMENT PERIOD                     S&P 500             PEER             COMMON
             (FISCAL YEAR COVERED)                     INDEX             GROUP             STOCK
12/31/90                                                    100.00            100.00            100.00
12/31/91                                                    133.00            115.00            235.00
12/31/92                                                    135.00            152.00            290.00
12/31/93                                                    154.00            235.00            415.00
12/31/94                                                    160.00            180.00            296.00
8/9/95                                                      195.00            230.00            445.00

                          TOTAL RETURN TO STOCKHOLDERS
                            TCI GROUP SERIES A STOCK

                      AUGUST 9, 1995 -- DECEMBER 31, 1997

                                                                                         TCI GROUP
               MEASUREMENT PERIOD                     S&P 500             PEER            SERIES A
             (FISCAL YEAR COVERED)                     INDEX             GROUP             STOCK
8/9/95                                                         100               100               100
12/31/95                                                    111.37             80.47             76.26
12/31/96                                                    136.94             70.38             54.77
12/31/97                                                    182.63            128.18            117.15

                          TOTAL RETURN TO STOCKHOLDERS
                          LIBERTY GROUP SERIES A STOCK
                      AUGUST 9, 1995 -- DECEMBER 31, 1997

                                                                                          LIBERTY
                                                                                           GROUP
               MEASUREMENT PERIOD                     S&P 500             PEER            SERIES A
             (FISCAL YEAR COVERED)                     INDEX             GROUP             STOCK
8/9/95                                                         100               100               100
12/31/95                                                    111.37             94.80            109.14
12/31/96                                                    136.94             96.13            115.99
12/31/97                                                    182.63            143.64            220.83

                          TOTAL RETURN TO STOCKHOLDERS
                         VENTURES GROUP SERIES A STOCK
                    SEPTEMBER 17, 1997 -- DECEMBER 31, 1997

                                                                          NASDAQ            VENTURES
                                                       NASDAQ       TELECOMMUNICATIONS       GROUP
               MEASUREMENT PERIOD                    COMPOSITE            STOCK             SERIES A
             (FISCAL YEAR COVERED)                     INDEX              INDEX              STOCK
9/17/97                                                        100                100                100
12/31/97                                                   94.2322           109.2465           136.0360

COMPENSATION OF DIRECTORS

     The standard arrangement by which TCI's directors are compensated for all services (including any amounts payable for committee participation or special assignments) as a director is as follows: each non-employee director receives a fee of $500 plus travel expenses for attendance at each meeting of the Board of Directors and each non-employee director also receives additional compensation of $30,000 per year. Each director who is also a full-time employee of the Company receives reimbursement for travel expenses but does not receive a fee for meeting attendance.

     In addition, each person who becomes a director of the Company and is not an employee of the Company or any of its subsidiaries will be automatically granted options upon such person becoming a director under TCI's Director Stock Option Plan. The exercise price of each such subsequently granted option will be equal to the fair market value of the TCI Group Series A Stock on the date the option is granted. In general, such fair market value will be 95% of the last sale price for the shares of the TCI Group Series A Stock as reported on Nasdaq on the date of the grant, with the price resulting from such percentage rounded down to the nearest quarter dollar.

     The Company has a deferred compensation plan for all non-employee directors. Each director may elect to defer receipt of all, but not less than all, of the annual compensation (excluding meeting fees and reimbursable expenses) payable to the director for serving on the Company's Board of Directors for each calendar year for which such deferral is elected. An election to defer may be made as to the compensation payable for a single calendar year or period of years. Any compensation deferred shall be credited to the director's account on the last day of the quarter for which compensation has accrued. Such deferred compensation bears interest from the date credited to the date of payment at a rate of 8% per annum in 1993 and 120% of the applicable federal long-term rate thereafter, compounded annually.

     A director may elect payment of deferred compensation to be made at a specified year in the future or upon termination of the director's service as director of the Company. Each director may elect payment in a lump sum, three substantially equal consecutive annual installments or five substantially equal consecutive annual installments. In the event that a director dies prior to payment of all the amounts payable pursuant to the deferred compensation plan, any amounts remaining in the director's deferred compensation account, together with accrued interest thereon, shall be paid to the director's designated beneficiary.

     There are no other arrangements whereby any of TCI's directors received compensation for services as a director during 1997 in addition to or in lieu of that specified by the previously described standard arrangement.

BOARD MEETINGS

     During 1997, the Board of Directors of the Company had eight meetings. None of the directors attended fewer than 75% of the meetings of the Board of Directors or of any committee of which he is a member.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Executive Committee, an Audit Committee, a Compensation Committee and an Inter-Group Committee. There is no standing nomination committee of the Company's Board of Directors.

     The members of the Executive Committee are John W. Gallivan, Paul A. Gould, and John C. Malone. The Executive Committee exercises all of the powers and authority of the Board of Directors between meetings of the entire Board of Directors, other than such powers and authority as the Delaware General Corporation Law (the "DGCL") specifically prohibits an executive committee from performing. During 1997, the Executive Committee held five meetings and handled other actions by unanimous written consent.

     The members of the Audit Committee are Paul A. Gould and Robert A. Naify. The duties of the Audit Committee are to review and monitor the Company's financial reports and accounting practices to ascertain that they are within acceptable limits of sound practice, to receive and review audit reports submitted by the Company's independent auditors and by its internal auditing staff and to make such recommendations to the

Board of Directors as may seem appropriate to the Committee to assure that the interests of the Company are adequately protected and to review all related party transactions and potential conflict-of-interest situations. The Audit Committee of the Company held four meeting(s) during 1997.

     The members of the Compensation Committee are Paul A. Gould and Kim Magness. The functions of the Compensation Committee are to review and make recommendations to the Board of Directors concerning the compensation of the executive officers of the Company, to consider and make recommendations to the Board of Directors concerning existing and proposed employment agreements between the Company and its executive officers and to administer the 1994 Plan, the 1995 Plan, the 1996 Plan and, if approved by stockholders, the 1998 Incentive Plan. The Compensation Committee of the Company held five meeting(s) during 1997.

     The members of the Inter-Group Committee are Donne F. Fisher and Paul A. Gould. In September 1997, the Board of Directors established the Inter-Group Committee. The functions of the Inter-Group Committee are to review any and all proposed transactions between or among the TCI Group, the Liberty Media Group and the TCI Ventures Group, to make recommendations to the Board of Directors (or any appropriate committee thereof) of the Company concerning the approval of said transactions and to perform any and all other such functions as may be directed by the Board of Directors. During 1997, the Inter-Group Committee handled all matters by unanimous written consent.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     References to share amounts and per share prices throughout this section have been adjusted retroactively to give effect to the 1998 Stock Dividends. In addition, please refer to the discussion under "Executive
Compensation -- Background of Stock Adjustments" for additional information regarding recent changes in the capital structure of the Company. References to share amounts and per share prices also have been adjusted retroactively to give effect to such changes.

  TRANSACTIONS WITH MANAGEMENT AND OTHERS.

     Transactions with Mr. Fisher. In 1989, ECP Holdings, Inc. ("ECP"), a subsidiary of the Company and Halcyon Communications, Inc. ("HCI"), an Oklahoma corporation which is not an affiliate of the Company formed Halcyon Communications Partners ("HCP"), an Oklahoma general partnership for the purpose of acquiring, owning and operating cable television systems. In 1994, HCI and American Televenture of Minersville, Inc. ("ATM"), a subsidiary of the Company, as general partners, and three other subsidiaries of the Company, TCI Cablevision of Nevada, Inc. ("TCINV"), TEMPO Cable, Inc. ("Tempo Cable"), and TCI Cablevision of Utah, Inc. ("TCIU"), as limited partners, formed Halcyon Communications Limited Partnership ("HCLP"), an Oklahoma limited partnership for the purpose of acquiring, owning and operating certain other cable television systems.

     Effective as of January 31, 1996, Fisher Communication Associates, L.L.C. ("Fisher Communications"), a Colorado limited liability company controlled by Mr. Donne Fisher, a director, and until January 1, 1996, an officer of the Company, purchased: (a) one-third of ECP's partnership interest in HCP and one third of the partnership interest of each of ATM, TCINV, TCIU and Tempo Cable in HCLP; (b) a ten-year option to purchase the remaining interest in HCP; and (c) ten-year options to purchase the balance of the partnership interest in HCLP of each of ATM, TCINV, TCIU and Tempo Cable. The purchase price for each such partnership interest purchased by Fisher Communications consisted of shares of WestMarc Preferred Stock. The purchase price for each such option acquired by Fisher Communications was $100 in cash, and each such option is exercisable for cash in a specified amount. The number of shares of WestMarc Preferred Stock delivered to each of the Company's subsidiaries named above as consideration for one-third of its partnership interest in HCP or HCLP, and the cash exercise price which Fisher Communications is required to pay in order to exercise the options granted by those subsidiaries, are as follows:

                                                        NUMBER OF SHARES
                                                          OF WESTMARC        CASH EXERCISE
                                                        PREFERRED STOCK     PRICE OF OPTION
                                                        ----------------    ---------------
ECP...................................................      14.8836           $1,200,000
ATM...................................................       0.5224               42,120
TCINV.................................................       2.8911              233,100
TCIU..................................................       4.3557              351,180
Tempo Cable...........................................      14.5562            1,173,600
                                                            -------           ----------
                                                            37.2090           $3,000,000
                                                            =======           ==========

     The WestMarc Preferred Stock is not publicly traded. The dividend, liquidation, and redemption features of the WestMarc Preferred Stock are determined by reference to its Liquidation Price, which equals on a per share basis the sum of: (a) $32,250; plus (b) an amount equal to all dividends which accrued during any quarterly dividend period and were not paid in full at the end of that period or subsequently.

     On September 25, 1997, TCI American Cable Holdings III, L.P., a subsidiary of the Company, ("TCI American Cable) and Fisher Communications formed Peak Cablevision, LLC in which TCI American Cable owns a 66.67% interest and Fisher Communications owns a 33.33% interest. In connection therewith, TCI American Cable, Tempo Cable, Communications Services, Inc. ("CSI"), TCI Cablevision of Oklahoma, Inc. ("TCI-OK"), TCI of Kansas ("TCI-KS"), Wentronics, Inc., TCIU, TCI Cablevision of Arizona ("TCI-AZ"), Tulsa Cable Television, Inc. ("Tulsa"), Fisher Communications and Peak Cablevision, LLC entered into an Asset Contribution Agreement whereby: (a) Tempo Cable, CSI, TCI-OK, TCI-KS, Wentronics, Inc., TCIU, TCI-AZ, and Tulsa agreed to contribute their respective cable systems located in Arizona, Oklahoma and Utah to TCI American Cable and then TCI American Cable contributed those assets to Peak Cablevision, LLC; and
(b) Fisher Communications agreed to contribute its cable systems located in Arkansas, Arizona, Missouri, Nevada, Oklahoma and Utah to Peak Cablevision, LLC.

     Prior to Fisher Communications' contribution to Peak Cablevision, LLC, Fisher Communications acquired the partnership interests in HCP and HCLP held by HCI, and exercised its options described above to purchase the partnership interests of the remaining partners in HCP and HCLP.

     Fisher Communications paid the respective exercise prices of such options in the form of five 10-year non-interest bearing promissory notes made payable to the applicable partner.

     Under the terms of the settlement agreement with respect to the Magness Settlement, Mr. Fisher, who had served as a co-personal representative of the Estate of Bob Magness since November 1996, resigned. The Estate of Bob Magness will pay Mr. Fisher $1.5 million for his services on behalf of the Estate. Mr. Fisher intends to donate such payment, in its entirety, net of taxes, to a charitable organization.

     InterMedia Transactions. The Company has completed in two phases on June 10, 1997 (the "Phase I Closing Date"), and August 5, 1997, transactions pursuant to which it acquired: (a) (i) from InterMedia CM -- LP ("Old ICM I") a 1.103% limited partner interest in InterMedia Partners, a California limited partnership ("IP I"), which the Company contributed immediately after the acquisition to InterMedia Capital Management, L.P. ("New ICM I") for a 99.998% limited partner interest in New ICM I; (ii) a .001% general partner interest (which converted to a limited partner interest) in New ICM I; and (iii) a 75% limited partner interest in Old ICM I (each of Old ICM I and New ICM I holds, directly or indirectly, partner interests in IP I) (collectively, the "ICM I Transaction"); (b) all of the partner interests (other than a .001% general partner and a .001% special limited partner interest) in InterMedia Capital Management III, L.P. ("ICM III") (the "ICM III Transaction"); and (c) all of the partner interests (other than a .002% general partner and a .001% special limited partner interest) in InterMedia Capital Management IV, L.P. ("ICM IV") (the "ICM IV Transaction"), for total consideration of 2,545,455 shares (the "TCI Shares") of TCI Group Series B Stock and an aggregate amount of $23,617,533 in cash and assumption of certain liabilities (including adjustments). Each of the entities in which the Company acquired an interest in the foregoing transactions has an indirect interest in cable television operations.

     The partner interests in ICM IV acquired by the Company were acquired by the sellers of such interests in January and July 1996 for $21,750. The other interests acquired by the Company were acquired by the sellers of those interests before April 1995. Mr. Hindery, an executive officer of the Company, was the beneficial owner of a 66.3% interest in Old ICM I (which was increased to a 99.999% interest on the Phase I Closing Date as a result of a non pro rata redemption of the partner interests of all partners in Old ICM I other than Mr. Hindery and InterMedia Management, Inc.), a 94.0% interest in ICM III, and a 80.9% interest in ICM IV, and Mr. Fisher, a director of the Company, was the beneficial owner of a 1.6% interest in ICM IV.

     The Company also has agreed in principle that if InterMedia Partners VI, L.P. is formed and fully funded on terms and conditions agreed by the Company (the "IP VI Effective Date"), the Company will acquire all of the partner interests (other than a .001% general partner interest) of InterMedia Capital Management VI, L.P. ("ICM VI") in exchange for a number of shares of Liberty Group Series B Stock (the "Contingent TCI Shares") determined by dividing $5,000,000 by the average of the closing prices of the corresponding Liberty Group Series A Stock for the 20 trading days preceding the IP VI Effective Date and an interest as a limited partner in InterMedia Capital Partners VI, L.P. with a capital account of $1,000,000 (the "ICM VI Transaction" and, together with the ICM I Transaction, the ICM III Transaction and the ICM IV Transaction, the "InterMedia Transactions"). It is anticipated that the ICM VI Transaction will be consummated in the second quarter of 1998. Mr. Hindery is the beneficial owner of 100% of ICM VI and acquired his interest in ICM VI in July 1996 for $10,000.

     Mr. Fisher was paid a consulting fee in the approximate amount of $400,000 in cash and 31,030 shares of TCI Group Series B Stock in connection with the InterMedia Transactions. Peter Kern, son of Jerome H. Kern, a director of the Company, was paid an advisory fee in the amount of 36,364 shares of TCI Group Series B Stock in connection with the InterMedia Transactions. These fees were paid by the entities receiving payments from the Company in the InterMedia Transactions.

     The general partner interests in New ICM I, ICM III, ICM IV and ICM VI are each held by an entity, all of the beneficial interests in which are owned, directly or indirectly, by Robert J. Lewis. Mr. Hindery will continue to hold a 24.999% general partner interest in Old ICM I, and Mr. Lewis indirectly will hold a .001% general partner interest in such entity. Mr. Lewis is an experienced cable executive who was an officer of a subsidiary of the Company from May 1987 through April 1993.

     Dr. Malone, an executive officer and director of the Company, has the power to direct the voting of the TCI Shares and, if they are issued, the Contingent TCI Shares pursuant to a voting agreement, and Dr. Malone also has a right of first refusal with respect to any proposed transfer of the TCI Shares and, if they are issued, the Contingent TCI Shares. The right of first refusal may be exercised by Dr. Malone either by the payment of cash or, subject to certain exceptions, by exchanging shares of TCI Group Series A Stock for the TCI Shares and Liberty Group Series A Stock for the Contingent TCI Shares to be acquired by him. If not exercised by Dr. Malone, the right of first refusal may be exercised by the Company.

     The interests of Messrs. Hindery, Fisher and Malone in the InterMedia Transactions were disclosed to the Board of Directors which approved the InterMedia Transactions pursuant to a vote in which Messrs. Fisher, Kern and Malone abstained from voting.

     Malone Transactions. Pursuant to a letter agreement dated June 17, 1988 (the "1988 Agreement"), the late Mr. Bob Magness and Kearns each granted Dr. Malone certain rights with respect to the then Class B Common Stock of the Company owned by them. In connection with the Estate Swap described under "Compensation Committee Interlocks and Insider Participation in Compensation Decisions", Dr. Malone agreed with the Company to forgo the exercise of such rights and, in consideration thereof, the Company granted Dr. Malone the right to acquire, at any time and from time to time prior to June 30, 1999, up to 30,545,864 shares of TCI Group Series B Stock for either (or any combination of): (a) shares of TCI Group Series A Stock on a one-for-one basis; or (b) cash based on the closing sales price of the TCI Group Series B Stock on Nasdaq for a specified period prior to the acquisition of such shares by Dr. Malone (the

"TCI-Estates Agreement"). Similarly, Dr. Malone agreed to forgo exercising his right under the 1988 Agreement and a later agreement with Kearns dated April 18, 1997 in connection with the 1997 merger of Kearns into a wholly owned subsidiary of the Company in consideration of the Company's agreement (the "TCI-KT Agreement") that he may acquire directly from the Company, at any time and from time to time prior to July 30, 1998, up to 9,112,500 shares of TCI Group Series B Stock and 3,417,187 shares of Liberty Group Series B Stock in exchange for equal numbers of shares of TCI Group Series A Stock and Liberty Group Series A Stock, respectively. Pursuant to the TCI-KT Agreement, on July 24, 1997, Dr. Malone acquired 7,296,324 shares of TCI Group Series B Stock and 3,417,187 shares of Liberty Group Series B Stock from the Company in exchange for a like number of shares of TCI Group Series A Stock and Liberty Group Series A Stock held by Dr. Malone. Dr. Malone waived his right under the TCI-KT Agreement to acquire the balance of the TCI Group Series B shares. As a result of the above-described transactions, as of December 1997, Dr. Malone had the right to acquire an additional 30,545,864 shares of TCI Group Series B Stock in the aggregate, for cash or shares of TCI Group Series A Stock (the "Malone Right").

     In connection with the Magness Settlement, the Malone Group entered into the Stockholders Agreement described under "Compensation Committee Interlocks and Insider Participation in Compensation Decisions." Pursuant to such agreement, among other things, the number of shares subject to the Malone Right was reduced to 14,511,570 shares of TCI Group Series B Stock, and the Magness Group was given the right to participate in any acquisition of up to 12,406,238 of the 14,511,570 shares of TCI Group Series B Stock subject to the Malone Right (on a basis proportionate to the relative ownership by the Magness Group and the Malone Group of capital stock of TCI having more than one vote per share in the election of directors). In connection with the Magness Settlement, the Company also entered into a call agreement with Dr. Malone and his spouse, under which Dr. Malone and his spouse granted to the Company the right to acquire all of the shares of Series B Stock owned by them upon Dr. Malone's death or a contemplated sale of such Series B Stock to third parties, in consideration of the Company's paying to Dr. Malone $150 million for such right. When such right is triggered, the Company may acquire the Series B Stock at a price equal to the market price of the respective Series A common stock of the Company, plus a 10% premium or, in the event of a sale, the lesser of such price or the price offered by such third parties. In addition, the Call Agreement states that, if the Company is sold to a third party, then the maximum premium the Malone Group may receive for their Series B Stock would be the price paid for the respective Series A common stock of the Company by said third party, plus a 10% premium. The Call Agreement also prohibits the Malone Group from disposing of their Series B Stock, except for certain exempt transfers (such as transfers to related parties or to any member of the Magness Group or public sales of up to an aggregate of 5% of their Series B Stock after conversion to the respective Series A common stock) and except for a transfer made in compliance with the Company's purchase right described above. If the Company exercises its call right, the Company may also be required to purchase shares of Series B Stock from members of the Magness Group who exercise their "tag-along" rights under the Stockholders Agreement.

     Transaction with Mr. Gallivan. Prior to becoming a subsidiary of TCI as a result of the Kearns Merger described below, Kearns and John W. Gallivan, the former Chairman of the Board of Kearns and a director of the Company, entered into a Transfer Agreement dated July 30, 1997 (the "Transfer Agreement"). Pursuant to the terms of the Transfer Agreement, Kearns agreed to award Mr. Gallivan for his services as Chairman and his involvement in the pending Kearns
Merger: (a) a cash payment of $1,562,413; and (b) an assignment of all of Kearns right, title and interest in and to all patented mining claims owned by Kearns, including but not limited to royalties, buildings, fixtures, surface rights, licenses and contracts related thereto, which patented mining claims are valued at $437,587. With respect to the assignment of the mining claims, Mr. Gallivan agreed to assume all liabilities with respect thereto and agreed to indemnify Kearns for any and all liabilities of Kearns, if any, relating to the mining claims, including those arising from past operations. As of December 31, 1997, Kearns had made the cash payment to Mr. Gallivan and was in process of completing the transfers of the mining claims to a corporation designated by Mr. Gallivan. The parties anticipate the remaining mining claim transfers will be completed in 1998.

     Kearns Merger Transaction. On July 31, 1997, the Company completed the merger of Kearns with a wholly owned subsidiary of the Company (the "Kearns Merger"). Kearns was a greater than 5% stockholder in the Company and Mr. Gallivan, a director of the Company, was formerly the Chairman of the Board of Kearns.

     In connection with the Kearns Merger, TCI issued approximately 47.2 million shares of TCI Group Series A Stock to the former stockholders of Kearns. At the time of the Kearns Merger, Kearns' assets included: The Salt Lake Tribune and four other regional newspapers in the northwest; miscellaneous real estate holdings; and other assets including approximately 8.7 million shares of TCI Group Series A Stock, approximately 9.1 million shares of TCI Group Series B Stock, approximately 6.6 million shares of Liberty Group Series A Stock and approximately 3.5 million shares of Liberty Group Series B Stock.

     Prior to the Kearns Merger in an unrelated transaction, Dr. Malone purchased approximately 7.3 million shares of TCI Group Series A Stock from Knight-Ridder Corporation. Dr. Malone then exchanged with TCI the 7.3 million shares of TCI Group Series A Stock for a like number of TCI Group Series B Stock shares. In addition, Dr. Malone exchanged with TCI approximately 3.5 million shares of Liberty Group Series A Stock for a like number of Liberty Group Series B Stock. These exchanges were done pursuant to the TCI-KT Agreement described above in "Malone Transactions" in consideration of Dr. Malone's agreement to forgo exercising his right under an April 1997 agreement with Kearns and the Estate of Bob Magness.

     Consulting Agreements. Effective January 1, 1996, Mr. Fisher resigned as an executive officer of the Company and Mr. Fisher and the Company entered into a consulting agreement. During the term of the consulting agreement, which extends until January 1, 2006 unless sooner terminated as provided in the agreement, Mr. Fisher is obligated to provide consulting services for up to 70 hours per month and 700 hours during any period of twelve consecutive months as and if requested by the Company's chief executive officer. Whether or not his services are requested, Mr. Fisher will receive compensation as follows: (a) during the period from January 1, 1996 through December 31, 2000, inclusive, the rate of $475,000 per annum, increased annually by the amount of $25,000 per annum in each successive year of such period commencing January 1, 1997; and (b) from and after January 1, 2001 through the balance of the term of such consulting agreement, the rate of $500,000 per annum. If he dies before the end of the term of his consulting services, the Company is required to pay his designated beneficiaries a lump sum equal to one year's compensation at the then-current rate. During the term of the agreement, Mr. Fisher will continue to be entitled to participate in, and to be accorded all rights and benefits under, all group insurance policies (including, but not limited to, all disability, life, health and medical insurance policies) maintained by the Company for the benefit of its employees. The consulting agreement also provides for Mr. Fisher's personal use of the Company's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Under a prior employment agreement between Mr. Fisher and the Company, a portion of Mr. Fisher's salary was deferred, and the deferred amounts, plus interest at an annual rate of 13%, were to be paid to him in 240 monthly installments which would have commenced on the date of termination of his full-time employment with the Company. The consulting agreement provides for such payment to be made to Mr. Fisher in 240 monthly installments of $21,425.92 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being paid in a lump-sum to his designated beneficiaries. Similarly, Mr. Fisher's 1992 employment agreement with the Company provided for Mr. Fisher to receive, commencing on termination of his employment, 240 consecutive monthly salary continuation payments of $6,250, increased at the rate of 12% per annum, compounded annually from January 1, 1988 to the date of such termination. The consulting agreement provides that such salary continuation payments will be made in 240 consecutive monthly payments of $27,271.84 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being made to his designated beneficiaries.

     Mr. Fisher's consulting agreement provides that during its term, Mr. Fisher will not be connected in any manner specified in such agreement with any entity which competes in a material respect with the business of the Company; however, he may own securities of any corporation listed on a national securities exchange or quoted on Nasdaq to the extent of an aggregate of 5% of the amount of such securities outstanding.

     Effective March 11, 1995, Mr. Sparkman resigned as an executive officer of the Company and the Company and Mr. Sparkman entered into a consulting agreement. During the term of the consulting agreement, which extends until September 30, 2002 unless sooner terminated as provided in the agreement, Mr. Sparkman is required to provide consulting services for no more than 700 hours per year as and if requested by the Company's chief executive officer. Whether or not his services are requested, Mr. Sparkman will receive compensation as follows: (a) during the period from March 11, 1995 through December 31, 1997, a sum equal to the rate of $773,000 per annum; and (b) from and after January 1, 1998 throughout the balance of the term, the rate of $500,000 per annum. If he dies before the end of the term of his consulting services, the Company is required to pay his designated beneficiaries a lump sum equal to one year's compensation at the then current rate. During the term of the agreement, Mr. Sparkman will continue to be entitled to participate in, and to be accorded all rights and benefits under, all group insurance policies (including, but not limited to, all disability, life, health and medical insurance policies) maintained by the Company for the benefit of its employees.

     Under a prior employment agreement between Mr. Sparkman and the Company, a portion of Mr. Sparkman's salary was deferred, and the deferred amounts, plus interest at an annual rate of 8%, were to be paid to him in 120 monthly installments which would have commenced on the date of termination of his full-time employment with the Company. The consulting agreement provides for such payment to be made to Mr. Sparkman in 120 monthly installments of $7,294.32 each, without interest, commencing on January 1, 1998, with any remaining payments due after Mr. Sparkman's death being paid in a lump-sum to his designated beneficiaries. Under Mr. Sparkman's 1993 employment agreement with the Company, a portion of Mr. Sparkman's salary was deferred, and the deferred amounts, plus interest at an annual rate of 13%, were to be paid to him in 240 monthly installments which would have commenced on the date of termination of his full-time employment with the Company. The consulting agreement provides for such payment to be made to Mr. Sparkman in 240 monthly payments of $15,116.03 each, without interest, commencing on January 1, 1998, with any remaining payments due after Mr. Sparkman's death being paid in a lump-sum to his designated beneficiaries. Similarly, Mr. Sparkman's 1993 employment agreement with the Company provided for Mr. Sparkman to receive, commencing on termination of his employment, 240 consecutive monthly salary continuation payments of $6,250, increased at the rate of 12% per annum, compounded annually from January 1, 1988 to the date of such termination. The consulting agreement provides that such salary continuation payments will be made in 240 consecutive monthly payments of $19,411.55 each, without interest, commencing on January 1, 1998, with any remaining payments due after Mr. Sparkman's death being made to his designated beneficiaries.

     Mr. Sparkman's consulting agreement provides that during its term, Mr. Sparkman will not be connected in any manner specified in such agreement with any entity which competes in a material respect with the business of the Company; however, he may own securities of any corporation listed on a national securities exchange or quoted on Nasdaq to the extent of an aggregate of 5% of the amount of such securities outstanding.

     Effective January 1, 1998, the Company entered into a five year consulting agreement with Mr. Vierra for Mr. Vierra to provide consulting services to the Company on the allocation of the Company's resources and other matters generally and with respect to the international operations of the Company in particular. Mr. Vierra will not be required to provide more than 700 hours per year in such consulting services. For such consulting services, the consulting agreement provides for a fee of $700,000 per annum. Pursuant to the agreement, a portion of such consulting fee will be deferred at an annual rate of approximately $250,000 per annum. The deferred amounts will be paid in monthly installments over a 240-month period commencing on the later of the first business day of the first full calendar month following December 31, 2002, and the termination of Mr. Vierra's position as a consultant to the Company. Such deferred amounts will accrue interest at 8% per annum. In the event of Mr. Vierra's death, all outstanding deferred amounts will be paid in a lump sum to his beneficiaries.

     While Mr. Vierra is a consultant to the Company pursuant to the agreement, he is entitled to participate in all insurance plans or policies adopted for the benefit of the Company's employees. The consulting agreement provides that all options for the Company common stock and TINTA common stock held by Mr. Vierra are now vested in full. In addition, restricted stock awards for TINTA common stock shall vest upon the expiration of the terms provided by the agreements evidencing their respective grants.

     Upon termination of the consulting agreement by the Company, the Company will pay all remaining compensation due under the agreement for the balance of the term of the agreement. Upon Mr. Vierra's death during the term of the consulting agreement, the Company will pay to Mr. Vierra's beneficiaries a lump sum in an amount equal to one year's compensation amount. The consulting agreement provides further that during the term of the agreement, Mr. Vierra will not be connected in any manner with any entity which directly competes in a material respect with the business of the Company or any of its majority-owned subsidiaries, including International. Mr. Vierra may, however, own securities of any corporation listed on a national securities exchange or quoted on Nasdaq to the extent of an aggregate of 5% of the amount of such securities outstanding. In addition, Mr. Vierra may provide consulting services to others if approved by the Company's chief executive officer.

     The Company has a consulting agreement with Peter Kern, who is the son of Jerome Kern, a director of and consultant to the Company. Pursuant to such agreement, Peter Kern provides consulting services to the Company on business transactions. For such consulting services, Peter Kern receives a fee of $350,000 per annum.

     Miscellaneous. On July 23, 1997, the Board of Directors approved the grant to Jerome H. Kern, a director of the Company, of options in tandem with stock appreciation rights to acquire 1,050,000 shares of TCI Group Series A Stock at an initial exercise price of $14.625 per share, 843,750 shares of Liberty Group Series A Stock at an initial exercise price of $22.25 per share, and 900,000 shares of Ventures Group Series A Stock at an initial exercise price of $7.31 per share. Additionally, on December 29, 1997, the Board of Directors approved the grant to Mr. Kern of options in tandem with stock appreciation rights to acquire 350,000 shares of TCI Group Series A Stock at an initial exercise price of $15.62 per share, 250,000 shares of Liberty Group Series A Stock at an initial exercise price of $25.38 per share, and 300,000 shares of Ventures Group Series A Stock at an initial exercise price of $7.81 per share.

     On January 12, 1998, the Company purchased approximately 12.4 million shares of Series A Common Stock of UVSG, held by Lawrence Flinn, Jr., UVSG's Chairman Emeritus. As part of the transaction, which encompassed the total number of UVSG shares held by Mr. Flinn, the Company issued approximately 12.7 million shares of Ventures Group Series A Stock and approximately 7.3 million shares of Liberty Group Series A Stock to Mr. Flinn.

     The Company believes that the foregoing business dealings with management during 1996 and 1997 were based upon terms no less advantageous to the Company than those which would be available in dealing with unaffiliated persons.

  CERTAIN BUSINESS RELATIONSHIPS.

     Jerome H. Kern, a director of TCI, is special counsel with the law firm of Baker & Botts, L.L.P., the principal outside counsel for TCI. Fees paid to Baker & Botts, L.L.P. by TCI and its consolidated subsidiaries did not exceed five percent of Baker & Botts' gross revenues for the 1997 fiscal year.

     Satellite Transactions. John Malone is currently the Chief Executive Officer, Chairman of the Board and a director of TCI and is also the Chairman of the Board and a director of Satellite. Dr. Malone is also a principal stockholder of both TCI and Satellite.

     On March 6, 1998, the stockholders of Satellite voted to approve a two step roll-up plan which consisted of: (a) the contribution of substantially all Satellite's assets and liabilities to a newly formed corporation (referred to herein as "New PRIMESTAR"), and the concurrent contribution to New PRIMESTAR by Satellite's existing partners of their respective interests in the PRIMESTAR digital satellite business (collectively, the "Restructuring Transaction"); and
(b) subject to regulatory approval and other conditions, the subsequent merger of Satellite with and into New PRIMESTAR, in a transaction in which Satellite's outstanding common shares will be converted into common shares of New PRIMESTAR. On April 1, 1998, the Restructuring Transaction was consummated.

     Since the consummation of the Satellite Distribution, Satellite and TCI have operated independently. However, for purposes of governing certain of the ongoing relationships between Satellite and TCI after the

Satellite Distribution, and to provide mechanisms for an orderly transition, Satellite and TCI entered into various agreements in connection with the Satellite Distribution, including those agreements described below. Certain of such agreements have recently terminated or expired, or have been modified in connection with the Restructuring Transaction.

        Reorganization Agreement. On December 4, 1996, the Satellite Distribution was consummated (the "Satellite Distribution Date"), and TCI, TCIC and a number of other TCI subsidiaries, including Satellite, entered into a reorganization agreement (the "Reorganization Agreement"), which provided for, among other things, the principal corporate transactions required to effect the Satellite Distribution, the conditions thereto and certain provisions governing the relationship between Satellite and TCI with respect to and resulting from the Satellite Distribution.

     Pursuant to the Reorganization Agreement, Satellite assumed TCI's obligations under options granted to Brendan R. Clouston, a former executive officer of TCI, Larry E. Romrell, an executive officer of TCI, and David P. Beddow, an executive officer of certain subsidiaries of TCI, to purchase shares of SATCo Series A Stock representing 1.0%, 1.0% and 0.5%, respectively, of the shares of SATCo Series A Stock issued and outstanding on the Satellite Distribution Date, determined immediately after giving effect to the Satellite Distribution but before giving effect to the issuance of the shares of SATCo Series A Stock issuable upon exercise of such options. Further, pursuant to the Reorganization Agreement, Satellite granted to TCI an option to purchase up to 4,765,000 shares of SATCo Series A Stock (as such number may be adjusted to reflect stock dividends, stock splits and the like), for a purchase price equal to the par value of such shares, as necessary to satisfy TCI's obligations to deliver shares of SATCo Series A Stock upon conversion of certain TCI convertible securities. During the year ended December 31, 1997, Satellite issued to TCI under this arrangement 258,000 shares of SATCo Series A Stock for an aggregate consideration of $258,000.

        Transition Services Agreement. During 1997, pursuant to a transition services agreement entered into in connection with the Satellite Distribution (the "Transition Services Agreement"), TCI provided to Satellite certain services including: (a) tax reporting, financial reporting, payroll, employee benefit administration, workers' compensation administration, telephone, fleet management, package delivery, management information systems, billing, lock box and remittance processing and risk management services; (b) other services typically performed by TCI's accounting, finance, treasury, corporate, legal, tax, benefits, insurance, facilities, purchasing, fleet management and advanced information technology department personnel; (c) use of telecommunications and data facilities and of systems and software developed, acquired or licensed by TCI from time to time for financial forecasting, budgeting and similar purposes, including without limitation, any such software for use on personal computers, in any case to the extent available under copyright law or any applicable third-party contract; (d) technology support and consulting services; and (e) such other management, supervisory, strategic planning or other services as Satellite and TCI determined to be necessary or desirable.

     Pursuant to the Transition Services Agreement, TCI agreed to provide Satellite with certain most-favored-customer rights to programming services that TCI or a wholly owned subsidiary of TCI may own in the future and provide access to any volume discounts that may be available to TCI for purchase of home satellite dishes, satellite receivers and other equipment.

     As compensation for services rendered to Satellite and for the benefits made available to Satellite pursuant to the Transition Services Agreement, Satellite was required to pay TCI a fee of $1.50 per qualified subscribing household or other residential or commercial unit (counted as one subscriber regardless of the number of satellite receivers) per month, up to a maximum of $3 million per month, and reimburse TCI quarterly for direct, out-of-pocket expenses incurred by TCI to third parties in providing the services. During the year ending on December 31, 1997, Satellite was charged $11,579,000 pursuant to the Transition Services Agreement. Pursuant to the terms of the Restructuring Transaction, the Transition Services Agreement was terminated.

        Tax Sharing Agreement. Through the Satellite Distribution Date, Satellite's results of operations were included in TCI's consolidated U.S. federal income tax returns, in accordance with the existing tax sharing arrangements among TCI and its consolidated subsidiaries. Effective July 1, 1995, TCI, TCIC and certain other subsidiaries of TCI entered into a tax sharing agreement (the "1995 Tax Sharing Agreement"), which formalized such pre-existing tax sharing arrangements and implemented additional procedures for the allocation of certain consolidated income tax attributes and the settlement of certain intercompany tax allocations. The 1995 Tax Sharing Agreement encompasses U.S. federal, state, local and foreign tax consequences and relies upon the Code and any applicable state, local and foreign tax law and related regulations. In connection with the Satellite Distribution, the 1995 Tax Sharing Agreement was amended to provide that Satellite be treated as if it had been a party to the 1995 Tax Sharing Agreement, effective July 1, 1995.

     In connection with the Restructuring Transaction, Satellite and TCI entered into a tax sharing agreement dated as of June 1997, to confirm that pursuant to the amended 1995 Tax Sharing Agreement: (a) neither Satellite nor any of its subsidiaries has any obligation to indemnify TCI, TCI's tax consolidated subsidiaries, or the TCI shareholders for any tax resulting from the Satellite Distribution failing to qualify as a tax-free distribution pursuant to Section 355 of the Code; (b) TCI is obligated to indemnify Satellite and its subsidiaries for any taxes resulting from the Satellite Distribution failing to qualify as a tax-free distribution pursuant to Section 355 of the Code; (c) to the best knowledge of TCI, Satellite's total payment obligation under the 1995 Tax Sharing Agreement could not reasonably be expected to exceed $5 million; and
(d) the sole agreement between TCI or the TCI's tax consolidated subsidiaries, on the one hand, and Satellite or any of its subsidiaries, on the other, relating to taxes is the 1995 Tax Sharing Agreement.

        Indemnification Agreements. On the Satellite Distribution Date, Satellite entered into an indemnification agreement with each of TCIC and TCI UA 1, Inc. ("TCI UA 1"), an indirect subsidiary of TCIC. As of December 31, 1997, Satellite and each of TCIC and TCI UA 1 entered into amendments to such indemnification agreements (collectively, as amended, the "Indemnification Agreements" and individually, each the "Indemnification Agreement"). The Indemnification Agreement with TCIC provides for Satellite to reimburse TCIC for any amounts drawn under an irrevocable transferable letter of credit issued for the account of TCIC to support Satellite's share of certain obligations to PRIMESTAR Partners, L.P. (the "Partnership") under an agreement with GE American Communications, Inc. with respect to the Partnership's use of transponders on a satellite. The drawable amount of such letter of credit was $25,000,000 at December 31, 1997. TCIC has agreed to extend its obligation to provide such letter of credit through June 30, 1999.

     The Indemnification Agreement with TCI UA 1 provides for Satellite to reimburse TCI UA 1 for any amounts drawn under an irrevocable transferable letter of credit issued for the account of TCI UA 1 (the "TCI UA 1 Letter of Credit") which supports a credit facility of the Partnership that was obtained to finance advances for the construction of a certain satellite. The drawable amount of the TCI UA 1 Letter of Credit was $141,250,000 at December 31, 1997. TCI UA 1 has agreed to maintain the TCI UA 1 Letter of Credit through June 30, 1999.

     The Indemnification Agreements further provide for Satellite to indemnify and hold harmless TCIC and TCI UA 1 and certain related persons from and against any losses, claims, and liabilities arising out of the respective letters of credit or any drawings thereunder. The payment obligations of Satellite to TCIC and TCI UA 1 under such Indemnification Agreements are subordinated in right of payment with respect to Satellite's obligations under its bank credit facilities. During the year ended December 31, 1997, the aggregate amount paid by Satellite to TCI under the Indemnification Agreements was $706,000. Such amount represents the aggregate fees incurred by TCI with respect to the TCI UA 1 Letter of Credit.

     Pursuant to the Restructuring Transaction, New PRIMESTAR assumed the rights and obligations of Satellite under the Indemnification Agreements, including the reimbursement obligations in favor of TCIC and TCI UA 1.

        Trade Name and Service Mark License Agreement. Pursuant to a Trade Name and Service Mark License Agreement (the "License Agreement"), TCI granted to Satellite, for an initial term of three years following the Satellite Distribution, a non-exclusive, non-assignable license to use certain trade names and service marks specifically identified in the License Agreement, including the mark "TCI" in the context of the digital satellite business. The License Agreement provides, among other things, that all advertising, promotion and use of certain of TCI's trade names and service marks by Satellite shall be consistent with TCI guidelines and standards, as well as subject to TCI approval in certain circumstances. Since the Satellite Distribution, Satellite has taken steps to phase out the use of the TCI names and marks covered by the License Agreement, except in connection with its corporate name. Satellite and TCI amended the License Agreement immediately prior to the closing of the Restructuring Transaction to reflect such limited use.

        Fulfillment Agreement. In the past, TCIC provided Satellite with certain customer fulfillment services with respect to the customers of the PRIMESTAR(R) medium power service which were enrolled by Satellite's direct sales force or the national call center. Charges for such services were allocated to Satellite by TCIC based on scheduled rates.

     During 1997 and pursuant to a fulfillment agreement entered into in connection with the Satellite Distribution (the "Fulfillment Agreement"), TCIC provided fulfillment services to Satellite with respect to customers of the PRIMESTAR(R) medium power satellite service. Such services included installation, maintenance, retrieval, inventory management and other customer fulfillment services. Among other matters, the Fulfillment Agreement: (a) set forth the responsibilities of TCIC with respect to fulfillment services, including performance standards; (b) provided for TCIC's fulfillment sites to be connected to the billing and information systems used by Satellite, allowing for on-line scheduling and dispatch of installation and other service calls; and (c) provided scheduled rates to be charged to Satellite for the various customer fulfillment services to be provided by TCIC. Satellite retained sole control under the Fulfillment Agreement to establish the retail prices and other terms and conditions on which installation and other services were provided to Satellite's customers. The Fulfillment Agreement also provided that, during the term of the Fulfillment Agreement, TCIC would not provide fulfillment services to any other Ku-band, Ka-band, DBS, BSS, FSS, C-band, wireless or other similar or competitive provider or distributor of television programming services (other than traditional cable). The Fulfillment Agreement, as amended, terminated in accordance with its terms effective December 31, 1997. During the year ended December 31, 1997, the aggregate amount paid by Satellite to TCIC for fulfillment services was $54,823,000.

        TCIC Credit Facility. In connection with the Satellite Distribution, Satellite and TCIC entered into a credit agreement (the "TCIC Credit Facility"), which among other things, provided for a revolving credit facility. In connection with the February 1997 issuance of certain notes by Satellite and the March 1997 determination that a certain satellite was commercially operational, borrowing availability pursuant to the TCIC Credit Facility was terminated.

        Call Center LLC. In March 1997, Satellite and TCI agreed to form a limited liability company (the "Call Center LLC") through which Satellite and TCI were to conduct various customer call service operations. The initial ownership interests of Satellite and TCI in the Call Center LLC were to be 28% and 72%, respectively. In June 1997, Satellite and TCI agreed not to form the Call Center LLC. In March 1997, TCI began providing customer call services to Satellite based upon a per call charge. Charges for such services aggregated $12,173,000 in 1997.

        Other Arrangements. As a result of the Satellite Distribution, TCI and Satellite entered into a Share Purchase Agreement, which obligates TCI and Satellite to sell to each other from time to time, at the then current market price, shares of TCI Group Series A Stock and SATCo Series A Stock, respectively, as necessary to satisfy their respective obligations under the TCI Group Series A Options and SATCo Options held by their respective employees and non-employee directors. During the year ended December 31, 1997, Satellite issued 33,000 shares of SATCo Series A Stock to TCI for an aggregate consideration of $213,000 under this arrangement.

     During the year ended December 31, 1997, Satellite purchased from the Company, at the Company's cost, certain telephony services aggregating $4,901,000.

     Certain officers of Satellite who were officers or directors of TCI and/or TCIC prior to the Satellite Distribution received undertakings of indemnification from TCI and/or TCIC. Such undertakings survived the Satellite Distribution.

  INDEBTEDNESS OF MANAGEMENT.

     On March 4, 1997, Dr. Malone received an advance from a wholly owned subsidiary of TCI in the amount of $5,787,505. On March 5, 1997, Dr. Malone received a second advance from a wholly owned subsidiary of the Company in the amount of $5,813,755. The terms of the advances were memorialized by a promissory note entered into by Dr. Malone. The interest rate on such loans is 1% over the one-month LIBOR rate compounded annually. As of December 31, 1997, $723,000 of interest was accrued on the note. Principal outstanding on the note is due March 31, 1999 and interest is payable annually on March 1 of each year. Dr. Malone used the proceeds of the advances to purchase shares of SATCo Series A Stock. In addition, Mr. Fisher has entered into five promissory notes with certain subsidiaries of the Company. See "Transactions with Management and Others -- Transactions with Mr. Fisher" above for additional information concerning these notes.

                          1998 INCENTIVE PLAN PROPOSAL

INTRODUCTION

     The Board of Directors adopted the Tele-Communications, Inc. 1998 Incentive Plan (the "1998 Plan") to provide a means whereby employees of the Company and its subsidiaries and independent contractors providing services to the Company or its subsidiaries ("Eligible Participants" or individually, an "Eligible Participant") may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing such Eligible Participants' proprietary interest in the Company's businesses, encouraging such Eligible Participants to remain in the employ of the Company or its subsidiaries, and increasing such Eligible Participants' personal interest in the continued success and progress of the Company and its subsidiaries. Accordingly, on April 20, 1998, the Board of Directors adopted the 1998 Plan and directed that the 1998 Incentive Plan Proposal be submitted to a vote of the stockholders of the Company at the Annual Meeting.

     Only the Eligible Participants may receive awards under the 1998 Plan. There are approximately 32,000 employees eligible to receive awards under the 1998 Plan. The number of independent contractors eligible to receive awards under the 1998 Plan is not determinable. The Compensation Committee of the Board of Directors is invested with broad authority to select Eligible Participants to receive awards under the 1998 Plan. The Compensation Committee may take into account the nature of the services rendered by the Eligible Participant, and the present and past contributions of the Eligible Participant.

NEW PLAN BENEFITS

     On December 16, 1997, the Compensation Committee of the Board of Directors granted Dr. Malone stock options in tandem with stock appreciation rights to acquire an aggregate of 2,800,000 shares of Ventures Group Series B Stock (as adjusted for the 1998 Ventures Stock Dividend). The exercise price of such stock options in tandem with stock appreciation rights is $10.37 per share (as adjusted). None of Dr. Malone's options are exercisable until December 16, 1998. The options will be exercisable on a cumulative basis with 20% of the total number of shares subject to such options exercisable on December 16, 1998, and with respect to the remaining shares of Ventures Group Series B Stock subject to any such options, such options will be exercisable with respect to an additional 20% as of the second, third, fourth and fifth anniversaries of December 16, 1997. The total present dollar value (using the Black-Scholes model) of such grant to Dr. Malone was $24,542,000 on the date of grant. For a further discussion of this grant, see "CONCERNING MANAGEMENT -- Executive
Compensation -- Summary Compensation Table of the Company" and "CONCERNING MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of the Company."

     Except for the grant made under the 1998 Plan to Dr. Malone discussed above, the benefits or the amounts that would have been granted in 1997 or which will be granted in the future under the 1998 Plan to eligible participants are not determinable. The amounts and benefits are not determinable because the Compensation Committee of the Company has complete discretion over the making of any awards under the

1998 Plan and, as a result, may choose to make awards or may choose to decline to make awards in accordance with the Compensation Committee's then existing policies and in accordance with the terms of the 1998 Plan. The 1998 Plan and the aforementioned grant made thereunder are subject to, and will become effective upon approval of, the 1998 Incentive Plan Proposal by the requisite vote of the stockholders at the Annual Meeting.

     The market value of the respective series of common stock of the Company subject to award under the 1998 Plan is as follows: $317,500,000 of TCI Group Series A Stock and TCI Group Series B Stock; $244,200,000 of Liberty Group Series A Stock and Liberty Group Series B Stock; and $127,500,000 of Ventures Group Series A Stock and Ventures Group Series B Stock. Such market values are based on the maximum number of shares of such series eligible to be awarded under the 1998 Plan multiplied by the last reported sales price of the respective Series A Stock on Nasdaq on April 16, 1998. Such sales prices were:
$31.75 for TCI Group Series A Stock; $32.56 for Liberty Group Series A Stock; and $17.00 for Ventures Group Series A Stock.

DESCRIPTION OF THE 1998 PLAN

     A copy of the 1998 Plan is attached hereto as Appendix A. The discussion of the 1998 Plan set forth below is subject to, and qualified in its entirety by reference to, the 1998 Plan.

     General. The 1998 Plan provides: (a) for stock-based awards to be made in respect of a maximum of 10 million shares of any combination of TCI Group Series A Stock or TCI Group Series B Stock, a maximum of 7.5 million shares of any combination of Liberty Group Series A Stock or Liberty Group Series B Stock, and a maximum of 7.5 million shares of any combination of Ventures Group Series A Stock or Ventures Group Series B Stock (all of which are subject to certain adjustments described below); and (b) for cash awards in amounts determined by the Compensation Committee. The TCI Group Series A Stock, Liberty Group Series A Stock, Ventures Group Series A Stock, TCI Group Series B Stock, Liberty Group Series B Stock, and Ventures Group Series B Stock shall be hereinafter collectively referred to as the "Common Stock."

     Awards may be made as grants of stock options ("Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), stock units ("Stock Units"), performance awards ("Performance Awards"), cash, or any combination thereof (collectively, "Awards"). Shares in respect of which Awards are made may be either authorized but unissued shares of the Common Stock or issued shares reacquired by the Company, including shares purchased in the open market. Shares of the Common Stock that are subject to Awards that expire, terminate or are annulled for any reason without having been exercised (or, with respect to tandem SARs deemed exercised, by virtue of the exercise of a related Option), or are Restricted Shares or Stock Units that are forfeited prior to becoming vested, or are subject to Awards of SARs that are exercised for cash, will be returned to the pool of shares available for grant under the 1998 Plan.

     The 1998 Plan will be administered by the Compensation Committee of the Board of Directors, or such other committee as the Board of Directors may in the future appoint, which shall be comprised of at least two persons. Each member of the Compensation Committee must be a member of the Board of Directors. The current members of the Compensation Committee of the Company are Messrs. Gould and Magness. See "CONCERNING MANAGEMENT -- Committees of the Board of Directors" above.

     The Compensation Committee will have broad discretion in administering the 1998 Plan, and is authorized, subject only to the express provisions of the 1998 Plan, to determine the persons to whom Awards may be made, to determine the terms and conditions (which need not be identical) of each Award (including the timing of the grant, the type of Award granted, the pricing and the amount of the Award and terms related to vesting, exercisability, forfeiture and termination), and to interpret the provisions of the 1998 Plan and each agreement relating to Awards granted under the 1998 Plan. The determinations of the Compensation Committee are final and binding upon all participants.

     Stock Options. Options granted pursuant to the 1998 Plan may be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Code, or nonqualified stock options

("Nonqualified Option"), which do not qualify under Section 422. The Compensation Committee is authorized to designate an Option as an Incentive Option or a Nonqualified Option.

     The exercise price of all Options granted under the 1998 Plan will be fixed by the Compensation Committee, and may be more than, less than or equal to the fair market value of the Common Stock subject to the Option as of the date the Option is granted. Except as otherwise provided in the 1998 Plan regarding the substitution for or the adjustment of Awards in connection with certain transactions, no participant may be granted in any calendar year Options covering more than three million shares of any series of the Common Stock eligible for Awards (as adjusted for stock splits, etc.).

     Subject to the provisions of the 1998 Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Compensation Committee shall determine as set forth in the applicable agreement relating to the Award. An Option granted under the 1998 Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable agreement relating to the Award and the 1998 Plan and, unless the applicable agreement relating to the Award otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Compensation Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     An Option may be exercised by written notice to the Company in accordance with the terms of the applicable agreement and in accordance with the procedures established by the Compensation Committee. The method of payment of the exercise price of an Option, and of the amount required to satisfy applicable federal, state and local withholding tax requirements, will be determined by the Compensation Committee and may consist of cash, a check, a promissory note, the surrender of certain already owned shares of the Common Stock (in the case of Options on TCI Group Series A Stock or TCI Group Series B Stock, the surrender of already owned shares of TCI Group Series A Stock or TCI Group Series B Stock, in the case of Options on Liberty Group Series A Stock or Liberty Group Series B Stock, the surrender of already owned shares of Liberty Group Series A Stock or Liberty Group Series B Stock, and in the case of Options on Ventures Group Series A Stock or Ventures Group Series B Stock, the surrender of already owned shares of Ventures Group Series A Stock or Ventures Group Series B Stock), the withholding of shares of the applicable series of Common Stock issuable upon exercise of such Option, the delivery of a properly executed exercise notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, any combination of the foregoing methods of payment or such other consideration and method of payment as may be permitted for the issuance of shares under the DGCL. The permitted method or methods of payment of the Option exercise price and applicable withholding taxes, if other than cash, shall be set forth in the agreement relating to the Award and may be subject to such conditions as the Compensation Committee deems appropriate.

     Shares of the Common Stock surrendered in payment in whole or in part of the Option exercise price and applicable withholding taxes, and shares of the Common Stock issuable upon exercise of an Option that are withheld for such purposes, will be valued at their fair market value on the date of exercise. In general, fair market value is determined by reference to the last sale price for shares of the applicable series as reported on Nasdaq on the relevant date. The Compensation Committee will have the right in its sole discretion to approve or disapprove any election by the holder to have shares withheld to pay the Option exercise price or withholding taxes.

     Unless otherwise determined by the Compensation Committee and provided in the applicable agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, Options may be exercised during the lifetime of the holder thereof only by such holder (or his or her court appointed legal representative).

     Stock Appreciation Rights. A SAR may be granted under the 1998 Plan to the holder of an Option (a "Related Option") with respect to all or a portion of the shares of the Common Stock subject to the

Related Option (a "Tandem SAR") or may be granted separately to an eligible person (a "Free Standing SAR"). A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter and prior to the complete exercise, termination, expiration or cancellation of the Related Option. A Tandem SAR will be exercisable only at the time and to the extent that the Related Option is exercisable and may be subject to such additional limitations on exercisability as the related agreement may provide and in no event after the complete termination or full exercise of the Related Option. Upon exercise of a Tandem SAR, the Related Option will be deemed to have been exercised to the extent of the number of shares of Common Stock with respect to which such Tandem SAR is exercised. Upon the exercise or termination of the Related Option, the Tandem SAR will be canceled automatically to the extent of the number of shares of the Common Stock with respect to which the Related Option was so exercised or terminated. Free Standing SARs will be exercisable at the time, to the extent and upon the terms and conditions determined by the Compensation Committee and set forth in the agreement relating to the Award. No participant may be granted in any calendar year SARs covering more than 3 million shares of Common Stock (as adjusted for stock splits, etc.).

     The base price of a Tandem SAR will be the same as the exercise price of the Related Option unless the Compensation Committee provides for a higher base price. The base price of a Free Standing SAR will not be less than the fair market value of the applicable Common Stock on the date of grant of the Free Standing SAR. Upon exercise of a SAR, the holder will be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the SAR is exercised, an amount equal to the excess of the fair market value of a share of such Common Stock on the date of exercise over the base price per share of such SAR. Such amount shall be paid in cash, shares of the applicable series of Common Stock (valued at their fair market value on the date of exercise of the SAR) or a combination thereof as specified in the agreement relating to the Award or, if so provided in the agreement, either as determined by the Compensation Committee in its sole discretion or as elected by the holder. The Compensation Committee will have the right in its sole discretion to approve or disapprove any election by the holder to receive cash in full or partial settlement of a SAR. Unless the Compensation Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

     The agreement relating to an Award of SARs may provide for a limit on the amount payable to a holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the holder in whole or in part for cash during any specified period, for a limit on the time periods during which a holder may exercise SARs and for such other limits on the rights of the holder and other terms and conditions as the Compensation Committee may determine.

     Unless otherwise determined by the Compensation Committee and provided in the applicable agreement, SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, SARs may be exercised during the lifetime of the holder thereof only by such holder (or his or her court appointed legal representative).

     Restricted Shares. At the time of any Award of Restricted Shares, the Compensation Committee will designate a period of time which must elapse (the "Restriction Period") and may impose such other restrictions, terms and conditions that must be fulfilled, before the Restricted Shares will become vested. The Compensation Committee may determine that: (a) Restricted Shares will be issued at the beginning of the Restriction Period, in which case, such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes; or (b) Restricted Shares will not be issued until the end of the Restriction Period, in which case, the holder will have none of the rights of a stockholder with respect to the shares of Common Stock covered by such Award until such shares shall have been issued to such holder at the end of the Restriction Period. The holder will have the right to vote Restricted Shares issued at the beginning of the Restriction Period and to receive such dividends and other distributions as the Compensation Committee may, in its sole discretion, designate which are paid or distributed on such Restricted Shares, and generally to exercise all other rights as a holder of Common Stock, except that, until the end of the Restriction Period: (a) such holder will not be entitled to take possession of the stock certificates representing the Restricted Shares; (b) such holder may not sell, transfer or otherwise dispose of the Restricted Shares; and (c) other than such dividends and other distributions as the Compensation Committee may designate, the Company will retain custody of all dividends and distributions made or declared with respect to the Restricted Shares ("Retained Distributions") and such Retained Distributions shall not bear interest or be segregated in a separate account. In the case of Restricted Shares issued at the end of the Restriction Period, the holder will be entitled to receive, to the extent specified by the Compensation Committee, cash or property corresponding to all dividends and other distributions (or the economic equivalent thereof) that would have been paid, made or declared on such Restricted Shares had such shares been issued at the beginning of the Restriction Period (collectively, "Dividend Equivalents"), and such Dividend Equivalents will be paid as specified by the Compensation Committee in the applicable Award agreement. A breach of any restrictions, terms or conditions established by the Compensation Committee with respect to any Award of Restricted Shares will cause a forfeiture of such Restricted Shares and any Retained Distributions (including any unpaid Dividend Equivalents) with respect thereto. The 1998 Plan also provides that the Compensation Committee may authorize awards of cash to a holder of Restricted Shares, payable at any time after the Restricted Shares become vested.

     Upon expiration of the applicable Restriction Period and the satisfaction of any other applicable conditions, all or part of the Restricted Shares and any Retained Distributions thereon (including any unpaid Dividend Equivalents) will become vested and all or part of any cash amount awarded will become payable. Any Restricted Shares and Retained Distributions thereon (including any unpaid Dividend Equivalents) which do not vest will be forfeited.

     Stock Units. The 1998 Plan also authorizes the Compensation Committee to grant to eligible persons, either alone or in addition to Options, SARs and Restricted Shares, awards of Stock Units consisting of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the fair market value of the Common Stock ("Stock Units"). The Compensation Committee will determine all terms and conditions of such Awards, including any restrictions (including restrictions on transfer), deferral periods, or performance requirements. The provisions of any Award of Stock Units need not be the same with respect to each recipient and are subject to such rules as the Compensation Committee may establish at the time of grant.

     Performance Awards. Performance Awards consist of grants made to an eligible person subject to the attainment of one or more performance goals. A Performance Award will be paid, vested or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the Compensation Committee prior to the earlier of: (a) 90 days after the commencement of the period of service to which the performance goals relate; and (b) the elapse of 25% of the period of service, and in any event while the outcome is substantially uncertain. A performance goal may be based upon one or more business criteria that apply to the eligible person, one or more business units of the Company or the Company as a whole, and may include any of the following: revenue, net income, stock price, market share, earnings per share, cash flow, return on equity, return on assets or decrease in costs. Subject to the foregoing, the terms, conditions and limitations applicable to any Performance Award will be determined by the Compensation Committee.

     Any Performance Awards granted under the 1998 Plan will be limited so that no individual may be granted Performance Awards consisting of cash or in any other form permitted under the 1998 Plan (other than any Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares, or, in either case, additional cash amounts related to such an Award) in respect of any one-year period having a value determined on the date of grant in excess of $10,000,000.

     Effect of Termination of Employment. Under the terms of the 1998 Plan, if the employment of the holder of an Award terminates by reason of death or total disability, then, unless the agreement relating to such Award provides otherwise: (a) all outstanding Options and SARs granted in such Award will become immediately exercisable in full in respect of the aggregate number of shares covered thereby; (b) the Restriction Period for all Restricted Shares granted in such Award will be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents will become vested and any cash amounts payable pursuant to the related agreement will be adjusted in such manner as may be provided in such agreement; (c) all Stock Units will become vested in full; and (d) Performance Awards will become vested in full.

     Under the terms of the 1998 Plan, if the employment of the holder of an Award is terminated during the Restriction Period with respect to any Restricted Shares, or prior to the complete exercise (or deemed exercise thereof) of any Option or SAR or the vesting or complete exercise of any Stock Units, or the vesting of any Performance Awards, then such Options, SARs, Stock Units and Performance Awards will thereafter be exercisable, and the holder's rights to any such unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and cash amounts and any such unvested Stock Units will thereafter vest, only to the extent provided by the Compensation Committee in the agreement relating to such Award, except that: (a) if the holder's employment terminates by reason of death or total disability then any Option or SAR will remain exercisable for a period of at least one year after such termination; and (b) if the holder's employment is terminated for cause (as defined in the applicable agreement or the 1998 Plan) then: (i) such employee's rights to all Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and any cash amounts covered by such Award will be forfeited immediately; (ii) all Options and SARs and all unvested or unexercised Stock Units will immediately terminate; and
(iii) such employee's interest in all unvested Performance Awards will be forfeited immediately.

     Additional Provisions. Unless otherwise provided by the Compensation Committee in the agreement relating to an Award, each Award will vest and become exercisable in full upon the occurrence of any of the following change in control transactions: (a) the Board of Directors (or stockholders, if Board of Directors approval is not required by law) approves any of the following transactions (each an "Approved Transaction"): (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of common stock of the Company would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction; (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are common stockholders of the Company immediately prior thereto would have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange; (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company; or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; (b) any person or other entity (other than the Company or any subsidiary or any employee benefit plan sponsored by the Company or any subsidiary) purchases any common stock of the Company pursuant to a tender or exchange offer, without the prior consent of the Board of Directors, or any person or other entity (other than the Company, any subsidiary, any employee benefit plan sponsored by the Company or any subsidiary or any Controlling Person (as defined)) becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding securities, other than in a transaction (or series of related transactions) approved by the Board of Directors; or (c) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors of the Company cease to constitute a majority of the Board of Directors, unless the election, or nomination for election, of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period. "Controlling Person" is defined in the 1998 Plan to mean each of: (a) the Chairman of the Board, the President and each of the directors of the Company as of the effective date of the 1998 Plan; and (b) the respective family members, estates and heirs of each of the persons referred to in clause (a) and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs. Options, SARs or, if applicable, Stock Units not theretofore exercised will terminate upon consummation of an Approved Transaction. The Compensation Committee will have the discretion, unless otherwise provided in the agreement relating to a particular Award, to determine that any or all outstanding Awards of any or all types granted pursuant to the 1998 Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction or will not terminate if not exercised prior to consummation of the Approved Transaction, if action that, in the opinion of the Compensation Committee, is equitable and appropriate is taken by the Board of Directors or by the surviving or acquiring corporation, as the case may be, to assume such Award or substitute a new Award therefor and in order to make such assumed or new Award, as nearly as may be practicable, equivalent to the old Award, taking into account the kind and amount of securities, cash or other assets into or for which the Common Stock may be converted or exchanged in connection with the Approved Transaction.

     In the event of a stock split, stock dividend or distribution, reclassification, recapitalization or other corporate event that affects the Common Stock (including mergers or consolidations other than those which constitute Approved Transactions), the 1998 Plan provides for the Compensation Committee to make such adjustments as it deems equitable and appropriate to any or all of: (a) the number and kind of shares subject to outstanding Awards; (b) the purchase or exercise price and the relevant base price of outstanding Awards; and (c) the number and kind of shares for which Awards may thereafter be granted under the 1998 Plan.

     The Compensation Committee may require in the agreement relating to an Award that if the holder acquires any shares of Common Stock through the exercise of Options or SARs or through the vesting of Restricted Shares or Stock Units granted in the Award, then prior to selling or otherwise transferring any such shares to a third party, such holder must offer to sell such shares to the Company, at their fair market value, pursuant to a right of first refusal.

     The obligations of the Company with respect to Awards granted under the 1998 Plan are subject to all applicable laws.

     No awards may be granted under the 1998 Plan on or after the ten-year anniversary of its effective date. The Board of Directors or the Compensation Committee may at any time prior to the tenth anniversary of the effective date terminate the 1998 Plan, and may, from time to time, suspend or discontinue the 1998 Plan or modify or amend the 1998 Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is required by applicable legal requirements. Termination or amendment of the 1998 Plan may not adversely affect the rights of any holder of an Award without his or her consent. Subject to the specific terms of the 1998 Plan, the Compensation Committee may accelerate any Award or waive any conditions or restrictions pertaining to such Award at any time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary generally describes the principal federal (but not state and local) income tax consequences of Awards made pursuant to the 1998 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the corporation or other entity employing the recipient of an award (the "Employer Entity"). In particular, this summary is qualified in its entirety by the discussion of Section 162(m) of the Code, discussed below under "Limitation on Deductions." The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     Options. In general, for federal income tax purposes, neither the grant nor the exercise of an Incentive Option will result in taxable income to the Optionholder or a deduction for the Company. An Optionholder may be subject, however, to the alternative minimum tax in the year that an Incentive Option is exercised. The excess of the fair market value of the Common Stock (determined at the date of exercise) acquired through the exercise of an Incentive Option over the exercise price is in addition to income in determining alternative minimum taxable income and such additional amount may be sufficient in amount to subject the Optionholder to the alternative minimum tax.

     If the Optionholder holds the Common Stock acquired through the exercise of Incentive Options for the full holding period (two years after the Option is granted and one year after it is exercised), he will recognize a capital gain or loss at the time of the sale of the stock based on the difference between the Option exercise price and the sale price. Generally, long-term capital gains are taxed to an individual at maximum rates of 28% for property held for one year and 20% for property held for 18 months or more, as opposed to a maximum rate of 39.6% for ordinary income. There is no tax effect on the Employer Entity from the sale of such stock.

     If Common Stock acquired through the exercise of an Incentive Option is disposed of before the end of the holding period described in the preceding paragraph (a "disqualifying disposition"), the Optionholder will recognize ordinary income equal to the lesser of: (a) the difference between the fair market value of the shares on the date the Option was exercised and the Option exercise price; or (b) the difference between the amount received on the sale of the Common Stock and the Option exercise price. In the event of a disqualifying disposition, the Employer Entity will be entitled to a deduction in a corresponding amount to the extent that the amount is reasonable compensation and is an ordinary and necessary business expense. If the amount received by the Optionholder on the disqualifying disposition exceeds the fair market value of the shares on the date of exercise of the Incentive Option, such excess will ordinarily constitute capital gain.

     Although the Compensation Committee has the discretion under the 1998 Plan to provide for a period of time after the termination of an Optionholder's employment in which his or her Options may continue to be exercised, under current law an option must generally be exercised within three months after termination of employment (one year in the case of termination because of death or disability) in order to qualify as an Incentive Option.

     In general, the grant of a Nonqualified Option will not result in taxable income to the Optionholder or a deduction to the Employer Entity for federal income tax purposes. Upon exercise of a Nonqualified Option, the Employer Entity will be entitled, for federal income tax purposes, to a tax deduction and the Optionholder will recognize ordinary income. The amount of such deduction and income generally will equal the amount by which the fair market value of the shares acquired on the date the Nonqualified Option is exercised exceeds the Option exercise price of the shares if the Common Stock is transferable and not subject to a substantial risk of forfeiture at such time. In general, the Common Stock received on exercise of a Nonqualified Option will be transferable and will not be subject to a substantial risk of forfeiture. However, if the sale of the Common Stock acquired upon exercise of a Nonqualified Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, which requires certain "insiders" to pay to the Company any profits received upon certain sales of Common Stock, the Optionholder will recognize ordinary income (and the Employer Entity will be entitled to a corresponding tax deduction) equal to the amount by which the fair market value of the shares acquired exceeds the Option exercise price for the shares on the earlier of: (a) the date that the Optionholder is no longer subject to liability under Section 16(b) of the Exchange Act; or (b) six months after the date the Nonqualified Option is exercised. An Optionholder subject to liability under Section 16(b) of the Exchange Act may, however, recognize ordinary income (and the Employer Entity will be entitled to a corresponding tax deduction) at the time the Option is exercised if the Optionholder makes an election under Section 83(b) of the Code.

     If an Option is exercised through the use of Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired by the exercise of an Incentive Option and the holding period requirement for those shares is not satisfied at the time they are used to exercise an Incentive Option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income in the amount described above. If shares issuable upon exercise of an Incentive Option are withheld to pay amounts payable in connection with the exercise of such Option, such shares would be deemed to have been disposed of in a disqualifying disposition, also resulting in the recognition of ordinary income with respect to the shares withheld as described above.

     Any difference between the basis of the Common Stock acquired through the exercise of a Nonqualified Option (the Option exercise price plus the ordinary income recognized) and the amount realized upon a subsequent sale of such shares will be treated as a short-term or long-term capital gain or loss, depending on the length of the period such shares are held prior to sale. Generally, long-term capital gains are taxed to an individual at maximum rates of 28% for property held for one year and 20% for property held 18 months or more, as opposed to a maximum rate of 39.6% for ordinary income.

     Stock Appreciation Rights. For federal income tax purposes, the grant of a SAR will not result in taxable income to the holder or a tax deduction to the Employer Entity. Upon exercise of a SAR, the amount of cash and fair market value of shares received by the holder, less cash or other consideration paid (if any), is taxed to the holder as ordinary income and the Employer Entity will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding. However, if the holder receives Common Stock upon the exercise of a SAR and is then subject to the restrictions under Section 16(b) of the Exchange Act discussed above, unless the holder elects otherwise, the amount of ordinary income and deduction will generally be measured at the time such restrictions lapse.

     Restricted Shares. The award of Restricted Shares will not result in taxable income to the employee or a tax deduction to the Employer Entity for federal income tax purposes. Upon expiration of the Restriction Period applicable to the Restricted Shares awarded, or, if applicable, at such later date as the restrictions under Section 16(b) of the Exchange Act described above expire, the fair market value of such shares at such expiration date, plus the amount of any Retained Distributions and unpaid Dividend Equivalents on such shares and any cash amount awarded, less cash or other consideration paid (if any), will be included in the holder's ordinary income as compensation, except that, in the case of Restricted Shares issued at the beginning of the Restriction Period, the holder may elect to include in his ordinary income as compensation at the time the Restricted Shares are awarded, the fair market value of such shares at such time, less any amount paid therefor. Absent the making of the election referred to in the preceding sentence, any cash dividends or other distributions paid with respect to Restricted Shares prior to expiration of the applicable Restriction Period will be included in the employee's ordinary income as compensation at the time of receipt. In each case, the Employer Entity will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Stock Units. The federal income tax consequences of the award of Stock Units will depend on the conditions of the Award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to the Employer Entity. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. The recipient may generally elect to accelerate the taxable event to the date of transfer, however, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction for the Employer Entity occurs only when ordinary income in respect of an Award is recognized by the employee (and then the deduction is subject to reasonable compensation and withholding requirements). Because Stock Unit Awards will be subject to whatever conditions may be determined by the Compensation Committee, the federal income tax consequences to the recipient and to the Employer Entity will depend on the specific conditions and terms of the Award.

     Performance Awards. A recipient will recognize ordinary income upon receipt of cash pursuant to a Performance Award or, if earlier, at the time such cash is otherwise made available for the eligible person to draw upon it. In general, a recipient will recognize ordinary income as a result of the receipt of Common Stock pursuant to a Performance Award in an amount equal to the fair market value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the recipient makes an election to be taxed on the fair market value of the Common Stock when such stock is received.

     Limitation on Deductions. Notwithstanding the above, Section 162(m) of the Code limits the deduction of compensation paid by a publicly held corporation to "covered employees" to the extent that "remuneration" to any such covered employee exceeds $1,000,000 in any taxable year. Covered employees are defined as any individual who on the last day of the taxable year is the chief executive officer or among the four most highly compensated officers (other than the chief executive officer). For the purpose of determining whether the $1,000,000 limitation is applicable the following items do not count as remuneration: (a) compensation paid on a commission basis; (b) non-taxable fringe benefits; (c) payments to or from a tax-
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

qualified pension plan; (d) certain "performance-based compensation"; and (e) certain payments made pursuant to a binding written contract in effect on February 17, 1993. In general, in order to qualify as "performance based compensation" the compensation must be payable solely on account of performance goals which are disclosed to and approved by stockholders, and the compensation must be established and administered by a compensation committee which consists solely of two or more outside directors as defined in the U.S. Treasury regulations. Because stockholders are approving a performance goal criteria in connection with the vote on the 1998 Plan at the Annual Meeting, compensation paid pursuant to Awards under the 1998 Plan may qualify as performance-based compensation.

     If compensation granted by the Compensation Committee does not fall within any of the exceptions to the definition of remuneration, then the Employer Entities, which are members of the Company's affiliated group of corporations, may lose part of the deductions they would otherwise be entitled to take with respect to covered employees.

INTEREST OF CERTAIN PERSONS IN 1998 INCENTIVE PLAN PROPOSAL

     On December 16, 1997, the Compensation Committee of the Board of Directors granted to Dr. Malone, pursuant to the 1998 Plan, options in tandem with stock appreciation rights to acquire an aggregate of 2,800,000 shares of Ventures Group Series B Stock (as adjusted for the Ventures Stock Dividend). See "CONCERNING MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of the Company" and "New Plan Benefits" for a discussion of the terms of this grant. The effectiveness of this grant is conditioned upon the stockholders approving the 1998 Incentive Plan Proposal. If the 1998 Incentive Plan Proposal is not approved by stockholders, the above-described grant to Dr. Malone will be null and void.

VOTE REQUIRED FOR APPROVAL

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMBINED VOTING POWER AND A MAJORITY OF THE COMBINED NUMBER OF THE SHARES OF THE TCI GROUP COMMON STOCK, THE LIBERTY MEDIA GROUP COMMON STOCK, THE VENTURES GROUP COMMON STOCK, AND THE SERIES C PREFERRED STOCK REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, VOTING AS A SINGLE CLASS, IS REQUIRED TO APPROVE THE 1998 INCENTIVE PLAN PROPOSAL.

                              INDEPENDENT AUDITORS

     The firm of KPMG Peat Marwick LLP serves as the Company's independent certified public accountants. A partner of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if KPMG Peat Marwick LLP so desires and will be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     Proposals by stockholders for which consideration is desired at the 1999 annual meeting of stockholders must be received by the Company by December 31, 1998 to be considered for inclusion in proxy materials for the 1999 annual meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO THE INVESTOR RELATIONS DEPARTMENT, TELE-COMMUNICATIONS, INC., POST OFFICE BOX 5630, DENVER, COLORADO 80217-5630.

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

                                                                      APPENDIX A

                           TELE-COMMUNICATIONS, INC.
                              1998 INCENTIVE PLAN
                         (EFFECTIVE DECEMBER 16, 1997)

                                   ARTICLE I

                           PURPOSE AND EFFECTIVENESS

     1.1 Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors providing services to the Company or its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company or its Subsidiaries. The Plan is also intended to aid in (i) attracting persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company.

     1.2 Effective Date. The Plan became effective on December 16, 1997, but shall be subject to the approval by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company represented in person or by proxy and entitled to vote at the 1998 annual meeting of stockholders of the Company. Any Awards under the Plan made prior to such stockholder approval shall be conditioned upon such approval and shall be null and void if such approval is not obtained.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

     "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

     "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, stock units agreement or performance award agreement, or an agreement evidencing more than one type of Award, specified in Section 11.5, as any such Agreement may be supplemented or amended from time to time.

     "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of common stock of the Company would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

     "Award" means a grant of Options, SARs, Restricted Shares, Stock Units, Performance Awards and/or cash under this Plan.

     "Board" means the Board of Directors of the Company.

     "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

     "Committee" means the committee of the Board appointed pursuant to Section
3.1 to administer the Plan.

     "Common Stock" means any of TCOMA, TCOMB, LBTYA, LBTYB, TCIVA or TCIVB, each of which is a series of the Company's common stock, $1.00 par value per share.

     "Company" means Tele-Communications, Inc., a Delaware corporation.

     "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary) shall purchase any common stock of the Company (or securities convertible into common stock of the Company) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation or other entity (other than the Company, any Subsidiary, any employee benefit plan sponsored by the Company or any Subsidiary, or any Controlling Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Controlling Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date of this Plan, and (b) the respective family members, estates and heirs of each of the persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs. As used with respect to any person, the term "family member" means the spouse, siblings and lineal descendants of such person.

     "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     "Dividend Equivalents" means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

     "Domestic relations order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     "Effective Date" means December 16, 1997, the date on which the Plan originally became effective.

     "Equity security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

     "Fair Market Value" of a share of any series of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of such series of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on Nasdaq or, if not reported on Nasdaq, as quoted by the National Quotation Bureau Incorporated, or if the applicable series of Common Stock is listed on an exchange, on the principal exchange on which such series of Common Stock is listed. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

     "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

     "Holder" means an employee of the Company or a Subsidiary or an independent contractor who has received an Award under this Plan.

     "Incentive Stock Option" means a stock option granted under Article VI which is intended to be an incentive stock option within the meaning of Section 422 of the Code.

     "LBTYA" means the Tele-Communications, Inc. Series A Liberty Media Group Common Stock of the Company.

     "LBTYB" means the Tele-Communications, Inc. Series B Liberty Media Group Common Stock of the Company.

     "Nasdaq" means The Nasdaq Stock Market.

     "Nonqualified Stock Option" means a stock option granted under Article VI that is designated a nonqualified stock option.

     "Option" means any Incentive Stock Option or Nonqualified Stock Option.

     "Performance Award" means an award of cash or property made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

     "Performance Goal" means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

     "Plan" means this Tele-Communications, Inc. 1998 Incentive Plan.

     "Restricted Shares" means shares of any series of Common Stock or the right to receive shares of any specified series of Common Stock, as the case may be, awarded pursuant to Article VIII.

     "Restriction Period" means a period of time beginning on the date of each award of Restricted Shares and ending on the Vesting Date with respect to such award.

     "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

     "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

     "Stock Unit Award" has the meaning ascribed thereto in Section 9.1.

     "Subsidiary" of the Company means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Company or any business entity in which the Company owns directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

     "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

     "TCIVA" means the Tele-Communications, Inc. Series A TCI Ventures Group Common Stock of the Company.

     "TCIVB" means the Tele-Communications, Inc. Series B TCI Ventures Group Common Stock of the Company.

     "TCOMA" means the Tele-Communications, Inc. Series A TCI Group Common Stock of the Company.

     "TCOMB" means the Tele-Communications, Inc. Series B TCI Group Common Stock of the Company.

     "Vesting Date" with respect to any Restricted Shares awarded hereunder means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such award of Restricted Shares pursuant to Article VIII. If more than one Vesting Date is designated for an award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     3.2 Powers. The Committee shall have full power and authority to grant to eligible persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Stock Units under
Article IX of the Plan, and/or Performance Awards under Article X of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Committee in its discretion deems relevant.

     3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions of this Article IV, (a) the maximum number of shares of any combination of TCOMA or TCOMB with respect to which Awards may be granted during the term of the Plan shall be 10,000,000 shares, (b) the maximum number of shares of any combination of LBTYA or LBTYB with respect to which Awards may be granted during the term of the Plan shall be 7,500,000 shares and (c) the maximum number of shares of any combination of TCIVA or TCIVB shares with respect to which Awards may be granted during the term of the Plan shall be 7,500,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2),
(ii) any Award of any SARs granted under the Plan that shall be exercised for cash and (iii) any Award of Restricted Shares or Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited), shall again be available for purposes of the Plan.

     4.2 Adjustments. If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of Common Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions) affects any series of Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of shares of such series which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of such series subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

                                   ARTICLE V

                                  ELIGIBILITY

     5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such employees (including officers and, subject to Section 5.2, directors) of the Company and its Subsidiaries or independent contractors as the Committee shall select. Awards may be made to employees or independent contractors who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

     5.2 Ineligibility. No member of the Committee, while serving as such, shall be eligible to receive an Award.

                                   ARTICLE VI

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the series and number of shares of Common Stock subject to such Option, whether such Option is an Incentive Stock Option or a Nonqualified Stock Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option. Subject to the other provisions of the Plan, the same person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

     6.2 Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than or equal to the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

     6.3 Limitation on Grants. Except for Awards described in Section 11.1, no Person may be granted in any calendar year Options covering more than three million shares of any combination of TCOMA or TCOMB, three million shares of any combination of TCIVA or TCIVB, and three million shares of any combination of LBTYA or LBTYB (as such numbers may be adjusted from time to time after as provided in Section 4.2).

     6.4 Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement.

     6.5 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     6.6  Manner of Exercise.

     (a) Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 11.10 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) in the case of Options on shares of LBTYA or LBTYB, whole shares of LBTYA or LBTYB, (v) in the case of Options on shares of TCOMA or TCOMB, whole shares of TCOMA or TCOMB,
(vi) in the case of Options on shares of TCIVA or TCIVB, whole shares of TCIVA or TCIVB, (vii) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (viii) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (ix) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Committee may reserve the sole discretion to approve or disapprove such election.

     (b) Value of Shares. Shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

     (c) Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 11.10, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. No Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     6.7 Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VII

                                      SARs

     7.1 Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. Except for Awards described in Section 11.1, no Person may be granted in any calendar year SARs covering more than three million shares of any combination of TCOMA or TCOMB, three million shares of any combination of TCIVA or TCIVB, and three million shares of any combination of LBTYA or LBTYB (as such numbers may be adjusted from time to time as provided in Section 4.2).

     7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or (if the related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Holder thereof shall be entitled to receive from the Company, for each share of the series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of such series of Common Stock on the date of exercise over the related Option purchase price per share; provided, however, that the Committee may, in any Agreement granting Tandem SARs, provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

     7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR shall be not less than 100% of the Fair Market Value of the shares of the applicable series of Common Stock on the date of grant of the Free Standing SAR. Subject to the limitations of the Plan, upon the exercise of a Free

Standing SAR, the Holder thereof shall be entitled to receive from the Company, for each share of the series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of such series of Common Stock on the date of exercise over the base price per share of such Free Standing SAR.

     7.4 Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock (valued at Fair Market Value on the date of exercise of such SAR) or a combination of cash and shares of such series of Common Stock as specified in the Agreement, or, if so provided in the Agreement, either as determined by the Committee in its sole discretion or as elected by the Holder. The Company's obligation arising upon the exercise of a SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Committee may determine. No fractional shares of Common Stock shall be issuable upon exercise of a SAR and, unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

     7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs and for such other limits on the rights of the Holder and such other terms and conditions of the SAR as the Committee may determine, including, without limitation, a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

     7.6 Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR.

     7.7 Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VIII

                               RESTRICTED SHARES

     8.1 Grant. Subject to the limitations of the Plan, the Committee shall designate those eligible persons to be granted awards of Restricted Shares, shall determine the time when each such Award shall be granted, whether shares of Common Stock covered by awards of Restricted Shares will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the applicable series of Common Stock are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each award of Restricted Shares and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.

     8.2 Issuance of Restricted Shares at Beginning of the Restriction Period. If shares of the applicable series of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such

Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company and the Holder shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

     8.3 Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and
(e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

     8.4 Issuance of Stock at End of the Restriction Period. Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of the applicable series of Common Stock and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an award of Restricted Shares, in each case until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either
(i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

     8.5 Cash Awards. In connection with any award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

     8.6 Completion of Restriction Period. On the Vesting Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested and (c) any cash award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

                                   ARTICLE IX

                                  STOCK UNITS

     9.1 Grant. In addition to granting awards of Options, SARs and Restricted Shares, the Committee shall have authority to grant to eligible persons awards of Stock Units which may be in the form of shares of any specified series of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to
Section 9.2, awards of Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its sole discretion, which need not be identical for each Award. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.

     9.2 Rules. The Committee may, in its sole discretion, establish any or all of the following rules for application to an award of Stock Units:

     (a) Any shares of Common Stock which are part of an award of Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or if later, the date provided by the Committee at the time of the Award.

     (b) Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an award of Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

     (c) Awards of Stock Units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant.

     (d) Awards of Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any.

     (e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

                                   ARTICLE X

                               PERFORMANCE AWARDS

     10.1 Terms of Performance Awards. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the Performance Goal relates and

(ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met.

     10.2 Performance Goal Criteria. Such a Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: revenue, net income, stock price, market share, earnings per share, cash flow, return on equity, return on assets or decrease in costs. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent that the Plan conform with the standards of Section 162(m) of the Code and Treasury Regulation sec. 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.

     10.3 Committee Certification. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

     10.4 Certain Limitations. Notwithstanding anything to the contrary contained in this Plan, any Performance Awards made hereunder shall be limited so that no person may be granted Performance Awards consisting of cash or in any other form permitted under this Plan (other than Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares, or, in either case, additional cash amounts related to such an Award) in respect of any one-year period having a value determined on the date of grant in excess of $10,000,000.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     11.1 Acceleration of Options, SARs, Restricted Shares, Stock Units and Performance Awards.

     (a) Death or Disability. If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full, and (iv) in the case of Performance Awards, each such Performance Award shall become vested in full.

     (b) Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full; and (iv) in the case of Performance

Awards, all Performance Goals shall thereupon be deemed to have been achieved, and all Performance Awards shall thereupon be deemed to be fully vested and immediately payable, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction; provided, however, that any Options, SARs or, if applicable, Stock Units not theretofore exercised shall terminate upon consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis nor Performance Goals be deemed to have been achieved in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for such Award or to assume such Award and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     11.2  Termination of Employment.

     (a) General. If a Holder's employment shall terminate prior to the complete exercise of an Option or SAR (or deemed exercise thereof, as provided in Section 7.2) or during the Restriction Period with respect to any Restricted Shares or prior to the vesting or complete exercise of any Stock Units or prior to the vesting of any Performance Award, then such Option, SAR, or Stock Unit shall thereafter be exercisable, such Performance Award shall thereafter vest, and the Holder's rights to any unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and cash amounts and any such unvested Stock Units shall thereafter vest, solely to the extent provided in the applicable Agreement; provided, however, that (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination by the Company for cause will be treated in accordance with the provisions of Section 11.2(b).

     (b) Termination by Company for Cause. If a Holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option or SAR, or prior to the vesting or complete exercise of any Stock Unit, or prior to the vesting of any Performance Award, for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then (i) all Options and SARs and all unvested or unexercised Stock Units held by such Holder shall immediately terminate, (ii) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any cash awards shall be forfeited immediately and (iii) such Holder's interest in all unvested Performance Awards shall be forfeited immediately.

     (c) Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or any Subsidiary.

     11.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

     11.4 Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

     11.5 Written Agreement. Each grant of an Option under the Plan shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as Incentive Stock Options or Nonqualified Stock Options; each SAR shall be evidenced by a stock appreciation rights agreement; each award of Restricted Shares shall be evidenced by a restricted shares agreement; each award of Stock Units shall be evidenced by a stock units agreement; each Performance Award shall be evidenced by a performance award agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Stock Units or Performance Awards shall be notified promptly of such grant and a written agreement shall be promptly executed and delivered by the Company and the grantee, provided that, in the discretion of the Committee, such grant of Options, SARs, Restricted Shares, Stock Units or Performance Award shall terminate if such written agreement is not signed by such grantee (or his attorney) and delivered to the Company within 60 days after the date the Committee approved such grant. Any such written agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 11.8(b).

     11.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

     11.7 Right of First Refusal. The Agreements may contain such provisions as the Committee shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option or SAR or upon the vesting of Restricted Shares or Stock Units awarded under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options or SARs and the vesting of Restricted Shares or Stock Units shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

     11.8  Termination and Amendment.

     (a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is required by applicable legal requirements.

     (b) Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 11.8(a)), the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 11.8(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

     11.9 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any of TCOMA, TCOMB, LBTYA, LBTYB, TCIVA or TCIVB is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

     11.10 Withholding. The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Stock Units, as appropriate, may, in the discretion of the Committee, be paid in shares of the applicable series of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.6) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

     11.11 Separability. It is the intent of the Company that Awards under this Plan comply with certain exemptive provisions applicable to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be consistent with the availability of exemptions for grants and awards or dispositions to the Company under Section 16 of the Exchange Act, such provision shall be null and void to the extent required to comply with such exemptive provisions.

     11.12 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     11.13 Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

     11.14 Unfunded Plan. Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VIII with respect to awards of Restricted Shares and except as expressly set forth in writing, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company and any Subsidiary to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     11.15 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     11.16 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 11.10.

     11.17 Legends. In addition to any legend contemplated by Section 11.7, each certificate evidencing Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

     11.18 Company's Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

                            TELE-COMMUNICATIONS, INC.
                         SERIES A TCI GROUP COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)

--------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

FOR          ___           AGAINST          ___             ABSTAIN          ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                      Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                      DATED:                              , 1998
                                            ------------------------------

                                      ------------------------------------------
                                      Stockholder's Signature

                                      ------------------------------------------
                                      Stockholder's Signature




Please Sign, Date and Return the Proxy Card           Votes MUST be Indicated
Promptly Using the Enclosed Envelope                  in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

                            TELE-COMMUNICATIONS, INC.
                    SERIES A LIBERTY MEDIA GROUP COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominees(s).)


--------------------------------------------------------------------------------


2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

    FOR      ___             AGAINST        ___                 ABSTAIN      ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                      Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                      DATED:                              , 1998
                                            ------------------------------

                                      ------------------------------------------
                                      Stockholder's Signature


                                      ------------------------------------------
                                      Stockholder's Signature



Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

                            TELE-COMMUNICATIONS, INC.
                         SERIES B TCI GROUP COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                               *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)


--------------------------------------------------------------------------------


2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

   FOR        ___              AGAINST        ___              ABSTAIN       ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             ----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature


Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

                            TELE-COMMUNICATIONS, INC.
                    SERIES B LIBERTY MEDIA GROUP COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)


--------------------------------------------------------------------------------


2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

   FOR       ___             AGAINST        ___               ABSTAIN        ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             -----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature


Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

      CLASS B 6% CUMULATIVE REDEEMABLE EXCHANGEABLE JUNIOR PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)


--------------------------------------------------------------------------------


2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             -----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature



Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

           REDEEMABLE CONVERTIBLE TCI GROUP PREFERRED STOCK, SERIES G

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)

   ----------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             -----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature



Please Sign, Date and Return the Proxy Card         Votes MUST be Indicated
Promptly Using the Enclosed Envelope                in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

      REDEEMABLE CONVERTIBLE LIBERTY MEDIA GROUP PREFERRED STOCK, SERIES H

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)

   -----------------------------------------------------------------------


2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                      Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                      DATED:                             , 1998
                                            -----------------------------

                                      -----------------------------------------
                                      Stockholder's Signature

                                      -----------------------------------------
                                      Stockholder's Signature


Please Sign, Date and Return the Proxy Card           Votes MUST be Indicated
Promptly Using the Enclosed Envelope                  in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

                            TELE-COMMUNICATIONS, INC.
                    SERIES A TCI VENTURES GROUP COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)

   -----------------------------------------------------------------------



2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

   FOR        ___            AGAINST         ___              ABSTAIN        ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             -----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature



Please Sign, Date and Return the Proxy Card            Votes MUST be Indicated
Promptly Using the Enclosed Envelope                   in Black or Blue Ink (X)

                           TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

                            TELE-COMMUNICATIONS, INC.
                    SERIES B TCI VENTURES GROUP COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)

   -----------------------------------------------------------------------



2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

   FOR         ___             AGAINST          ___            ABSTAIN       ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             -----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature


Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

                CONVERTIBLE PREFERRED STOCK, SERIES C - TCI GROUP

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)

   -----------------------------------------------------------------------



2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

   FOR        ___             AGAINST          ___             ABSTAIN       ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             -----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature


Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)

                            TELE-COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

           CONVERTIBLE PREFERRED STOCK, SERIES C - LIBERTY MEDIA GROUP

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Malone and Stephen M. Brett, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on April 30, 1998, at the Annual Meeting of TCI to be held on June 16, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: John W. Gallivan, Paul A. Gould and Jerome H. Kern).

FOR all nominees listed above:___ WITHHOLD AUTHORITY to vote for all nominees listed above:___

                                 *EXCEPTIONS:___

   (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be cast FOR the other nominee(s).)

   -----------------------------------------------------------------------



2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1998 Incentive Plan.

   FOR          ___             AGAINST        ___             ABSTAIN       ___

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                       Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                       DATED:                             , 1998
                                             -----------------------------

                                       -----------------------------------------
                                       Stockholder's Signature

                                       -----------------------------------------
                                       Stockholder's Signature


Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)